UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Soliciting Material under §240.14a-12

TIDEWATER INC.

(Name of Registrant as Specified in Its Charter)

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2026 PROXY STATEMENT

Annual Meeting to be held on June 16, 2026

A MESSAGE TO OUR STOCKHOLDERS FROM TIDEWATER’S
PRESIDENT & CHIEF EXECUTIVE OFFICER,
QUINTIN V. KNEEN

April 28, 2026
Dear Fellow Stockholders,
As Tidewater celebrates its 70th anniversary in 2026, I extend my sincere gratitude for your trust and continued investment. I am honored to commemorate this milestone with you at our upcoming 2026 Annual Meeting of Stockholders being held on June 16, 2026.
Our story began with Alden “Doc” Laborde, a visionary who in 1956 led Tidewater in building the world’s first offshore support vessel, the Ebb Tide. Today, we have a global workforce consisting of over 7,300 people, operating more than 200 vessels, across over 30 countries and representing over 90 nationalities.
During 2025, we operated in an environment marked by both opportunity and uncertainty. Against this backdrop, our team remained focused on executing our strategy with discipline. As a result, we delivered another year of strong financial results, with $1.35 billion in revenue, $333.5 million in net income, $598.1 million in adjusted EBITDA, $379.1 million net cash provided by operating activities and $426.0 million of free cash flow.1
Safety first, sustainability always is a founding principle that guides how we operate across our global footprint, on every vessel, in every region, and in every decision we make. Strong governance and a commitment to transparency and communication are fundamental to this principle and Tidewater’s future success. Our Board of Directors understands the importance of our safety first, sustainability always principle and remains focused on supporting our growth and strategy through their active oversight, broad expertise, and engagement with management to drive effective risk management and long term value for our stockholders.
Our current position in the offshore market and our 2025 financial performance are the result of our strong governance framework and a focused multi-year strategy. That strategy includes enhancing our fleet profile through targeted disposals and disciplined acquisitions, as well as leveraging our historical investments in scalable global shore-based infrastructure.
We feel confident in our ability to drive another year of progress in 2026 and continue to have a positive outlook on the offshore energy industry. While ongoing global conflicts, including in the Middle East, have introduced near-term uncertainty, it underscores the strategic importance of energy security and the need for sustained upstream investment to support reliable and affordable global energy supply. As demand for hydrocarbons continues to grow, we expect offshore developments to play an important role given their scale, long reserve lives, and attractive economics. We believe these dynamics support a sustained upcycle for offshore services and position Tidewater well, given our global operating footprint, modern and high-specification fleet, and disciplined strategy.
On behalf of the Company, I want to express my appreciation to our Board members for their support, guidance and dedication. Together, we remain committed to acting in the best interests of our stockholders and advancing Tidewater’s long-term success. To our customers, stockholders, employees and communities, thank you for your continued support of Tidewater. I remain honored to serve as the Company’s President and Chief Executive Officer, and I appreciate the trust you place in me, our Board and our leadership team.
Sincerely,
Quintin V. Kneen
President, Chief Executive Officer & Director

1
For a reconciliation to the most comparable GAAP financial measure of Adjusted EBITDA and Free Cash Flow, see Appendix A.

A MESSAGE TO OUR STOCKHOLDERS FROM TIDEWATER’S
CHAIRMAN OF THE BOARD, DICK FAGERSTAL
April 28, 2026
Dear Fellow Stockholders:
In this annual letter to stockholders, I have tried to outline some of the main principles used by your Board in managing its affairs. As a Board, we are committed to strive for “best practice” governance, which provides a roadmap and guidelines for how we operate and make decisions.
As always, safety is more than a top priority, it’s a fundamental core value that shapes our decisions, our culture and our leadership. Without it, we risk losing the confidence of employees, contractors, customers, investors, and regulators. To ensure proper oversight, the Board has established a dedicated Safety & Sustainability Committee, allowing for focused attention on safe operations. Good governance goes beyond rules, it reflects how we act. We are committed to transparency, accountability, and integrity in our relationships with all stakeholders.
We continue to invest in Board education to better navigate the complexity of our industry and make informed, risk-adjusted decisions aligned with our long-term strategy. Our investment includes a strong focus on cybersecurity, where risks are increasing, and on artificial intelligence, which presents both opportunities and challenges. We are working to ensure the Board is well equipped to support management in these areas.
A diverse and skilled Board is essential to effective oversight. We regularly evaluate our composition and performance to ensure we maintain the right mix of experience and perspectives. We also believe that separating the roles of Chairman and CEO represents best practice, ensuring clear oversight of management and alignment with stockholder interests.
We aim to foster a culture of continuous learning, we aspire to be a “learn-it-all” rather than a “know-it-all” organization. We periodically hold Board meetings in key operating regions, which helps deepen our understanding of our global business and our local operating teams.
We have developed within robust governance frameworks to support our operations and compliance with applicable regulations across all jurisdictions. Our whistleblower system allows employees and stakeholders to raise concerns directly with the Board.
Engagement with stockholders remains a priority. Over the past year, we have connected with stockholders representing nearly 50% of our ownership, and we listen to and value their input in shaping our strategy.
We are fortunate to have an experienced management team led by our CEO and President, Quintin Keen, whose leadership has driven profitable growth through successful acquisitions and disciplined execution of our strategy. I would like to thank Quintin, the management team, and our more than 7,300 employees worldwide for their significant contributions in 2025.
In summary, we believe our focus on safety, governance, continuous learning, and proactive risk management position the Company to create long-term value for our stockholders.
Thank you for your continued support.
Sincerely,
Dick Fagerstal
Chairman of the Board

TIDEWATER INC.
842 West Sam Houston Parkway North, Suite 400
Houston, Texas 77024
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
Date and Time Tuesday, June 16, 2026 8:00 a.m., Central Time.
Place
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live audio webcast.
To attend the Annual Meeting, go to www.virtualshareholdermeeting.com/TDW2026. You will be able to join the meeting 15 minutes before the start time, and we encourage you to do so to ensure you can connect.

Purpose
1.
Election of seven directors named in the proxy statement

2.
Advisory vote to approve named executive officer compensation

3.
Approval of the First Amendment to the Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance thereunder by 2,250,000

4.
Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

5.
Transact any other business properly brought before the meeting or any adjournment or postponement thereof

Who Can Vote Only stockholders of record at the close of business on April 17, 2026, are entitled to notice of, and to vote at, the 2026 Annual Meeting.

Our Board of Directors unanimously recommends that you vote:
•
FOR each of the seven director nominees,

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FOR approval of our named executive officer compensation,

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FOR approval of the First Amendment to the Amended and Restated 2021 Stock Incentive Plan to increase the plan’s shares available for issuance thereunder by 2,250,000, and

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FOR ratification of our selection of PricewaterhouseCoopers LLP as our independent auditors.

Your vote is important. Even if you own only a few shares, we want your voice to be represented at the meeting. If you are unable to attend the meeting and wish to have your shares voted, you may vote by telephone or online, or, if you have received a paper copy of our proxy materials, by completing, dating, and signing the enclosed proxy card and returning it in the accompanying envelope as promptly as possible. You may revoke your proxy by giving a revocation notice to our Corporate Secretary at any time before the 2026 Annual Meeting, by timely delivering a proxy bearing a later date, or by voting at the meeting.

By Order of the Board of Directors DANIEL A. HUDSON Executive Vice President, Chief Legal Officer and Corporate Secretary
Houston, Texas
April 28, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF OUR PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 16, 2026
This proxy statement and our 2025 Annual Report on Form 10-K are available at www.proxyvote.com and on our website at www.tdw.com.

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES
This document may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the Board of Directors of Tidewater Inc. (“Tidewater” or the “Company”), corporate governance practices, executive compensation program, equity compensation utilization and sustainability initiatives. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law. Any performance made in reference to our sustainability plans and programs are developing and based on assumptions that continue to evolve, and no assurance can be given that any such plan, initiative, goal, commitment, or expectation can or will be achieved. The inclusion of information related to our sustainability program and initiatives is not an indication that such information is material under the standards of the SEC.
This document includes references to websites, website addresses and materials found on those websites. The content of any websites and materials named, hyperlinked or otherwise referenced in this document are not incorporated. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement into this document or in any other report or document we file with the SEC, and any references to such websites and materials are intended to be inactive textual references only.

PROXY STATEMENT SUMMARY
This summary highlights selected information contained elsewhere in this proxy statement but does not contain all of the information that you should consider before voting your shares. We recommend that you read the entire proxy statement carefully before voting. For complete information regarding the 2026 Annual Meeting of Stockholders, including the proposals to be voted on, and our performance during the 2025 fiscal year, please review the entire proxy statement and our Annual Report on Form 10-K for the period ended December 31, 2025. These materials are being made available to stockholders on or about April 28, 2026.
2026 Annual Meeting of Stockholders
When Tuesday, June 16, 2026 8:00 a.m., Central Time	Place Online at www.virtualshareholdermeeting.com/TDW2026
Record Date April 17, 2026	Voting Only stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals.
Agenda Items and Voting Recommendations
Proposal	Description	Board Vote Recommendation	Page
	Election of Seven Directors Named in the Proxy Statement	FOR each nominee	7
	Advisory Vote to Approve Named Executive Officer Compensation	FOR	35
	Approval of the First Amendment to the Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 2,250,000	FOR	67
	Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	FOR	78

Director Nominee Highlights
Name and Principal Occupation	Age	Director Since	Board Committees
			AC	C&HC	N&GC	S&SC
Melissa L. Cougle Chief Financial Officer of Ranger Energy Services, Inc.	49	2022
Dick H. Fagerstal Retired Executive Chairman of Global Marine Group	65	2017
Quintin V. Kneen President and Chief Executive Officer of Tidewater Inc.	60	2019
Louis A. Raspino Retired Chairman of Clarion Offshore Partners	73	2018
Robert E. Robotti President of Robotti & Company Advisors, LLC and Robotti Securities, LLC Managing Director of Ravenswood Management Company, LLC	72	2021
Kenneth H. Traub President, Chief Executive Officer and Chairman of the Board of Comtech Telecommunications Corp. Managing Partner of Delta Value Group, LLC	64	2018
Lois K. Zabrocky President, Chief Executive Officer, and Director of International Seaways, Inc.	56	2020
AC	Audit Committee	C&HC	Compensation & Human Capital Committee
N&GC	Nominating & Corporate Governance Committee	S&SC	Safety & Sustainability Committee
	Member		Chair

Director Nominee Board Skills and Experience

Industry
Contributes to the Board’s deeper understanding of Tidewater’s operations and competitive environment in the marine and energy offshore service industries, including energy industry trends, outlook, and risks

Executive Leadership	Valuable to the Board’s understanding and oversight of a range of organizational matters, including corporate leadership, business operations, strategy development, and organizational risks
Accounting / Financial Reporting	Critical to the Board’s oversight of Tidewater’s financial statements and financial reports
Finance / Capital Markets	Valuable to the Board’s understanding and evaluation of Tidewater’s capital structure, capital allocation, and financial strategy
Global Enterprise
Contributes to the Board’s oversight and understanding of the diverse business environments, economic conditions, governmental relationships, and cultures associated with Tidewater’s global workforce and overseas operations

Technology / Cybersecurity	Contributes to the Board’s understanding of information technology and emerging cybersecurity risks in the digital age
Human Capital Management	Contributes to the Board’s ability to attract, motivate, retain, and oversee the development of talent
Sustainability / Environmental	Contributes to oversight and understanding of Environmental, Health, Safety, and sustainability issues and their relationship to Tidewater’s business and strategy
Public Company Governance	Contributes to understanding of best practices in corporate governance matters and significant public company experience
Governmental / Legal, Regulatory
Provides the Board with better understanding of our highly-regulated industry, along with insight into effective strategies in managing the complex legal, political, and regulatory landscape in which Tidewater operates

Risk Management	Valuable to the Board’s ability to effectively oversee, anticipate, identify, and support management’s mitigation of the most significant risks facing the Company
Additional information regarding the Nominating & Corporate Governance Committee’s role in nominating directors and the ability of stockholders to recommend candidates for director may be found under “Proposal 1: Election of Directors—Process for Identifying, Nominating and Adding Directors” and “Proposal 1: Election of Directors—Consideration of Candidates Recommended by Stockholders,” respectively.

Tidewater’s 2025 Performance Highlights
(1)
For a reconciliation to the most comparable GAAP financial measure of Adjusted EBITDA and Free Cash Flow, see Appendix A.

(2)
TRCF, or Total Recordable Case Frequency, is a metric used to measure the number of recordable injuries per million working hours and viewed as a key indicator of a company’s safety performance, helping track trends and identify areas for improvement.

(3)
LTIF, or Lost Time Injury Frequency Rate, is a key safety metric used to measure the frequency of lost time injuries (LTIs) in a workplace, specifically, the number of LTIs per 1 million hours worked. A lower LTIFR indicates a safer workplace.

•
Delivered Successful Financial Results. Our year-over-year financial performance for fiscal 2025 resulted in: a 0.5% increase in revenue, an 86.0% increase in net income, a 6.9% increase in Adjusted EBITDA, a 34.2% increase in net cash provided by operating activities, a 28.7% increase in generated free cash flow, and a 6.1% increase in average day rates. Although 2025 was anticipated to be a down year for the offshore industry, Tidewater was able to successfully navigate any challenges to deliver meaningful financial results, demonstrating the resilience built over the last several years through persistent focus on operational excellence and a disciplined acquisition strategy focused on high-quality assets.

•
Reset Debt Capital Structure Providing Balance Sheet Strength & Financial Flexibility. In July 2025, we executed a refinancing transaction that established a long-term debt capital structure, including the completion of a $650 million senior unsecured notes offering and the execution of a $250 million revolving credit facility, which remained undrawn at year end. In addition to the balance sheet strength and financial flexibility the refinancing provides, the new structure allows for a larger allocation of free cash flow for shareholder returns. To this end, the Board authorized a new share repurchase program of $500 million effective August 2025.

•
Continued Commitment to Driving Long-Term Stockholder Value. As of the end of 2025, we had achieved: (i) an absolute three-year total stockholder return (TSR) of +37% and a relative three-year TSR rank in the 75th percentile of our compensation peer group set forth in our 2023 performance-based restricted stock unit awards; and (ii) an absolute five-year TSR of +485%.

•
Continued Safety-First Focus. During 2025, we continued to prioritize our strong safety-first culture, including regular management and Board reviews of our health, safety, and environmental (HSE) performance, improving our already robust HSE enterprise system and implementing a fleet-wide digital training platform with over 10,000 individual courses for our seafarers.

•
Announced Agreement to Acquire Wilson Sons Ultratug Offshore for $500 Million. In line with our disciplined, multi-year acquisition strategy, and after years of preparation, in February 2026, we announced the execution of a definitive agreement to acquire Wilson Sons Ultratug Offshore (“Wilsons”), a vessel builder and operator with 22 platform service vessels exclusively focused on the Brazilian market.

•
Published 2025 Sustainability Report. On April 22, 2026, International Earth Day, we published our 2025 Sustainability Report, describing our ongoing commitment to our safety first, sustainability always principle and our sustainability performance during 2025.

Executive Compensation Program Summary
Our Compensation & Human Capital (C&HC) Committee strives to maintain a competitive compensation program that attracts, retains and motivates outstanding executives by providing incentives to reward them for superior performance aligned with Tidewater’s long-term strategic objectives, across the commodity price cycle.
Allocation of Direct Compensation Elements for 2025
A substantial portion of our named executive officer (NEO) compensation is dependent on performance. Approximately 86% of Mr. Kneen’s (and an average of 76% of the other NEOs’) target direct compensation opportunity is performance based and variable, or at-risk, compensation. The ultimate value of at-risk compensation is dependent on the Company’s performance outcomes and stock price performance.
CEO Target Direct Compensation Mix(1)
(1)
Target direct compensation is composed of base salary, target annual cash incentive award opportunity, and the target value of long-term incentive awards.

Key Compensation Decisions in 2025
The Company continued to reinforce market-aligned and pay-for-performance elements of its compensation programs.

PROPOSAL 1: ELECTION OF DIRECTORS
CURRENT DIRECTORS, NOMINEES AND VOTING
In analyzing director nominations, the Nominating & Corporate Governance Committee (“N&CG Committee”) of our Board of Directors (“Board”) strives to maintain a group of directors that reflects the appropriate talents, skills, expertise, backgrounds, experiences, perspectives, viewpoints and other characteristics needed to maintain the effectiveness of the Board, with the ultimate decision on all nominations being based on merit and contribution that the selected candidates will bring to the Board. When analyzing whether directors and nominees have the experience, qualifications, attributes, and skills to enable the Board to satisfy its oversight responsibilities effectively given our business and structure, the N&CG Committee and the Board assessed the information summarized in each of the directors’ individual biographies set forth in this Proxy Statement as well as the director skills matrix.
We currently have eight directors (Ms. Melissa Cougle, Ms. Louis Zabrocky and Messrs. Darron Anderson, Dick Fagerstal, Quintin Kneen, Louis Raspino, Robert Robotti and Kenneth Traub), all of whom were elected at our 2025 Annual Meeting. On March 17, 2026, Darron Anderson notified the Board of his decision for personal reasons not to stand for reelection as a director at the 2026 Annual Meeting. Given Mr. Anderson’s notice and based upon the recommendation of the N&CG Committee, our Board has (i) nominated the following seven current directors for election at the 2026 Annual Meeting to hold office until the next annual meeting and the election or appointment of their successors: Melissa L. Cougle, Dick H. Fagerstal, Quintin V. Kneen, Louis V. Raspino, Robert E. Robotti, Kenneth H. Traub, and Lois K. Zabrocky; and (ii) effective immediately following the 2026 Annual Meeting, set the number of directors to serve on the Board at seven. Each director elected at the 2026 Annual Meeting will serve a one-year term beginning immediately following the 2026 Annual Meeting and ending when their successor, if any, is elected or appointed. Assuming stockholders elect all seven of the director nominees at the 2026 Annual Meeting, our Board will have seven directors immediately following the 2026 Annual Meeting.
We intend to vote the proxies received in response to this solicitation “FOR” the election of each nominee. If, contrary to our present expectations, any nominee cannot or will not serve, we intend to vote the proxies “FOR” the election of the other nominees and proxies may be voted for any substitute nominee of our Board. Each nominee has consented to being named as a nominee in this proxy statement and to serve as a director if elected. Our Board has no information or reason to believe that any nominee will not be a candidate at the time of the 2026 Annual Meeting or, if elected, will be unable or unwilling to serve as a director. In no event will the proxies be voted for more than seven nominees.
Our directors are elected by majority vote of votes cast except in the event of a contested election, in which case a plurality standard will apply. In accordance with our Corporate Governance Guidelines, any director who stands for re-election in an uncontested election and who receives a greater number of “AGAINST” votes than “FOR” votes must tender his or her resignation to the Board. The N&CG Committee is required to promptly consider and recommend to our Board whether to accept the tendered resignation. Our Board will then act on the N&CG Committee’s recommendation and disclose its decision and rationale within 90 days from the certification of the election results. We would then promptly and publicly disclose the Board’s findings and final decision in a current report on Form 8-K filed with the SEC. A copy of our Corporate Governance Guidelines, which includes our majority voting policy in the event of an uncontested election, may be obtained as described under “Corporate Governance—Availability of Corporate Governance Materials.”

DIRECTOR CRITERIA, QUALIFICATIONS, EXPERIENCE AND TENURE
Summary of Director Nominee Core Competencies and Composition
The following chart summarizes the competencies that the N&CG Committee and the Board consider valuable to effective oversight of Tidewater and illustrates how our director nominees individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill or experience, as we look to each director to be knowledgeable in these areas; rather, the indicator represents that the item is a core competency or material experience that contributed to the director’s nomination to the Board.
	Melissa L. Cougle	Dick H. Fagerstal	Quintin V. Kneen	Louis A. Raspino	Robert E. Robotti	Kenneth H. Traub	Lois K. Zabrocky	Total
Industry								6/7
Executive Leadership								7/7
Accounting / Financial Reporting								7/7
Finance / Capital Markets								7/7
Global Enterprise								7/7
Technology and Cybersecurity								5/7
Human Capital Management								6/7
Environmental, Health, Safety and Sustainability								5/7
Public Company Governance								7/7
Legal, Regulatory and Governmental Relations								5/7
Risk Management								7/7

Independence	Age	Tenure
The Board has affirmatively determined that each director nominee, other than Mr. Kneen, is independent, making 86% of the director nominees independent.	The average age of the directors serving on our Board is 61 years.	The average tenure of director service on our Board is 5.6 years, which we believe reflects a balance of Company experience and new perspectives.
86% independent
Pool of Director Nominees
The Board recognizes the importance of having a diverse and broadly inclusive membership, and currently has and is renominating for election two female directors and five male directors. The Board assesses its effectiveness in this regard as part of its annual Board, Committee, and director evaluation process.
A biography of each director nominee is set forth below. Each director nominee’s biography contains information regarding that person’s service as a director, business experience, other public company directorships held currently or at any time during the last five years, and the nominee’s experiences, qualifications, attributes, or skills that led the N&CG Committee and our Board to determine that he or she should serve as a director for Tidewater. The information in each biography is presented as of April 27, 2026.

CURRENT DIRECTORS RENOMINATED FOR A NEW TERM
Melissa L. Cougle
Independent Director Houston, Texas Age: 49 Director Since: January 2022 Tidewater Committees: Audit (Chair) Safety & Sustainability Other Current Public Boards: None
Background
Ms. Cougle has served on the Company’s Board of Directors since January 2022, and as Chair of the Audit Committee since June 2023. Ms. Cougle currently serves as the Chief Financial Officer of Ranger Energy Services, Inc. (NYSE: “RNGR”), an oil and gas service provider. Prior to her current position, Ms. Cougle served as the Senior Vice President and Chief Financial Officer of Frank’s International N.V., a global oilfield services company specializing in well construction services from May 2019 to November 2021, leading its strategic efforts and the finance and technology organizations through the completion of its merger with Expro Group (NYSE: “XPRO”). Prior to Frank’s International, Ms. Cougle served as the Chief Financial Officer of National Energy Services Reunited (NASDAQ: “NESR”), an oilfield services provider with operations focused in the Middle East and North Africa, where she led the company through its first year as a public entity. Prior to her experience as a CFO, Ms. Cougle worked for 13 years at Ensco plc, a global offshore drilling contractor, and its legacy company, Pride International Inc., holding positions of increasing responsibility throughout her tenure across the finance, accounting and information technology groups. Prior to her departure, she served as Vice President and Treasurer and Vice President of Integration. Ms. Cougle also serves on the Advisory Board of the Energy Workforce and Technology Council representing companies in the energy services sector where she serves as Board Liaison for environmental, social and governance matters, including diversity and inclusion. Ms. Cougle began her career in the consulting and assurance practice of Arthur Andersen LLP serving multiple clients in various industries with a focus on industrials and energy. Her consulting group later became the founding employees of the Protiviti, a management consulting firm. Ms. Cougle earned a Bachelor of Science degree in Accounting from Louisiana State University, and is a licensed CPA in the State of Texas.
Relevant Skills and Expertise
Ms. Cougle brings to our Board both executive and financial proficiency, including managing companies with significant oilfield operations, as well as prior experience in mergers and acquisitions. Ms. Cougle also holds certifications for Directorship and Cybersecurity from the National Association of Corporate Directors (NACD). Her expertise contributes to our Board’s effectiveness in dealing with ongoing technological, financial, operational, and sustainability matters.

Dick H. Fagerstal

Chairman of the Board
New Canaan, Connecticut
Age: 65
Director Since:
July 2017
Tidewater Committees:
Compensation & Human Capital
Nominating & Corporate
Governance
Other Current Public Boards:
Valaris Limited

Background
Mr. Fagerstal has served on the Company’s Board of Directors since July 2017 and as Chairman of the Board since June 2023. Mr. Fagerstal served as Executive Chairman of the Global Marine Group, based in Chelmsford, United Kingdom, a subsea cable installation and maintenance business operating globally in the telecoms, offshore renewables, and oil and gas sectors, from February 2020 to March 2023. He continued to serve as a director until the sale of the business in March 2025. From 2014 to 2020, Mr. Fagerstal served as Chairman & Chief Executive Officer of Global Marine Holdings LLC, which was the prior owner of the business. Since April 2021, Mr. Fagerstal has served as an independent director on the board of Valaris Limited (NYSE: VAL), an offshore drilling service company with headquarters in Bermuda, where he also serves as chair of the audit committee and as a member of the safety & sustainability committee. He also served as an independent director of Frontier Oil Corporation, Manila, Philippines from 2014 to 2017. Mr. Fagerstal previously held the positions of Senior Vice President, Finance & Corporate Development from 2003 to 2014 and Vice President Finance & Treasurer from 1997 to 2003 at SEACOR Holdings Inc. (NYSE: CKH). Mr. Fagerstal held the positions of Executive Vice President, Chief Financial Officer and Director of Era Group Inc. (NYSE: ERA) from 2011 to 2012 and was the Senior Vice President, Chief Financial Officer, and Director of Chiles Offshore Inc. (AMEX: COD) from 1997 to 2002. From 1986 to 1997, Mr. Fagerstal served as a senior banker at DNB ASA in New York with a focus on the maritime and energy services industries. Prior to his business career, Mr. Fagerstal served as an officer in the Special Air Service unit of the Swedish Special Forces from 1979 to 1983. Mr. Fagerstal earned a B.S. in Economics and Law from the University of Gothenburg and an M.B.A. in Finance, as a Fulbright Scholar, from New York University.
Skills and Qualifications
Mr. Fagerstal brings a strong business, finance and accounting background to our Board. Given the nature and scope of our operations, his extensive international business experience and considerable knowledge of the energy and maritime industries contributes to our Board’s collective ability to monitor the risks and challenges facing Tidewater. With respect to cybersecurity and artificial intelligence (“AI”) qualifications, Mr. Fagerstal completed the Harvard University course “Cybersecurity: The Intersection of Policy and Technology” in 2020, obtained a NACD Cybersecurity Certification in 2021 and completed coursework at both Stanford University and Harvard University on artificial intelligence governance in 2025. Mr. Fagerstal also obtained his NACD Directorship Certification in 2023.

Quintin V. Kneen
President & Chief Executive Officer Houston, Texas Age: 60 Director Since: September 2019 Tidewater Committees: None Other Current Public Boards: None
Background
Mr. Kneen was appointed President, CEO and Director of the Company in September 2019. From November 2018 until his appointment, he served as Executive Vice President and Chief Financial Officer at Tidewater, following its acquisition of GulfMark Offshore Inc., where he had served as President and Chief Executive Officer since June 2013. Mr. Kneen joined GulfMark in June 2008 as the Vice President, Finance and was named Senior Vice President, Finance and Administration in December 2008. He was subsequently appointed as the Company’s Executive Vice President and Chief Financial Officer in June 2009 where he worked until his appointment as Chief Executive Officer. In May 2017, GulfMark filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. On November 14, 2017, GulfMark emerged from bankruptcy. Before his tenure at GulfMark, Mr. Kneen was Vice President, Finance & Investor Relations for Grant Prideco, Inc., serving in executive finance positions at Grant Prideco from June 2003 until June 2008. Prior to joining Grant Prideco, Mr. Kneen held executive finance positions at Azurix Corp. and was an Audit Manager with the Houston office of Price Waterhouse LLP. He holds an M.B.A. from Rice University and a B.B.A. in Accounting from Texas A&M University, and he is a Certified Public Accountant and a Chartered Financial Analyst.
Relevant Skills and Expertise
Mr. Kneen brings to our Board significant executive management experience and industry knowledge from his roles as the Chief Executive Officer and Chief Financial Officer of two different public companies in our industry. As a Certified Public Accountant and Chartered Financial Analyst, he has a sophisticated understanding of financial and accounting matters. In addition, in his position as our President and Chief Executive Officer, Mr. Kneen serves as a valuable liaison between our Board and the management team.

Louis A. Raspino
Independent Director Houston, Texas Age: 73 Director Since: November 2018 Tidewater Committees: Audit Compensation & Human Capital (Chair) Other Current Public Boards: Forum Energy Technologies
Background
Mr. Raspino has served on the Company’s Board of Directors since November 2018 and currently serves as the Chair of the Compensation & Human Capital Committee. Mr. Raspino’s career has spanned over 40 years in the energy industry, most recently as Chairman of Clarion Offshore Partners, a partnership with Blackstone that served as its platform for pursuing worldwide investments in the offshore oil and gas services sector, from October 2015 until October 2017. Mr. Raspino served as President, Chief Executive Officer and a director of Pride International, Inc. from June 2005 until the company merged with Ensco plc in May 2011, and as its Executive Vice President and Chief Financial Officer from December 2003 until June 2005. From July 2001 until December 2003, he served as Senior Vice President, Finance and Chief Financial Officer of Grant Prideco, Inc. and from February 1999 until March 2001, he served as Vice President of Finance at Halliburton. Prior to joining Haliburton, Mr. Raspino served as Senior Vice President at Burlington Resources, Inc. from October 1997 until July 1998. From 1978 until its merger with Burlington Resources, Inc. in 1997, he held a variety of positions at Louisiana Land and Exploration Company, most recently as Senior Vice President, Finance and Administration and Chief Financial Officer. Mr. Raspino previously served as an independent director of Chesapeake Energy Corporation and chairman of its audit committee from March 2013 until March 2016, and as a director of Dresser-Rand Group, Inc., where he served as chairman of the compensation committee and member of the audit committee, from December 2005 until it was acquired by Siemens AG in June 2015. He has served as a director of Forum Energy Technologies (NYSE: FET), a global oilfield products company, since January 2012 and currently serves as the chairman of its compensation committee. Mr. Raspino also currently serves on the board of American Bureau of Shipping (ABS), where he is Chairman of its Audit Committee and a member of its Compensation, Investments, and Finance committee. Mr. Raspino served as Chairman of the GulfMark Inc. board from November 2017 until its merger with Tidewater in November 2018.
Relevant Skills and Expertise
Having served in executive leadership roles at several energy companies, including both the Chief Executive Officer and Chief Financial Officer positions, Mr. Raspino brings in-depth operational and financial expertise to our Board. In addition, his current service on a variety of oil and gas industry boards, including ABS, provides our Board with key and timely insights into industry conditions and trends.

Robert E. Robotti

Independent Director
New York, New York
Age: 72
Director Since:
June 2021
Tidewater Committees:
Audit
Nominating & Corporate
Governance
Other Current Public Boards:
AMREP Corporation
Pulse Seismic Inc.
Former Public Boards During Past Five Years:
PrairieSky

Background
Mr. Robotti has served on the Company’s Board of Directors since June 2021. Mr. Robotti has been the president of Robotti & Company Advisors, LLC (a registered investment advisor) and Robotti Securities, LLC, formerly known as Robotti & Company, LLC (a registered broker-dealer), and their predecessors, since 1983. He has been the Managing Director (and previously, managing member) of Ravenswood Management Company, LLC (and its predecessor) since 1980, which serves as the general partner of The Ravenswood Investment Company, L.P. and Ravenswood Investments III, L.P. Mr. Robotti served as a portfolio manager of Robotti Global Fund, LLC, a global equity fund, from 2007 to March 2015. He currently serves as a director and Chairman of the Board of Pulse Seismic Inc. (TSX: PSX), the leading seismic library data provider to the western Canadian energy sector and has held these positions for the past five years. Mr. Robotti has served on the Board of Directors of AMREP Corporation (NYSE: AXR), a real estate business focused in New Mexico, since September 2016, and served on the Board of PrairieSky (TSX: PSK), which acquires and manages petroleum and natural gas royalty properties in Canada, from October 2019 through April 2023. Mr. Robotti was a director of PHX Minerals Inc. (NYSE: PHX), formerly known as Panhandle Oil & Gas Inc. and Panhandle Royalty Company, a diversified minerals company, from 2004 to May 2020, and was a director of BMC Building Materials Holding Corporation, a construction supply company, from 2012 until just prior to the completion of its merger with Stock Building Supply Holdings, Inc. on December 1, 2015. In addition, Mr. Robotti serves on the boards of many non-profit organizations where he generously donates his time and expertise. Mr. Robotti was a member of the SEC’s Advisory Committee on Smaller Public Companies from 2005 to 2006, which was established to examine the impact of Sarbanes-Oxley, as well as other aspects of federal securities law, and also served on its corporate governance subcommittee. He worked in public accounting before coming to Wall Street and is currently an inactive CPA. Mr. Robotti holds a B.S. from Bucknell University and an M.B.A. in Accounting from Pace University.
Relevant Skills and Expertise
Mr. Robotti’s extensive experience in the investment business as the owner of a registered broker-dealer and a registered investment advisor, as a portfolio manager and as a director of public companies engaged in the energy business, as well as other industries, makes him a valuable asset to our Board.

Kenneth H. Traub

Independent Director
Boca Raton, Florida
Age: 64
Director Since:
November 2018
Tidewater Committees:
Compensation & Human Capital
Nominating & Corporate
Governance (Chair)
Other Current Public Boards:
Comtech Telecommunications Corp.
Former Public Boards During Past
Five Years:
American Rare Earths
Athersys, Inc.
DSP Group, Inc.
Edgio, Inc.

Background
Mr. Traub has served on the Company’s Board of Directors since November 2018 and currently serves as the Chair of the Nominating & Corporate Governance Committee. Mr. Traub has served as President, Chief Executive Officer and Chairman of the Board of Comtech Telecommunications Corp. (NASDAQ: “CMTL”), a global communications technology leader, since January 2025. He joined the Comtech Board in October 2024 and was appointed Executive Chairman in November 2024. Mr. Traub also has served as the Managing Partner of Delta Value Group, LLC, an investment firm, since 2019, and the Managing Partner of Delta Value Advisors, LLC, a consulting firm, since 2020. Mr. Traub served as a Managing Partner of Raging Capital Management, LLC, a diversified investment firm, from December 2015 to January 2019. He previously served as President and Chief Executive Officer of Ethos Management, LLC from 2009 through 2015. From 1999 until its acquisition by JDS Uniphase Corp. (“JDSU”) in 2008, Mr. Traub served as President and Chief Executive Officer of American Bank Note Holographics, Inc. (“ABNH”), a leading global supplier of optical security devices for the protection of documents and products against counterfeiting. Following the sale of ABNH, he served as Vice President of JDSU, a global leader in optical technologies and telecommunications. Mr. Traub has previously served on the boards of numerous public companies including: (i) MIPS Technologies, Inc., a provider of industry-standard processor architectures and cores, from 2011 until the company was sold in 2013; (ii) iPass, Inc. (NASDAQ: “IPAS”) from 2009 to 2013; (iii) Xyratex Limited, a leading supplier of data storage technologies, from 2013 until the company was sold in 2014; (iv) Vitesse Semiconductor Corporation, a supplier of integrated circuit solutions for next-generation carrier and enterprise networks, from 2013 until the company was sold in 2015; (v) A. M. Castle & Co., a specialty metals distribution company from 2014 to 2016; (vi) IDW Media Holdings, Inc., a diversified media company, from 2016 to 2018; (vii) as Chairman of MRV Communications, Inc., a supplier of communication networking equipment, from 2011 until the company was sold in 2017; (viii) Intermolecular, Inc., an innovator in materials sciences, from 2016, and as chairman from 2018 until the company was sold in 2019; (ix) Immersion Corporation (NASDAQ: “IMMR”), a leading provider of haptics technology, from 2018 to 2019; (x) Athersys, Inc. (NASDAQ: “ATHX”), a biotechnology company, from 2012 to 2016, 2020 and February 2021 through October 2022; (x) American Rare Earths (ASX: “ARR | ADRs”—OTCQX: “AMRRY” | Common Shares—OTCQB: “ARRNF” | FSE: “1BHA”), a U.S. based supplier of rare earth elements, from August 2023 to June 2024; (xi) DSP Group, Inc. (NASDAQ: “DSPG”), a leading supplier of wireless chipset solutions for converged communications, from 2012 to 2021 and as Chairman from 2017 until the company was sold in 2021; and (xii) Edgio, Inc. (NASDAQ: “EGIO”), a software company providing digital content delivery networks and applications, from 2023 to 2025. Mr. Traub served as a member of the GulfMark Inc. board from November 2017 until consummation of its business combination with Tidewater in November 2018. Mr. Traub received the Certified Director designation from the National Association of Corporate Directors in 2023. Mr. Traub is also active in the Young Presidents Organization and World Presidents Organization, leading global networks of business leaders, having served as Chapter Chairman and Education Chairman. Mr. Traub earned a B.A. degree from Emory University and an M.B.A. from Harvard Business School.
Relevant Skills and Expertise
Mr. Traub’s qualifications to serve on our Board include his extensive and diverse business management experience and expertise. In addition, he contributes to our Board’s effectiveness in strategic, financial, operational, and governance matters.

Lois K. Zabrocky

Independent Director
New York, New York
Age: 56
Director Since:
July 2020
Board & Committee Membership:
Compensation & Human Capital
Safety & Sustainability (Chair)
Other Current Public Boards:
International Seaways, Inc.

Background
Ms. Zabrocky has served on the Company’s Board of Directors since July 2020 and currently serves as the Chair of the Safety & Sustainability Committee. Ms. Zabrocky has served as President, Chief Executive Officer, and a Director of International Seaways, Inc. (NYSE: “INSW”), an international tanker company providing energy transportation services for crude oil and petroleum products, since its spin-off from Overseas Shipholding Group, Inc. (“OSG”) in November 2016 and was President of INSW from August 2014. INSW is one of the largest tanker companies worldwide providing energy transportation services for crude oil and petroleum products in international flag markets. Prior to the spin-off, Ms. Zabrocky served in various roles at OSG over a career of more than 25 years, most recently as Senior Vice President and Head of the International Flag Strategic Business Unit of OSG with responsibility for the strategic plan and profit and loss performance of OSG’s international tanker fleet comprised of 50 vessels and approximately 300 shoreside staff. In November 2012, OSG filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware, emerging from bankruptcy on August 5, 2014. Ms. Zabrocky served as Senior Vice President of OSG from June 2008 through August 2014, when she was appointed as Co-President of OSG and Head of the International Flag Strategic Business Unit of OSG. Ms. Zabrocky served as Chief Commercial Officer, International Flag Strategic Business Unit of OSG from May 2011 until her appointment as the Head of International Flag Strategic Business Unit and as the Head of International Product Carrier and Gas Strategic Business Unit for over four years prior to May 2011. Ms. Zabrocky served as a director of INSW from November 2011 through November 2016 while it was a wholly owned subsidiary of OSG. Ms. Zabrocky began her maritime career sailing as a third mate aboard a U.S. flag chemical tanker. She received her Bachelor of Science degree from the United States Merchant Marine Academy, holds a Third Mate’s license and has completed Harvard Business School’s Program for Strategic Negotiations and its program in Finance for Senior Executives programs as well as How to Make Corporate Boards More Effective.
Relevant Skills and Expertise
Ms. Zabrocky brings to our Board significant executive, strategic and operational experience, including managing a company with broad international offshore operations. Her expertise in many aspects of the maritime transportation industry adds significant value to our Board’s Maritime Industry knowledge and strategic focus.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE SEVEN NOMINEES FOR DIRECTOR LISTED ABOVE.

CORPORATE GOVERNANCE
Our Corporate Governance Framework
Our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), Second Amended and Restated By-laws (“Bylaws”), Board of Directors Corporate Governance Guidelines and charters of each Board Committee (collectively, the “Corporate Governance Policies”), establish Tidewater’s governance framework. The Board currently has four standing committees, including Audit Committee, Compensation & Human Capital (C&HC) Committee, N&CG Committee and Safety & Sustainability (S&S) Committee. The Corporate Governance Policies address the structure and operation of the Board, including matters related to the Committees of the Board; director independence; tenure; outside board memberships; the role of the Board’s Chairman and Lead Independent Director (if any); director stock ownership; and the Board, Committee and director performance evaluations. The Corporate Governance Policies are reviewed and updated periodically, considering changing regulations, evolving best practices and stockholder feedback. These Corporate Governance Policies and other governance related policies are available on our website at www.tdw.com/investors/governance.
Size and Term of Board
Under the provisions of our Certificate of Incorporation and Bylaws, the total number of directors constituting the Board may range from five or more members, as determined from time to time by resolution of the Board. The current size of the Board is set at eight, which shall be reduced to seven immediately following the 2026 Annual Meeting, reflecting the Board’s current view of its optimal size.
Each director will serve for a term of one year, ending on the date of the next Annual Meeting of Stockholders following the date of such director’s election or appointment; provided that the term of each director will continue until the election and qualification of his or her successor, subject to his or her earlier death, resignation, disqualification, or removal. Any director may resign by delivering a resignation in writing or by electronic transmission to the Company, which will be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event.
Process for Identifying, Nominating and Adding Directors
Our N&CG Committee identifies, screens, and recommends director candidates for nomination to the Board. Candidates are evaluated in light of the then existing composition of the Board and the background and areas of expertise of existing directors and potential nominees.
The N&CG Committee evaluates Board composition regularly and identifies skills, experience, and capabilities desirable for new directors given the Company’s business and strategy. The N&CG Committee has not formerly adopted specific criteria for selecting director nominees, preferring to maintain needed flexibility; however, the Board strives to have individual directors who possess experience, skills and expertise in the following broad areas:
•
strategic planning and business development;

•
mergers and acquisitions;

•
legal and regulatory compliance;

•
finance and accounting matters;

•
industry experience and knowledge (particularly in the energy services and maritime sectors), including hands-on operational experience;

•
demonstrated leadership of complex organizations;

•
corporate governance;

•
public company board service; and

•
international business.

Although the Board does not have a formal diversity policy, when assessing the qualifications of prospective nominees, the N&CG Committee considers diversity in the broadest sense, including diversity of experiences, backgrounds, perspectives, viewpoints, and leadership.
The N&CG Committee will identify a broad pool of potential director candidates using multiple sources such as independent search firms, director recommendations, and stockholder recommendations. Potential candidates are comprehensively reviewed and are the subject of rigorous discussion during the N&CG Committee meetings and Board meetings. The candidates that emerge from this process are interviewed by members of the N&CG Committee and other Board members. During these meetings, directors assess candidates based on their skills and experience, their personal attributes, and their expected contribution to the current mix of competencies represented on the Board. At the same time due diligence is conducted, and the Chair of the N&CG Committee solicits feedback from other Board members and persons outside the Company.
The N&CG Committee recommends potential directors to the Board for approval. The N&CG Committee also considers any potential director nominees properly recommended by stockholders. If a director is being recommended to fill a current vacancy outside the Annual Meeting, the Board must approve the director’s appointment. Otherwise, our stockholders vote on the director nominees at the Annual Meeting.
Each new director undergoes a comprehensive onboarding process designed by our N&CG Committee to build an understanding of the Company’s business and to allow the director to make meaningful contributions quickly. The onboarding process consists of a combination of one-on-one sessions with management and other Board members, site visits, written materials, and training.
Consideration of Candidates Recommended by Stockholders
Our Bylaws provide that any of our stockholders entitled to vote for the election of directors may nominate candidates for election to our Board at our Annual Meeting of Stockholders by complying with the required notice procedures, as described in greater detail below. The N&CG Committee’s policy is to consider director candidates recommended by stockholders on the same basis and in the same manner as it considers all director candidates.
No director candidates were recommended by stockholders in time for consideration at the 2026 Annual Meeting.
Stockholder recommendations of nominees are required to be accompanied by, among other things, specific information as to the nominees and as to the stockholder making the nomination or proposal. We may require any proposed nominee to furnish such information as may reasonably be required to determine his or her eligibility to serve as a director of Tidewater. A description of these requirements is set forth in Tidewater’s Bylaws, which may be obtained as described under “Corporate Governance—Availability of Corporate Governance Materials.”
Director Continuing Education
Our Board and leadership team believe director education is vital to the ability of directors to fulfill their roles, and we reimburse directors for their expenses associated with their continuing education. All directors are members of the National Association of Corporate Directors and encouraged by our Board and N&CG Committee to participate annually in external continuing director education programs. Continuing director education programs are also provided during Board and Committee meetings and other discussions as part of the formal meetings and as stand-alone information sessions outside of meetings. Among other topics, during 2025, our Board received technology training, market and industry training, team performance training, and safety training.

Board Evaluation Process and Comprehensive Steps to Achieve Board Effectiveness
The Board is committed to a rigorous self-evaluation process to assess the overall functioning, performance and effectiveness of the Board, its committees, and the individual non-employee directors. The N&CG Committee oversees this annual evaluation process. From time to time, these evaluations may be conducted using a third-party facilitator. The methodology for conducting Board and Committee self-evaluations is outlined in the chart below.
Cultural Values and Sustainability Highlights
For over 70 years, Tidewater has been at the forefront of the global offshore service industry driven by a simple goal: to provide outstanding service to our clients through the quality of our vessels and our operational excellence. Our tradition of excellence has led us to become an industry leader in offshore vessel services. In addition, our goal is to build a sustainable, resilient, and responsible company with environmental, governance, social and other sustainability policies as the cornerstone of our corporate mission.
To promote dedicated focus and oversight of our safety and sustainability efforts, our Board has a stand-alone committee, the Safety & Sustainability Committee, that oversees and supports our safety and sustainability strategy, initiatives, and reporting. Other Committees of the Board also are involved with the assessment and management of our sustainability priorities through their oversight responsibilities, such as corporate governance, enterprise risk and talent management. For more information on the Safety & Sustainability Committee, please see the section entitled, “Composition and Role of Board Committees—Safety & Sustainability Committee.”

Our commitment to sustainability principles is reflected in our various ongoing initiatives and core values, the 7Cs.

7Cs OUR CORE VALUES

CAPABILITY

Our broad capabilities are Tidewater's competitive advantage.

COLLABORATION

We collaborate as a team to achieve Tidewater's strategic objectives.

COMMITMENT

We are committed to everything that we do.

COMMUNICATION

Open and respectful communication within our organization and with our customers is essential to our success.

COMPASSION

Compassionate and socially responsible, we work hard to make a positive impact internally and in the regions where we work.

COMPLIANCE

Tidewater is committed to being a leader in ethics, integrity and compliance in the global community.

COURAGE

Have the courage to do the right thing, every time.

TIDEWATER

Our founding sustainability principle is “Safety First, Sustainability Always.” A few of our sustainability principles and initiatives include:
•
making the safety of our employees, our highest priority—always;

•
maintaining the highest standards of business conduct and ethics by conducting our affairs in an honest and ethical manner with unyielding personal and corporate integrity at the foundation of our business;

•
adhering to our core values and striving to continually improve our sustainability systems and processes to enhance our performance and set us up to be around for another 70 years;

•
demonstrating compassion and care for others by setting challenging and industry-leading goals and objectives to enhance our commitment to a safe workplace;

•
protecting the environment by focusing on operational efficiencies that promote the reduction of emissions through fuel and environmental monitoring;
•
actively embracing, valuing and encouraging the different talents, expertise, backgrounds, perspectives and viewpoints of our directors, officers and employees and confirming our company values, the 7C’s;

•
communicating our expectation that Tidewater, including our suppliers, contractors, and employees, achieve and promote our sustainability initiatives and principles;

•
providing a positive community impact in the areas in which we operate;

•
focusing on developing and implementing sustainable practices that promote human rights, health and well-being, fair dealing and compliance throughout our business;

•
responsibly recycling vessels in a sustainable and socially-responsible manner, safeguarding the environment and human health and safety in accordance with applicable laws and regulations, including the 2009 “Hong Kong Convention for the Safe and Environmentally Sound Recycling of Ships,” the “Basel Convention on the Control of the Transboundary Movements of Hazardous Wastes and their Disposal” and, where applicable, EU and U.S. EPA Ship Recycling Regulation; and

•
regularly and transparently reporting our sustainability results in accordance with applicable laws and in accordance with the GRI framework and SASB industry standards, while continuously evaluating ways to improve our performance.

On April 22, 2026, we published our 2026 Sustainability Report, in alignment with the SASB Marine Transportation Standard (2018), IFRS climate-related disclosure recommendations and GRI’s reporting standards. A review of Tidewater’s sustainability progress in 2025 and future sustainability plans are included in the report. The report is available at
www.tdw.com/sustainability/sustainability-report/.

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which the N&CG Committee reviews at least annually to assess the continued appropriateness of these guidelines given any new regulatory requirements and evolving corporate governance practices. After this review, the N&CG Committee recommends any proposed changes to the full Board for approval.
Code of Conduct: Courage to Lead, Compassion to Care
Our Board has adopted a Code of Business Conduct and Ethics: Courage to Lead, Compassion to Care (our “Code”). Our Code sets forth principles of ethical and legal conduct to be followed by our directors, officers, employees, and contractors, and requires any of the foregoing who reasonably believes or suspects that any director, officer, employee, contractor or supplier has violated the Code, another Tidewater policy, or applicable law to report such activities to his or her supervisor or to our Chief Compliance Officer (Daniel A. Hudson, our Executive Vice President, Chief Legal Officer and Corporate Secretary), or directly or anonymously through our online or toll-free phone hotline. We do not tolerate retaliation of any kind against any person who, in good faith, reports any known or suspected improper activities pursuant to the Code or assists with any ensuing investigation.
Our Code also references disclosure controls and procedures required to be followed by all officers and employees involved with the preparation of Tidewater’s SEC filings. These disclosure controls and procedures are designed to enhance the accuracy and completeness of Tidewater’s SEC filings and, among other things, to promote continued compliance with all applicable anti-corruption and bribery laws, including the Foreign Corrupt Practices Act. Our Code is posted on our website located at https://www.tdw.com/sustainability/governance/corporate-governance/. We will disclose any future amendments to certain provisions of the Code or waivers of the Code granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.

Communicating with Directors and Complaint Procedures for Accounting, Auditing and Financial Related Matters
Stockholders and other interested parties may communicate directly with our Board, our Chairman, the non-management directors, or any Committee or individual director by writing to any one of them in care of our Corporate Secretary, at 842 West Sam Houston Parkway North, Suite 400, Houston, Texas 77024. Our Corporate Secretary or the director contacted will forward all communication to the appropriate director. For more information regarding how to contact the members of our Board, please visit our website at www.tdw.com/sustainability/responding-to-stakeholders-concerns/.
In addition, the Audit Committee has established procedures for receiving, reviewing and responding to complaints from any source regarding accounting, internal accounting controls and auditing matters. The Audit Committee has also established procedures for the confidential and anonymous submission of concerns regarding violations of our Code, including questionable accounting or auditing matters. Interested parties may communicate such complaints to the Chairman of the Board, Chair of the Audit Committee and/or the Chair of the N&CG Committee by: (1) following the procedures described under this heading “Communicating with Directors” or (2) anonymously through our ethics hotline, which can be found on our website at www.tdw.com/sustainability/social/compliance-2/. As noted above, we do not tolerate retaliation of any kind against any person who, in good faith, submits a complaint or concern under these procedures.
Availability of Corporate Governance Materials
You may access our Certificate of Incorporation, Bylaws, Corporate Governance Policy, Code, Insider Trading Policy, Committee charters and related corporate governance documents under “Corporate Governance” in the “About Tidewater” section of our website at www.tdw.com. You also may request printed copies, which will be mailed to you without charge, by writing to us in care of our Corporate Secretary, 842 West Sam Houston Parkway North, Suite 400, Houston, Texas 77024.

BOARD OF DIRECTORS
Board Meetings and Attendance
During the 2025 fiscal year, our Board held seven meetings, including four in-person meetings and three virtual meetings. Each director attended 100% of the meetings of the Board and of the Committees on which the director served during fiscal 2025. Given the significance of our global operations, the Board periodically holds its in-person meetings at one of our international operating locations providing them with the opportunity to view the day-to-day operations and interact directly with the local management teams.
Our Board does not have a policy requiring director attendance at any special or annual meeting of stockholders; however, our Board’s practice is to schedule a board meeting on the same day as the Annual Meeting of Stockholders to facilitate director attendance at the Annual Meeting. All directors serving as a director during 2025 attended our 2025 Annual Meeting.
Director Independence
The Board has adopted Corporate Governance Guidelines and charters for the Audit Committee, C&HC Committee, N&CG Committee and S&S Committee that include independence requirements for directors. These requirements conform to the independence requirements set forth in applicable NYSE listing standards and SEC rules. In addition to applying these requirements, the Board considers all relevant facts and circumstances in making an independence determination, including responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, Tidewater, and management. In its review of director independence, our Board also considers any known commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with Tidewater or management.
Our Board has affirmatively determined that all of our current directors and nominees for election at the 2026 Annual Meeting, other than Mr. Kneen who is the Company’s President & Chief Executive Officer, meet all applicable standards, including the legal and charter standards applicable to the Audit Committee, C&HC Committee, N&CG Committee and S&S Committee.
Board Leadership Structure
The Board believes separating the role of Chairman of the Board and Chief Executive Officer is a best governance practice and typically in the best interests of the Company and its stockholders. While this separation is often beneficial, its effectiveness depends on the current facts and circumstances of the Company and the Board. As such, even though the Board intends for the role of Chairman of the Board and Chief Executive Officer to be separated, the Board also believes it is important to preserve its flexibility to determine from time to time whether it is in the best interests of the Company and its stockholders for these roles to be combined.
Currently, the roles of Chairman and Chief Executive Officer are held by two different people. Mr. Fagerstal serves as our independent Chairman of the Board, and Mr. Kneen serves as our President and Chief Executive Officer. Our Board believes that, at this time, this structure best serves the interests of Tidewater and our stockholders. As our President and Chief Executive Officer, Mr. Kneen’s primary responsibilities are to manage the day-to-day business and to develop and implement Tidewater’s business strategy with the oversight of, and input from, the Board. As independent Chairman, Mr. Fagerstal’s responsibilities include (i) presiding at all meetings of the directors; (ii) working to assure that the Board functions effectively and meets its obligations and responsibilities; (iii) coordinating with the Chief Executive Officer in the setting of the agenda and the preparation and distribution of information packages and related matters for Board meetings; and (iv) serving as liaison between management and the Board.
The Board believes that its programs for risk oversight, as described under “Role of the Board in Risk Oversight” below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Executive Sessions of Non-Management and Independent Board Members
Our non-management and independent directors meet in regularly scheduled executive sessions presided over by our independent Chairman, Mr. Fagerstal. Prior to his appointment as Chairman in June 2023, Mr. Fagerstal served as our Lead Independent Director and presided over regularly scheduled executive sessions with only independent directors in attendance. At the conclusion of each Board meeting, the non-management directors and independent directors have an opportunity to meet in executive session and may schedule additional executive sessions throughout the year. During fiscal 2025, the independent members of our Board met five times in executive sessions.

Role of the Board in Risk Oversight
The Board actively oversees Tidewater’s risk management, including routinely assessing Tidewater’s major risks and mitigation measures. In addition, the Board delegates to its Committees the responsibility for overseeing certain types of risk, as reflected in the chart below, and the Committees in turn report regularly to the Board on activities in their respective areas of oversight.

Risk Oversight Highlight: Cybersecurity

Our business requires the use of information technology (IT) and operational technology (OT) resources, including those to carry out our day-to-day operational activities both onshore and offshore, to maintain our business records and to proactively monitor internal and external cybersecurity threats. To respond to cybersecurity risks and threats, we have developed a cybersecurity risk management program designed to identify, assess, manage and respond to cybersecurity incidents while also preserving the confidentiality, integrity and continued availability of our information and assets. The underlying controls of our cyber risk management program are based on recognized best practices and standards for cybersecurity and information technology, including the National Institute of Standards and Technology (NIST) Cybersecurity Framework (CSF) and the International Organization for Standardization (ISO) 27001 Information Security Management System Requirements.

We have a Security Operations Center operating in multiple regions that provides daily monitoring of our global cybersecurity environment and coordinates real-time investigation and remediation of alerts. Identifying and assessing cybersecurity risks related to our business, operations, privacy and compliance issues are identified and addressed through a multi-faceted approach including third party assessments, internal IT audits, IT/OT security, governance, risk and compliance reviews. To deter, detect and respond to cybersecurity incidents, we conduct proactive privacy and cybersecurity reviews of systems and applications, audit applicable data policies, perform penetration testing using external third-party tools and consultants, and conduct tabletop exercises to simulate responses to cybersecurity incidents. We also conduct and require our workforce to complete ongoing cybersecurity awareness education and training. Our team of cybersecurity professionals then collaborate with technical and business stakeholders across our business units to further analyze the risk to the company, and form detection, mitigation and remediation strategies.

We have implemented incident response and breach management processes, including (i) preparation for a cybersecurity incident, (ii) detection and analysis of a security incident; (iii) containment, remediation and recovery from an incident; and (iv) post-incident analysis. Such cybersecurity incident responses are overseen by leaders from our IT, compliance and legal teams, and elevated to other senior leaders, third party providers and the Audit Committee of the Board as appropriate and in accordance with our response plan and procedures.

We engage third party security experts for assessments, penetration tests and program enhancements, including vulnerability assessments, security framework maturity assessments and identification of areas for continued focus and improvement. We use the findings of these exercises to improve our practices, procedures, and technologies. We engage third-party security experts to support our cybersecurity threat and incident response management and maintain cybersecurity risk insurance coverage.

Our risk management program also assesses third-party risks, and we perform third-party risk management to identify and mitigate risks from third parties such as vendors, suppliers, and other business partners associated with our use of third-party service providers. Cybersecurity risks are evaluated when determining the selection and oversight of applicable third-party service providers and potential fourth-party risks when handling and/or processing our employee, business or customer data.

The Audit Committee of our Board oversees our cybersecurity risk management program and meets on a quarterly basis with our Chief Information Officer (CIO) to review our cybersecurity programs and risks, including (as applicable) assessments and program maturity; evolving cyber risks; status on addressing and/or mitigating cyber risks; any recent cybersecurity or data privacy incidents at the Company and across the industry; and status on any key cybersecurity initiatives. These cybersecurity risks and programs are further reviewed and considered by the Board in connection with the Company’s overarching enterprise risk program.

Each member of the Audit Committee has completed the Cyber Risk Oversight Certificate Course offered by the National Association of Corporate Directors (NACD). Dick Fagerstal, our Chairman also completed the Harvard University course “Cybersecurity: The Intersection of Policy and Technology” in 2020 and completed Stanford University and Harvard University coursework on artificial intelligence in 2025.

Risk Oversight Highlight: Compensation

Consistent with SEC disclosure requirements, the C&HC Committee performs an annual risk assessment of Tidewater’s compensation programs. Management has identified the elements of our compensation programs that could incentivize employees to take risks and has reported to the C&HC Committee its assessment of those risks and mitigating factors particular to each risk. The C&HC Committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Tidewater. Some of the findings the committee considered in reaching this conclusion include:

1. our cash/equity mix strikes an appropriate balance between short-term and long-term risk and reward decisions;

2.
the Company performance portion of our annual incentive plan is based on Company-wide financial and operating performance metrics as well as safety criteria, which are less likely to be affected by individual or group risk-taking;

3. our annual and long-term incentive plans have conservative payout caps;
4. our compensation levels and performance criteria are subject to multiple levels of review and approval;
5. we have an extensive executive compensation recovery policy (“clawback”) and significant stock ownership guidelines for our executives; and
6. our Policy Statement on Insider Trading prohibits hedging and pledging of Tidewater’s securities by all company insiders, including our executives.
Risk Oversight Highlight: Safety & Sustainability

The Board, with the assistance of its S&S Committee, oversees environmental, health, safety (EHS) and sustainability matters as an integral part of its oversight of Tidewater’s strategy and enterprise risks. These matters are critical to the Company’s strategic plans and, accordingly, are incorporated into regular Board and S&S Committee meetings as well as the Board’s in-depth strategic review sessions. In addition, our head of safety reports directly to our CEO and provides EHS reports to the Board and S&S Committee at least quarterly. The S&S Committee also reviews and monitors climate-related risks and opportunities and oversees Tidewater’s external reporting on sustainability matters.

COMPOSITION AND ROLE OF BOARD COMMITTEES
Our Board currently has four standing committees: Audit; Compensation & Human Capital; Safety & Sustainability; and Nominating & Corporate Governance. Directors are encouraged to attend (and usually do attend) all Committee meetings, even if the director is not a member of the Committee. Actions taken by the Committees are reported regularly to the full Board. Each standing Committee is comprised entirely of independent directors and is governed by a written charter that is reviewed annually, with any changes approved by the full Board. A copy of each Committee charter is available online or by mail as described in “Corporate Governance—Availability of Corporate Governance Materials.”
The current members of each Committee are identified in the following table, which also indicates the number of meetings each Committee held during fiscal 2025:
Name	Audit	Compensation & Human Capital	Nominating & Corporate Governance	Safety & Sustainability
Darron M. Anderson
Melissa L. Cougle
Dick H. Fagerstal
Quintin V. Kneen
Louis A. Raspino
Robert E. Robotti
Kenneth H. Traub
Lois K. Zabrocky
Number of Meetings in 2025:	8	4	4	4
Committee Chair
Committee Member

AUDIT COMMITTEE
Members: Melissa Cougle (Chair) Darron Anderson Louis Raspino Robert Robotti Meetings Held in 2025: 8
Responsibilities:
•
Oversee:

◦
the integrity of our financial statements

◦
the qualifications and independence of our independent auditor

◦
the performance of our internal audit function and independent auditor

◦
our compliance with the legal and regulatory requirements in connection with the foregoing

•
Review of and discussions with management and the independent auditor regarding the annual audited and quarterly financial statements of Tidewater and related earnings reports and disclosures

•
Review and approve all services (audit and permitted non-audit) to be performed by our independent auditor, and discuss the scope and results of the audit with the independent auditor and matters required to be discussed by the Public Company Accounting Oversight Board

•
Discuss with management the guidelines and policies by which management assesses and manages Tidewater’s exposure to risk, including a discussion of Tidewater’s third party, financial and cybersecurity risk exposures and the steps management has taken to monitor and mitigate such exposures

•
Oversee matters relating to Tidewater’s Code of Business Conduct and Ethics

•
Prepare the Report of the Audit Committee (page 80)

Independence and Financial Expertise:
•
The Board has determined that each member of the Audit Committee is independent within the meaning of the NYSE and SEC standards of independence for directors and audit committee members.

•
The Board has concluded that each member of the Audit Committee is “financially literate” and that each of Ms. Cougle, Mr. Raspino and Mr. Robotti qualify as an “audit committee financial expert” within the meaning of SEC rules.

COMPENSATION & HUMAN CAPITAL COMMITTEE
Members: Louis Raspino (Chair) Dick Fagerstal Kenneth Traub Lois Zabrocky Meetings Held in 2025: 4
Responsibilities:
•
Review, evaluate and approve (or recommend to the Board to approve, when appropriate) the executive compensation plans, policies and programs of Tidewater

•
Review the performance of the CEO and determine CEO compensation based on this evaluation

•
Review and approve the compensation of all other executive officers and other selected senior officers

•
Oversee the assessment of risks related to Tidewater’s compensation policies and programs

•
Review, approve and recommend to the Board Tidewater’s equity-based incentive compensation plans and administer such plans, including the grant of awards thereunder, establishment and attainment of performance goals thereunder, review the performance of the plans

•
Review, approve and recommend to the Board any changes to director compensation

•
Review and approve the peer group to be used for compensation benchmarking and determining incentive metrics

•
Periodic review of talent development programs and human capital management

•
Prepare of the Compensation Committee Report (page 53)

Independence:
•
The Board has determined that each member of the C&HC Committee is independent within the meaning of the NYSE and SEC standards of independence for directors and compensation committee members.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Members: Kenneth Traub (Chair) Dick Fagerstal Robert Robotti Meetings Held in 2025: 4
Responsibilities:
•
Identify individuals qualified to become Board members

•
Recommend to the Board director nominees

•
Annually review and recommend to the Board any changes to the Corporate Governance Guidelines

•
Recommend to the Board directors to serve on each committee

•
Recommend the Board’s committee structure, operations and Board reporting

•
Oversee evaluation of Board performance

•
Oversee CEO succession planning

Independence:
•
The Board has determined that each member of the N&CG Committee is independent within the meaning of the NYSE standards of independence for directors.

SAFETY & SUSTAINABILITY COMMITTEE
Members: Lois Zabrocky (Chair) Darron Anderson Melissa Cougle Meetings Held in 2025: 4
Responsibilities:
•
Oversee and periodically review the Company’s strategy, policies, programs and practices related to safety and sustainability matters, including related risks, liabilities and opportunities

•
Review our annual Sustainability Report

•
Oversee the establishment and implementation of any safety or sustainability goals or metrics and monitor our performance against and/or progress toward achieving those goals or metrics

•
Review updates from management regarding our compliance with applicable safety, environmental and climate-related laws and regulations

•
Review reports from management regarding the Company’s safety performance, including any material safety incident or safety audit

Independence:
•
The Board has determined that each member of the S&S Committee is independent within the meaning of the NYSE standards of independence for directors.

DIRECTOR COMPENSATION
2025 DIRECTOR COMPENSATION TABLE
This table reflects all compensation paid to or accrued by each individual who served as a non- management director during fiscal 2025. The compensation of Mr. Kneen, who currently serves as our President and Chief Executive Officer, is disclosed in the Fiscal 2025 Summary Compensation Table. The aggregate cost of our 2025 director compensation program, excluding reimbursed director travel and education costs, was approximately $2.0 million. A description of the elements of our director compensation program follows this table.
Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Current Directors
Darron M. Anderson	125,000	124,959	12,533	262,492
Melissa L. Cougle(3)	147,480	124,959	11,179	283,618
Dick F. Fagerstal	235,000	124,959	7,510	367,469
Louis A. Raspino	142,500	124,959	20,565	288,024
Robert E. Robotti(4)	124,923	124,959	10,779	260,661
Kenneth H. Traub	140,000	124,959	12,327	277,286
Lois K. Zabrocky	138,750	124,959	13,464	277,173

(1)
Reflects the aggregate grant date fair value of 2,959 time-based restricted stock units (RSU) granted to each director on June 5, 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation (“FASB ASC 718”), without taking into account estimated forfeitures, which will vest on the first anniversary of the date of grant. Messrs. Anderson, Fagerstal, and Traub, and Ms. Cougle elected to defer the settlement of their respective 2025 RSU awards until separation from service (within the meaning of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)). See Notes 1 and 9, “Stock-Based Compensation and Incentive Plans,” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for further discussion of the relevant assumptions used in calculating the grant date fair value. As of December 31, 2025, each non-management director held 2,959 unvested RSUs and no unexercised options.

(2)
“All other compensation” reflects the cost, if any, for a director’s spouse to travel internationally in connection with any in-person Board and Committee meetings and attend business-related activities where spousal attendance is expected or customary.

(3)
Under the Director Stock Election Program, in June 2025, Ms. Cougle elected to receive 100% of her cash compensation for the second half of 2025 in shares of our common stock, which resulted in 1,225 shares being distributed to her with an aggregate grant date value of $62,480.

(4)
Under the Director Stock Election Program, Mr. Robotti elected to receive 100% of his cash compensation in shares of our common stock, which resulted in 2,564 shares being distributed to him with an aggregate grant date value of $124,923.

We currently use a combination of cash and equity-based awards to provide competitive compensation for our non-management directors and to align director interests with our stockholders. Our C&HC Committee is responsible for overseeing our non-employee director compensation program and recommending any changes to the full board for action. Meridian Compensation Partners, LLC (Meridian), which served as the independent consultant to our C&HC Committee in 2025, also assisted the C&HC committee and the Board in its 2025 review of director compensation to help maintain alignment in our director pay levels and program components with competitive market practice.

Director Fees. In June 2025, the C&HC Committee recommended, and the Board approved, the following changes to the compensation awarded or paid to our non-management directors effective July 1, 2025:
Fee Type	July 1, 2024-June 30, 2025 (Annual)	July 1, 2025-Present (Annual)
Annual cash retainer	$125,000	$125,000
Annual equity-based retainer	$125,000	$125,000
Additional cash retainer for Chairman of the Board	$100,000	$120,000
Additional cash retainer for Lead Independent Director (if any)	N/A	N/A
Additional cash retainer for Audit Committee Chair	$20,000	$25,000
Additional cash retainer for Compensation & Human Capital Committee Chair	$15,000	$20,000
Additional cash retainer for Nominating & Corporate Governance Committee Chair	$12,500	$17,500
Additional cash retainer for Safety & Sustainability Committee Chair	$10,000	$17,500
The number of RSUs granted for the annual equity-based retainer is calculated by dividing the grant date target value by the closing price of a share of our common stock on the date of grant. All time-based RSUs granted to directors during fiscal 2025 will vest on the first anniversary of the date of grant, provided the director remains a member of our Board on the vesting date. However, vesting of the award would accelerate if, prior to the vesting date, the director died, terminated service due to disability, or was willing and able to continue to serve as a director but was either not renominated or not re-elected to serve another term.
Director Stock Election Program. Under the Director Stock Election Program, as amended, each non-employee director is provided an opportunity to elect to receive a percentage of their base cash retainer in fully vested shares of Tidewater common stock, which are issued under our equity compensation plans. For each participant, the shares are issued to a director on the same day on which they would have received the cash payment, based on the closing price of a share on that day (rounded down to the nearest whole share). Mr. Robotti and Ms. Cougle elected to participate in the program during 2025.
Director Stock Deferral Program. Under the Director Stock Deferral Program, as amended, each non-employee director may elect at least 30 days prior to any equity grant to defer the settlement of their annual stock award beyond the first anniversary of the date of grant. Messrs. Anderson, Fagerstal, Traub and Ms. Cougle elected to participate in the program during 2025.
Stock Ownership Guidelines. Our non-employee directors are subject to stock ownership guidelines requiring each director to own and hold shares of our common stock worth five times his or her annual cash retainer by no later than five years after his or her appointment. Under the guidelines, unvested and deferred RSUs count as shares of Company common stock. As of April 17, 2026, all non-employee directors were in compliance with the guidelines. These guidelines are described in greater detail under “Compensation Discussion and Analysis—Compensation and Equity Ownership Policies—Stock Ownership Guidelines.”
Other Benefits. We reimburse all directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and its committees, including the expenses of any director’s spouse who travels with the director in connection with our Board and committee meetings held outside the United States. We also cover the cost of our directors attending continuing education programs (including tuition and travel).

PROPOSAL 2: ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
Our Board is asking you to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement. This item, which is provided pursuant to Section 14A of the Exchange Act, is commonly referred to as a “say-on-pay” resolution.
The Compensation & Human Capital Committee (“C&HC Committee”) has structured our executive compensation program to achieve the following key objectives:
•
to attract, motivate and retain talented executive officers,

•
to motivate the achievement of companywide financial objectives, as well as other strategic personal objectives, while balancing rewards for short-term and long-term performance, and

•
to align the interests of our executive officers with those of our stockholders,

each as described in the “Compensation Discussion and Analysis” section of this proxy statement.
Our C&HC Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals, and that the compensation of our NEOs as reported in this proxy statement has contributed to Tidewater’s short-term and long-term success. Therefore, we are asking our stockholders to approve the compensation of our NEOs by voting “FOR” the following resolution on an advisory basis:
RESOLVED, that the compensation paid to Tidewater Inc.’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.
This vote is non-binding, but our Board and the C&HC Committee will review and consider the voting results when making future decisions regarding our executive compensation program. Although annual “say-on-pay” advisory votes are not required by our Bylaws, the stockholders have previously approved on an advisory basis that “say-on-pay” advisory votes be held annually. In addition, our Board currently believes that having our stockholders provide annual feedback on our compensation practices supports effective governance. Thus, we expect our next “say-on-pay” advisory vote after the 2026 Annual Meeting will occur at our 2027 Annual Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE EXECUTIVE COMPENSATION PAID TO TIDEWATER’S NEOS AS DISCLOSED IN THIS PROXY STATEMENT.

INFORMATION REGARDING EXECUTIVE OFFICERS
Each of our executive officers is appointed by, and serves at the pleasure of, our Board. Information regarding our current executive officers (other than Mr. Kneen, who also serves as a director and whose biography is included above under “Proposal 1—Election of Directors”), including all offices held by the officer as of April 24, 2026, is as follows:
Executive Officer	Age	Position
Samuel R. Rubio	66
Mr. Rubio has served as our Executive Vice President and Chief Financial Officer since March 2021, bringing over 30 years of experience in accounting at both operating division and corporate levels as well as the management of accounting organizations. Prior to his appointment, he served as our Vice President, Chief Accounting Officer and Controller since December 2018. From April 2018 until joining Tidewater, Mr. Rubio held the position of Senior Vice President, Chief Financial Officer for GulfMark Offshore Inc. (formerly NYSE: GLF), an offshore support vessel company providing marine transportation services to the energy industry acquired by Tidewater in November 2018. He first joined GulfMark in 2005 as Assistant Controller, was promoted to Controller in 2007, promoted to Vice President, Controller and Chief Accounting Officer in December 2008 and then promoted to Senior Vice President, Controller and Chief Accounting Officer in January 2012. Mr. Rubio has a Bachelor of Business Administration from Sul Ross State University and is a Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

Daniel A. Hudson	54
Mr. Hudson has served as our Executive Vice President, Chief Legal Officer & Corporate Secretary since April 2026 and as our Executive Vice President, General Counsel & Corporate Secretary from March 2021 until April 2026. He joined Tidewater in 2006, having previously worked in healthcare administration. From 2007 to 2012, he served as a Staff Attorney in Tidewater’s New Orleans office. In 2012, Mr. Hudson was promoted to Regional Counsel, based internationally to provide legal support for many of the company’s global locations. He was promoted to Managing Counsel in 2015 and to Assistant General Counsel in 2017. Mr. Hudson returned from living overseas to the Houston office in 2018 and was promoted to VP, General Counsel & Corporate Secretary in September 2019. Mr. Hudson attended the University of St. Thomas in Houston, received his Juris Doctorate from Loyola University New Orleans College of Law, and has completed the Leading Operational Excellence program at MIT Sloan School of Management.

Executive Officer	Age	Position
Piers D. Middleton	53
Mr. Middleton has served as Executive Vice President and Chief Operating Officer since June 2025. From June 2024 until his appointment, he served as Executive Vice President and Chief Commercial Officer bringing over 28 years of international experience in the OSV sector. From June 2023 until June 2024, he served as our Senior Vice President and Chief Commercial Officer, and from September 2020 until June 2023, he served as our Vice President, Sales and Marketing. Prior to joining Tidewater, Mr. Middleton was a Managing Director at Clarksons PLC (London: CKN), a global company providing various services in the maritime industry, including brokering, finance, port services and research, where he founded and lead the global Offshore & Newbuilding Divisions for over 19 years. He began his career in 1996 with Derrick Offshore Ltd., which was a leading international shipbroker specializing in the offshore energy and subsea cable industries that merged with Pareto JGO Shipbrokers in 2014. Mr. Middleton has a Bachelor of Arts with Honors in Ancient History and Classical Archaeology from the University of Warwick in the UK, completed the Corporate Governance Program at UCLA in 2024 and graduated from the Executive Program at UCLA in February 2025.

COMPENSATION DISCUSSION AND ANALYSIS
This section of our proxy statement discusses and analyzes our executive compensation philosophy and program in the context of the compensation paid to or earned for performance during the last fiscal year by our named executive officers. We refer to these executives as our “named executives” or “NEOs.” For fiscal 2025, our named executives were:
Quintin V. Kneen President and Chief Executive Officer	Samuel R. Rubio Executive Vice President, Chief Financial Officer and Chief Accounting Officer	David E. Darling(1) Senior Advisor, Former Executive Vice President and Chief Operating Officer	Daniel A. Hudson Executive Vice President, Chief Legal Officer and Corporate Secretary	Piers D. Middleton(2) Executive Vice President and Chief Operating Officer

(1)
Effective June 30, 2025, Mr. Darling ceased serving as Executive Vice President and Chief Operating Officer. Mr. Darling currently serves as a Senior Advisor to the Company, providing transitional support, and is expected to serve in this role until December 31, 2026.

(2)
Mr. Middleton served as the Company’s Executive Vice President and Chief Commercial Officer through June 30, 2025 and assumed the Chief Operating Officer role on July 1, 2025.

In this CD&A, we first provide an Executive Summary of Tidewater’s business and performance during the fiscal year and how that performance affected executive compensation decisions and payouts. We next explain the Compensation Philosophy and Objectives that guide our C&HC Committee’s executive compensation decisions. We then describe the C&HC Committee’s Process of Setting Compensation. Finally, we discuss in detail each of the Compensation Components, including, for each component, a design overview as well as the actual results yielded for each named executive in fiscal 2025.
Executive Summary of 2025 Company Performance
We are one of the most experienced international operators in the offshore energy industry with a history spanning over 70 years. As of December 31, 2025, we owned 208 vessels serving the global offshore energy industry. Our vessels and associated vessel services provide support for all phases of offshore oil and gas exploration, field development and production as well as windfarm development and maintenance. We have one of the broadest global operating footprints in the offshore vessel industry, which allows us to react quickly to changing local market conditions and to be responsive to the changing requirements of our customers.
In 2025, the pace and intensity of offshore activity continued to increase, demanding strong leadership focused on executing our strategy, ensuring operational excellence and protecting our workforce, environment and communities. The foregoing led to a successful 2025 across numerous metrics, including our financial performance and operational performance.

(1)
For a reconciliation to the most comparable GAAP financial measure of Adjusted EBITDA and Free Cash Flow, see Appendix A.

(2)
TRCF, or Total Recordable Case Frequency, is a metric used to measure the number of recordable injuries per million working hours and viewed as a key indicator of a company’s safety performance, helping track trends and identify areas for improvement.

(3)
LTIF, or Lost Time Injury Frequency Rate, is a key safety metric used to measure the frequency of lost time injuries (LTIs) in a workplace, specifically, the number of LTIs per 1 million hours worked. A lower LTIFR indicates a safer workplace.

•
Delivered Successful Financial Results. Our year-over-year financial performance for fiscal 2025 resulted in: a 0.5% increase in revenue, an 86.0% increase in net income, a 6.9% increase in Adjusted EBITDA, a 34.2% increase in net cash provided by operating activities, a 28.7% increase in generated free cash flow, and a 6.1% increase in average day rates. Although 2025 was anticipated to be a down year for the offshore industry, Tidewater was able to successfully navigate any challenges to deliver meaningful financial results, demonstrating the resilience built over the last several years through persistent focus on operational excellence and a disciplined acquisition strategy focused on high-quality assets.

•
Reset Debt Capital Structure Providing Balance Sheet Strength & Financial Flexibility. In July 2025, we executed a refinancing transaction that established a long-term debt capital structure, including the completion of a $650 million senior unsecured notes offering and the execution of a $250 million revolving credit facility, which remained undrawn at year end. In addition to the balance sheet strength and financial flexibility the refinancing provides, the new structure allows for a larger allocation of free cash flow for shareholder returns. To this end, the Board authorized a new share repurchase program of $500 million effective August 2025.

•
Continued Commitment to Driving Long-Term Stockholder Value. As of the end of 2025, we had achieved: (i) an absolute three-year total stockholder return (TSR) of +37% and a relative three-year TSR rank in the 75th percentile of our compensation peer group set forth in our 2023 performance-based restricted stock unit awards; and (ii) an absolute five-year TSR of +485%.

•
Continued Safety-First Focus. During 2025, we continued to prioritize our strong safety-first culture, including regular management and Board reviews of our health, safety, and environmental (HSE) performance, improving our already robust HSE enterprise system and implementing a fleet-wide digital training platform with over 10,000 individual courses for our seafarers.

•
Announced Agreement to Acquire Wilson Sons Ultratug Offshore for $500 Million. In line with our disciplined, multi-year acquisition strategy, and after years of preparation, in February 2026, we announced the execution of a definitive agreement to acquire Wilson Sons Ultratug Offshore, a vessel builder and operator with 22 platform service vessels exclusively focused on the Brazilian market.

•
Published 2025 Sustainability Report. On April 22, 2026, International Earth Day, we published our 2025 Sustainability Report, describing our ongoing commitment to our safety first, sustainability always principle and our sustainability performance during 2025.

Executive Transition
Effective as of June 30, 2025, Mr. Darling ceased serving as Executive Vice President and Chief Operating Officer of the Company as part of a plan to facilitate the orderly succession of the Company’s executive team. To support the transition of his responsibilities, Mr. Darling agreed to serve as a Senior Advisor to the Company through December 31, 2026. Mr. Darling’s transition from Executive Vice President and Chief Operating Officer to a Senior Advisor role (his “Transition”) resulted in a qualifying separation from service under his Severance and Change of Control Agreement, and Mr. Darling became entitled to severance payments and benefits under such agreement as described below under “Compensation Components—Severance and Change of Control Agreements.”
Under the terms of his negotiated Transition and Separation Agreement and General Release of Claims (the “Transition Agreement”), Mr. Darling receives a monthly cash payment of $5,000 for his services as a Senior Advisor. Mr. Darling has not received and is not eligible for additional awards under our annual short-term cash incentive and long-term equity incentive programs following the Transition. Mr. Middleton succeeded Mr. Darling as Executive Vice President and Chief Operating Officer, effective as of July 1, 2025.
Pay-for-Performance Driven
Tidewater remains committed to the pay-for-performance philosophy that underpins our compensation program, incentivizing our executive team to focus on strategic business objectives that, when met, will continue to create stockholder value. To achieve this, a substantial portion of NEO compensation is performance-based, and as a result, Tidewater’s performance significantly impacts the realizable values of the NEOs’ compensation awards.
For 2025, the C&HC Committee established an appropriate mix of short-term and long-term incentive compensation, resulting in significant at-risk pay for Mr. Kneen at 86% and the other NEOs at an average of 76%. The C&HC Committee will continue to thoughtfully oversee the effectiveness of Tidewater’s executive compensation structure to ensure CEO and executive compensation is strongly aligned with company performance and stockholder experience.
CEO Target Compensation
Average Other NEO Target Compensation

Objectives of the Executive Compensation Program
The C&HC Committee strives to maintain a compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for strong performance that supports Tidewater’s annual and long-term strategic objectives and is competitive with industry practices. In addition to paying for performance, the executive compensation program is intended to:
•
Align with stockholder interests;

•
Promote a performance and results-oriented environment with conservative salaries and enhanced emphasis on performance-based and variable pay;

•
Build and encourage long-term stock ownership;

•
Provide a consistent retention incentive;

•
Preserve performance accountability across the commodity price cycle;

•
Pay competitively and equitably, providing for straightforward and transparent pay for the benefit of executives and stockholders;

•
Use relative and absolute performance measures for equity awards; and

•
Match or exceed prevailing governance standards for performance-based compensation.

The specific principles followed and decisions made in establishing the compensation of our named executives for fiscal 2025 are discussed in more detail below.

Governance Features of the Executive Compensation Program
Our C&HC Committee strives to align executive compensation with stockholder interests and incorporate strong governance standards into our compensation program, including through the following:
What We Do

Pay for Performance. A substantial portion of NEO compensation is performance- based. The C&HC Committee annually reviews the metrics underlying the long-term equity incentive program (LTI Program) and annual short-term cash incentive program (STI Program) to evaluate their continued alignment with Tidewater’s business priorities and stockholder interests.

Establish Target Awards. The C&HC Committee has established target and maximum awards under our STI and LTI Programs.

Clawback in the Event of Restatement. The C&HC Committee has adopted a clawback policy consistent with the requirements of Exchange Act Rule 10D-1 and NYSE listing standards allowing it to clawback compensation in certain situations involving financial restatements.

Monitor Compensation Program for Risk. The executive compensation program includes multiple features that are intended to appropriately mitigate excessive risk-taking. The C&HC Committee conducts an annual assessment of our compensation programs to identify and minimize, as appropriate, any compensation arrangements that may encourage excessive risk-taking.

Use Relative and Absolute Performance Measures for Equity Awards. Performance-based equity awards are earned based on both relative stockholder returns and absolute stockholder returns, with TSR-based awards capped if Tidewater’s absolute TSR is negative.

Robust Stock Ownership Requirements. Our CEO is required to own an amount of Tidewater shares valued at five times (5x) his annual salary; our EVPs must own at least three times (3x) their annual salaries; and all other corporate officers must own at least two times (2x) their annual salaries.

Limited Executive Perquisites. We offer our NEOs very few perquisites not generally available to all employees.
Independent Consultant. The C&HC Committee has its own independent executive compensation consultant. The consultant reports directly to the committee and does not provide any services to management.
What We Don’t Do
No Hedging or Derivative Transactions. We prohibit all Company insiders (including directors and officers) from engaging in hedging or derivative transactions involving Company securities.

No Single Trigger Change of Control Benefits. While each of our NEOs is party to a change of control agreement, we do not provide any single-trigger change of control benefits (including automatic acceleration of equity awards).

No Income or Excise Tax Gross-Ups. We do not have any contractual commitments to pay tax gross-ups to any of our officers.
No Option Repricing. We do not discount, reload or reprice stock options without stockholder approval.

Fiscal 2025 Compensation Highlights
As described in greater detail under “Compensation Components,” the three main components of our executive compensation program are base salary, an annual cash incentive award, and long-term incentive awards. During 2025, the C&HC Committee: (i) retained the CEO’s base salary of $750,000; (ii) increased the CEO’s annual cash incentive target from 110% to 125% of base salary to align with market practices; (iii) retained the CEO’s long-term incentive target at $3,750,000; and (iv) retained the CEO’s long-term incentive mix of 50% time-based restricted stock units and 50% performance-based restricted stock units. The table below provides a summary of key actions taken with respect to each of these three components in fiscal 2025:
	Pay Component	Results for 2025	Considerations
Fixed	Base Salary	Base salaries of NEOs were adjusted as follows: CEO increase of 0%; Two other NEOs base salaries were increased between 7-10% to align with market	Increased base salaries to be closer to market median, to recognize the Company’s continued growth and to recognize expanding individual responsibilities
Incentive-Based	Short-Term Incentive (“STI”) Program
STI target for CEO was increased to 125% of base salary (a 13.6% increase); other NEOs retained at the same levels (as a percentage of base salary)
For each NEO, STI award payouts based on pre-approved 2025 performance metrics were paid at 115-155% of target based upon Company and individual performance
Increased CEO’s STI target to remain competitive with the market median. Incentivizes NEOs to achieve short-term performance goals from a Company and individual perspective
Long-Term Incentive (“LTI”) Award
In March 2025, we granted annual LTI awards to our NEOs as follows:
•
CEO: $3,700,000 target, award mix 50% time-based RSUs and 50% performance-based RSUs

•
Other NEOs: $650,000 to $1,250,000 target, award mix 50% time-based RSUs and 50% performance-based RSUs

Awarded LTI to further increase stockholder alignment and promote retention, with a significant performance-based component that includes both relative and absolute stock price performance; Total LTI granted to each NEO is based on the Company’s closing stock price on the grant date then divided as 50% time-based and 50% performance-based awards
Participants and Process of Executive Compensation Decision Making
Our Board has delegated to the C&HC Committee the primary responsibility for overseeing our executive compensation program. The C&HC Committee annually reviews and sets compensation for our executive officers and other selected senior leaders, subject to approval by the full Board (excluding the CEO). For more information about the Compensation & Human Capital Committee’s responsibilities, see “Composition and Role of Board Committees—Compensation & Human Capital Committee.”
Role of the Chief Executive Officer. Our CEO makes recommendations to the C&HC Committee with respect to salary, short-term incentive (bonus), and long-term incentive awards for all executive officers other than himself. He develops those recommendations based on competitive market information generated by the C&HC Committee’s compensation consultant, the Company’s current strategy, his assessment of individual performance, and the experience level of the particular executive. After the

C&HC Committee discusses the recommendations with the CEO, its consultant, and amongst themselves, the C&HC Committee makes the final decisions on executive compensation, subject to approval by the full Board (excluding the CEO) if the C&HC Committee determines such approval is appropriate and in accordance with its charter. Although not required, the C&HC Committee currently believes it is best practice to seek the approval of NEO Compensation by the full Board (excluding the CEO).
Evaluating the Chief Executive Officer’s Compensation. In evaluating the CEO’s compensation, the C&HC Committee reviews the competitive market information provided by its compensation consultant and bases its decisions regarding CEO compensation on our overall compensation strategy and Company performance, the CEO’s self-assessment, and the C&HC Committee’s independent assessment of his performance, using the objectives that the C&HC Committee established at the beginning of the year as one point of analysis. The C&HC Committee’s determinations are then subject to approval by the full Board (excluding the CEO) if the C&HC Committee determines such approval is appropriate and in accordance with its charter. Although not required, the C&HC Committee currently believes it is best practice to seek the approval of the full Board (excluding the CEO). These deliberations are held in executive session so that the CEO is not present when the C&HC Committee and Board make determinations regarding his compensation.
Role of Compensation Consultant. Our C&HC Committee has sole authority over the selection, use, compensation, and retention of any compensation consultant engaged to assist the C&HC Committee in discharging its responsibilities. During 2025, Meridian Compensation Partners, LLC (Meridian) served as the C&HC Committee’s primary consultant. At the direction of the C&HC Committee, Meridian: (i) attends C&HC Committee meetings, (ii) informs the C&HC Committee regarding regulatory changes and general trends in executive compensation, (iii) prepares the analysis of peer company compensation used by the C&HC Committee as a reference point in compensation decisions, and (iv) participates in the C&HC Committee’s deliberations regarding compensation of executive officers. Meridian also surveys director compensation upon the request of the C&HC Committee. Meridian has provided no other services to, nor has any other relationship with, the Company. As required by SEC rules, the C&HC Committee has assessed Meridian’s independence with respect to all six independence factors set forth in NYSE rules and concluded that Meridian’s work has not raised any conflicts of interest.
Peer Group. With Meridian’s assistance, the C&HC Committee reviews and approves our peer group annually. We pay particular attention to mergers, acquisitions, and bankruptcies, each of which may make a peer company more or less aligned to our business. The C&HC Committee reviewed our 2024 compensation peer group and given various factors, decided to adjust our 2025 peer group to replace DMC Global, Newpark Resources (which rebranded as NPK International during 2024), and SEACOR Marine Holdings with Kirby Corporation, Matson, Inc., and Transocean Ltd. Additionally, as previously disclosed, following the C&HC Committee’s 2024 compensation decisions and peer group selections, Dril-Quip merged with Innovex Inc. and assumed the name Innovex International, Inc. Following this change, the peer group approved and used by the C&HC Committee in making its determinations regarding fiscal 2025 compensation included the following companies:

PEER GROUP
Bristow Group Inc.	Forum Energy Technologies, Inc.	Noble Corporation plc
Core Laboratories Inc.	Helix Energy Solutions Group, Inc.	Oceaneering International, Inc.
Diamond Offshore Drilling, Inc.(1)	Innovex International, Inc.	Oil States International, Inc.
Dorian LPG Ltd.	International Seaways, Inc.	TETRA Technologies, Inc.
Expro Group Holdings N.V.	Kirby Corporation	Transocean Ltd.
	Matson, Inc.	Valaris Limited

(1)
During late 2024, Noble Corporation plc acquired Diamond Offshore Drilling, Inc.; however, Diamond Offshore’s compensation was still included in the peer group reviewed by the C&HC Committee when making its 2025 compensation decisions.

Consideration of Prior Say-on-Pay Vote Results.
At our 2025 Annual Meeting, our stockholders approved the 2024 NEO compensation by more than 96% of voting shares cast in favor of the say-on-pay resolution. The result of the most recent say-on-pay vote is an important point of reference for the C&HC Committee as it makes executive compensation decisions for a given year. In addition, we regularly engage with stockholders and welcome their feedback on our compensation programs throughout the year. Given the strong level of stockholder support, the C&HC Committee did not make any material changes to our compensation programs because of the 2025 say-on-pay vote.
96% STOCKHOLDER SUPPORT OF 2024 NEO COMPENSATION AT 2025 ANNUAL MEETING
Compensation Components
As noted previously, the three core components of our executive compensation program are base salary, short-term cash incentive, and long-term incentive awards. This section discusses each of these compensation elements and arrangements as well as the change of control protections, retirement benefits, and limited perquisites provided to our named executives during fiscal 2025.
Base Salary. As in prior years, the C&HC Committee’s practice has been to review salary levels for named executives prior to the beginning of each fiscal year then review and approve any adjustments during the 1st quarter of the year. Our base salary determinations are based on a variety of factors, including individual performance, market salary levels, our company’s overall financial condition, and industry conditions. The primary rationale for salary increases for our NEOs during 2025 was to remain competitive and align with market practice. We generally consider the market median of our peer group as the target for total target compensation, although individual pay levels may vary from median for a variety of reasons.
Named Executive	2025 Base Salary (as of 12/31/2025) ($)	2024 Base Salary (as of 12/31/2024) ($)	Percent Change (%)
Quintin V. Kneen	750,000	750,000	0%
Samuel R. Rubio	440,000	400,000	10%
David E. Darling	450,000(1)	450,000	0%
Daniel A. Hudson	360,000	335,000	7%
Piers D. Middleton	415,000	415,000	0%

(1)
Reflects Mr. Darling’s annual base salary as of the date of his Transition.

Annual Short-Term Cash Incentive Compensation.
Structure of the Program. Our Board and C&HC Committee have adopted the Tidewater Inc. Short-Term Incentive (STI) Plan to provide the framework under which annual or short-term incentive bonuses may be paid to our NEO’s and key employees for the purpose of rewarding both Company and individual performance during any given year or other specified performance period.
The C&HC Committee’s practice has been to preview the upcoming year’s STI program during its December meeting and then approve the specific metrics and weightings under the STI program during the first quarter of the performance year. When establishing the STI program, the C&HC Committee reviews and approves the Company’s performance metrics, the specific performance levels for each metric, and the target award for each NEO, which is expressed as a percentage of the executive’s base salary. In March 2025, the C&HC Committee approved the fiscal 2025 STI program, which was conditioned on Tidewater achieving positive free cash flow of at least $237.0 million and allocated the payout among the four following measures of performance:

Metric	Weight	2025 STI Metrics What we Measured	Why
Free Cash Flow (FCF)	50%
•
Non-GAAP investment performance indicator determined from net cash provided by operating activities, adjusted for capital expenditures, proceeds from asset sales, cash interest expense and interest income

•
Places emphasis on key cash generation drivers such as operating and administrative cost efficiency, optimal capital investments, and timely collection of accounts receivable balances

•
Driver of long-term stockholder value creation by incentivizing management to develop an efficient, scalable growth platform to help lower overall net debt levels

Operational Efficiency	20%
•
Effectively forecasting and managing dry dock costs

•
Effectively forecasting and managing down for repair days and down for repair costs

•
Completing a debt restructuring to support financial flexibility and balance sheet strength

•
Timely and effectively completing a material enterprise software upgrade and infrastructure investment

•
Effectively forecasting and managing our dry dock costs and down for repair costs should improve fleet utilization, allow us to remain competitive and to meet customer needs

•
Restructuring our long-term debt should strengthen the company’s balance sheet, increase financial flexibility and provide greater capacity for the company to return free cash flow to stockholders

•
Investing in and upgrading the company’s infrastructure and enterprise systems should improve operational efficiencies and support long-term operational health

Safety Performance	10%
•
Lost-time incident frequency (LTIF): number of lost time incidents per million hours worked

•
Total recordable case frequency (TRCF): number of recordable cases * 1 million / quantity manhours worked

•
Reinforces our commitment to safety first and to getting our people home safe, everyday

•
A safe work environment helps us attract and retain a more experienced workforce, and gives us a competitive advantage in retaining existing business and when bidding for new work

•
A strong safety record helps us to minimize our insurance and loss costs and the overall cost of doing business

Individual Performance	20%	• C&HC Committee’s subjective assessment of individual executive performance during the period	• Allows for more direct recognition of individual contributions

For all metrics, except free cash flow and individual performance, payouts could range between 0-100% of the individual component’s target payout, depending on performance. Payout on the free cash flow metric could range from 0-150% of target and payout for individual performance goals, depending on performance, could range from 0-300% of target. Assuming maximum performance on all metrics, the overall maximum a participant could have earned under the 2025 STI program would have been 165% of the target award.
The following chart shows the target award for each NEO, expressed as a percentage of his base salary, under the STI program for 2025. Such target awards were unchanged from 2024 levels (as a percentage of base salary), except for Mr. Kneen, whose target increased from 110% to 125%:
Named Executive	Target Award as % of Salary (%)
Quintin V. Kneen	125%
Samuel R. Rubio	100%
David E. Darling(1)	100%
Daniel A. Hudson	100%
Piers D. Middleton	100%

(1)
In connection with Mr. Darling’s Transition, he was entitled to receive a pro-rata portion of his annual cash-incentive award for his service as an executive through June 30, 2025.

Calculation of 2025 STI Program Metrics and Payouts. The table below summarizes the 2025 STI program performance metrics and actual achievement with respect to each metric for the year. For the FCF metric: (i) performance below threshold results in a 0% payout and the 2025 STI program would not be funded, (ii) performance at threshold results in a 50% (25% weighted) payout, (iii) performance at target results in 100% (50% weighted) payout, and (iv) performance at maximum or above results in a 150% (75% weighted) payout. For each of the operational efficiency metrics, performance at or above target results in a 100% (4% weighted) payout and performance at or below target results in a 0% payout. For each safety metric, performance at or above target results in a 100% (5% weighted) payout and performance at or below target results in a 0% payout. The individual performance was a subjective component, based on the C&HC Committee’s assessment of the NEO’s performance.
		Performance Metrics			Actual Performance	Percent of Target Earned	Times Weight	Equals Weighted Payout
		Threshold	Target	Maximum
Free Cash Flow(1)		$237.0 M	$338.0 M	$406.0 M	$426.0 M	150%	50%	75.0%
Operational Efficiency	Budgeted Dry Docks	—	<= $98.3 M	—	$95.4 M	100%	4%	20.0%
	DFR Costs	—	<= $17.2 M	—	$12.3 M	100%	4%
	DFR Days		<= 2,878	—	2,268	100%	4%
	Debt Refinance	—	By 11/20/2025	—	Done 7/5/2025	100%	4%
	Infrastructure Upgrade	—	By 12/31/2025	—	Completed	100%	4%
Safety		—	0.12 LTIF 0.62 TRCF	—	0.23 LTIF 0.83 TRCF	0%	10%	0.0%
Individual Performance(2)		—	—	—	—	100%-300%	20%	20.0%- 60.0%
Calculated Percent of Target Earned								115.0%-160.0%

(1)
FCF. The minimum threshold of $237.0 million was required to fund the 2025 STI program. Actual performance reflects FCF of $426.0 million plus certain costs excluded by the C&HC Committee when calculating results, primary related to unbudgeted capital expenditures, dry dock costs, and acquisition and refinancing related fees. See Appendix A for a reconciliation of FCF to Net Cash Provided by Operating Activities, the most comparable GAAP measure.

(2)
Individual Performance. This metric is a subjective component, based on the C&HC Committee’s assessment of the individual NEO’s performance. The C&HC Committee determined that for the 2025 performance period: (i) Mr. Hudson earned 300% of his individual performance target for his leadership in the Company’s debt restructuring, customer development initiatives, ongoing strategic acquisitions, ethics and compliance program improvements, and sustainability initiatives; (ii) Mr. Middleton earned 125% of his individual performance target for his strategic leadership in his new role as EVP & Chief Operating Officer; and (iii) all other NEOs earned 100% of their individual performance target.

Calculation of Individual Bonuses. The table below provides a summary of individual award determinations for 2025.
Named Executive	Base Salary(1) ($)	x	Target Award as % of Salary (%)	x	Payout Factor (%)(2)	=	Actual Award ($)
Quintin V. Kneen	$750,000		125%		115.0%		$1,078,125
Samuel R. Rubio	$430,000		100%		115.0%		$495,000
David E. Darling(3)	$225,000		100%		115.0%		$258,750
Daniel A. Hudson	$353,700		100%		155.0%		$550,000
Piers D. Middleton	$415,000		100%		120.0%		$500,000

(1)
Base salaries reflect mid-year adjustments for Messrs. Rubio and Hudson.

(2)
See footnote 2 “Individual Performance” above for a description of the impact of each NEO’s individual performance on his payout factor.

(3)
Amount calculated in accordance with Mr. Darling’s Transition Agreement, which entitled him to receive a pro rata bonus payment for his service as an executive through June 30, 2025.

Long-Term Incentive Compensation. We maintain one main long-term incentive (“LTI”) plan, the Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan (“2021 LTI Plan”), which became effective following its approval by our stockholders at our 2021 Annual Meeting. For 2025, the C&HC Committee retained its prior year’s mix of long-term incentive awards and granted each NEO’s LTI award in the form of 50% time-based RSUs and 50% performance-based RSUs.
Time-based RSUs vest in three equal installments on or about the first three anniversaries of the date of grant, contingent upon continued employment through the applicable vesting date (except in the case of death or termination due to disability), and performance-based RSUs vest in a three-year cliff, subject to meeting the required performance metrics.
Named Executive	2025 Target Grant Value	Time-Vesting RSUs(1)	Target Performance-Vesting RSUs(2)
Quintin V. Kneen	$3,700,000	44,762	44,761
Samuel R. Rubio	$1,000,000	12,098	12,097
David E. Darling	$1,250,000	15,122	15,122
Daniel A. Hudson	$850,000	10,283	10,283
Piers D. Middleton	$650,000	7,864	7,863

(1)
Number of time-based RSUs was determined by dividing 50% of the target LTI value for the NEOs by $41.33, which was the closing price on March 18, 2025, the date on which the C&HC Committee approved grant values and number of units to be granted to our NEOs in 2025. Mr. Darling was granted 15,122 time-vested RSUs on March 18, 2025, but forfeited 10,082 of these RSUs in connection with his Transition.

(2)
Target number of performance-based vesting restricted stock units (PRSUs) was determined by dividing 50% of the target LTI value for the NEOs by $41.33, which was the closing price on March 18, 2025, the date on which the C&HC Committee approved grant values and number of units to be granted to our NEOs in 2025. Mr. Darling was granted 15,122 PRSUs on March 18, 2025, but forfeited all in connection with his Transition.

Our 2025 PRSUs may be earned based upon relative and absolute total stockholder return (“TSR”) over a three-year performance period. As described below, no award may be earned above 100% of target if absolute TSR over the period is negative, irrespective of relative performance.
Relative TSR Performance Level	Payout (% of target units earned)
	Absolute TSR ≥ 0%	Absolute TSR < 0%
90th percentile	200%	100%
60th percentile	100%	100%
30th percentile	50%	50%
< 30th percentile	0%	0%
2025 PRSU Peers

•
Bristow Group, Inc.

•
Core Laboratories Inc.

•
Dorian LPG Ltd.

•
Expro Group Holdings N.V.

•
Forum Energy Technologies, Inc.

•
Helix Energy Solutions Group Inc.

•
Innovex International, Inc.

•
International Seaways, Inc.

•
Kirby Corporation

•
Matson, Inc.

•
Noble Corporation plc

•
Oceaneering International, Inc.

•
Oil States International, Inc.

•
TETRA Technologies, Inc.

•
Transocean Ltd.

•
Valaris Limited

Except for Diamond Offshore Drilling, Inc., the performance peer group set forth in the PRSUs granted in March 2025 was the same peer group approved and used by the C&HC Committee in connection with its 2025 compensation analysis and decisions. See page 44 for additional information regarding the peer group.
The PRSUs granted in 2023 vested effective December 31, 2025 (settled in March 2026) at 150% of target based on the Company’s positive absolute TSR over the three-year period ending on such vesting date of 65.2% and its 20-day weighted average relative TSR for the same period resulting in the Company ranking at the 75 percentile of its 2023 PRSU peer group.
Retirement Benefits. Our named executives participate in employee benefit plans generally available to all employees, including a qualified defined contribution retirement plan (the “401(k) Savings Plan”) under which the Company provides matching contributions.
We have a broad-based legacy defined benefit pension plan (the “Pension Plan”), which has been frozen and closed to new participants Since 2011. Mr. Darling is the only named executive who participates in our Pension Plan. He is currently in payout status and receives a modest annual benefit ($2,227). Mr. Darling has not accrued any additional benefits under the Pension Plan since he rejoined the Company in March 2018. Since January 1, 2011, when the Pension Plan was frozen, all qualified retirement benefits have been provided through our 401(k) Savings Plan.
In addition to these broad-based programs, we provide our executives with a non-qualified deferred compensation plan, the Supplemental Savings Plan (the “SSP”), which acts as a supplement to our 401(k) Savings Plan. The SSP is designed to provide retirement benefits to our officers that they are precluded from receiving under the 401(k) Savings Plan due to the compensation and benefit limits in the Internal Revenue Code. None of our named executives have elected to participate in the SSP.
Other Benefits and Perquisites. We also provide certain limited perquisites to our named executives. For 2025, these perquisites consisted primarily of gym memberships and reserved parking and also spouse travel for international meetings for Mr. Middleton. We do not provide tax gross-ups on any of these perquisites.
Severance and Change of Control Agreements. Each of Messrs. Kneen, Rubio, Darling, Hudson and Middleton are party to a severance and change of control agreement (referred in this section as the “consolidated agreement”). The consolidated agreement superseded all prior employment-related agreements between the Company and named executive, including the legacy employment agreements with Messrs. Kneen and Rubio and the legacy change of control agreements with the other named executives. The severance payment multiples for Mr. Kneen did not change under the new consolidated agreement, and the severance payment multiples for Messrs. Rubio, Hudson, and Darling reflected their promotions to Executive Vice President in 2021. Mr. Middleton also executed the consolidated agreement in connection with his promotion to Executive Vice President in March 2024.

As noted above under “Executive Transitions,” Mr. Darling became eligible to receive severance payments and benefits under his consolidated agreement upon his Transition.
The consolidated agreement is subject to one-year “evergreen” renewal periods unless the Company provides written notice to officer by June 30 of a given year that it does not wish to extend the agreement past its current term, and, in the event of a “change of control” (as defined in the consolidate agreement) will extend until the two-year anniversary of the change of control regardless of any notice of non-extension provided by the Company. Each of the consolidated agreements has been extended through December 31, 2026.
The consolidated agreement provides each officer with certain employment protections for a two-year period following a change in control of the Company. If the officer experiences a “qualifying termination” (defined in the consolidated agreement as either the Company’s termination of him without “cause” or the officer’s termination his own employment with “good reason,” as such terms are defined in the consolidated agreement) during that two-year protected period, he will be entitled to receive certain payments and benefits, including: (1) a cash severance payment equal to a specific multiple (three times for the Chief Executive Officer and two times for the Executive Vice Presidents) of the sum of (a) his base salary in effect at the time of termination and (b) the greater of his average bonus over the last three years and his target bonus; (2) a pro-rata cash bonus for the fiscal year in which the termination occurs; (3) a cash payment equal to any unpaid bonus with respect to a completed fiscal year as calculated by the agreement; (4) a lump sum cash payment for continuation coverage under the company’s health benefit plans (for 36 months of continuation coverage for the Chief Executive Officer and 24 months for the Executive Vice Presidents); (5) immediate vesting of any outstanding but unvested equity awards as of the termination date, including retention of unexercised stock options until the expiration of their term; (6) treatment of any performance conditions as having been achieved at target level for any equity awards for which vesting or payout is subject to performance conditions, and (7) outplacement services for two years following termination up to an aggregate cost of $25,000.
In addition, the consolidated agreement provides that if the officer experiences a qualifying termination during the term of the agreement but outside of any change of control protected period, he will be entitled to receive, among other benefits: (1) a cash severance payment equal to a specific multiple (two times for the Chief Executive Officer and one-and-a-half times for the Executive Vice Presidents) of the sum of (a) his base salary in effect at the time of termination and (b) his target bonus, to be paid over a specified number of months following the termination date; (2) a pro-rata cash bonus for the fiscal year in which the termination occurs; (3) a lump sum cash payment for continuation coverage under the company’s health benefit plans (for 24 months of continuation coverage for the Chief Executive Officer and 18 months for the Executive Vice Presidents); (4) immediate vesting of any unvested portion of his time-based equity awards that was scheduled to vest within 12 months of the termination date; and (5) retention of any unvested portion of his performance-based equity awards vesting within 12 months of the termination date, subject to the original performance conditions and payout timing.
Under the consolidated agreement, the officer would not be entitled to any tax gross-ups for excise taxes that may be triggered under Sections 280G and 4999 of the Internal Revenue Code. However, the officer would be entitled to receive the “best net” treatment, which means that if the total of all change of control payments due him exceeds the threshold that would trigger the imposition of excise taxes, the officer will either (1) receive all payments and benefits due him and be responsible for paying all such taxes or (2) have his payments and benefits reduced such that imposition of the excise taxes is no longer triggered, depending on which method provides him the better after-tax result.
The consolidated agreements contain certain restrictive covenants that apply during and after the officer’s employment, including a covenant to not disclose confidential information and, for a specified period of time following his termination of employment for any reason (other than a termination that occurs during a change of control protected period by the company without cause or by the officer with good reason), non-competition and non-solicitation covenants.
In connection with his Transition, on June 10, 2025, the Company and Mr. Darling entered into the Transition Agreement pursuant to which Mr. Darling was removed from his role as Executive Vice President and Chief Operating Officer effective as of June 30, 2025 (the “Transition Date”) Mr. Darling

continues to serve as a Senior Advisor to the Company for a monthly fee of $5,000 per month until his employment with the Company terminates on December 31, 2026 or such earlier date as determined in accordance with the terms of the Transition Agreement. As Mr. Darling’s Transition was a qualifying separation from employment for purposes of his consolidated agreement, Mr. Darling became entitled to the severance benefits set forth in his consolidated agreement upon the Transition Date. The severance benefits provided to Mr. Darling aligned with his benefits under his consolidated agreement; no enhancements to severance were provided. These benefits included: (i) cash payments totaling $1,350,000, paid in equal installments over the 18-month period following the Transition Date; (ii) a pro rata cash bonus equal to $258,750 for his service during 2025; (iii) immediate vesting of any unvested portion of his time-based restricted stock units scheduled to vest within 12 months of the Transition Date; (iv) retention of his unvested performance-based restricted stock units scheduled to vest within 12 months of the Transition Date; and (v) a lump sum cash payment of $22,760, equal to the total premiums he would be required to pay for 18 months of continuation coverage under the Company’s health benefit plans pursuant to COBRA.
Compensation and Equity Ownership Policies
Clawback Policy. Under our clawback policy, in the event that we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirement under the federal securities laws, we are required to recover the amount of the applicable cash and equity incentive compensation awarded to covered current and former executive officers during the applicable recovery period (generally the prior three fiscal years) that exceeds the amount that otherwise would have been awarded had it been determined based on the restated financial statements. Our clawback policy is intended to comply with, and will be administered and interpreted consistent with, listing standards adopted by NYSE implementing Exchange Act Rule 10D-1.
Stock Ownership Guidelines. Under our stock ownership guidelines, our officers are required to hold the following amounts of company stock within five years of becoming an officer:
•
5x salary for the Chief Executive Officer;

•
3x salary for the Chief Operating Officer, Chief Financial Officer, and Executive Vice Presidents; and

•
2x salary for all other officers.

If an officer’s ownership requirement increases because of a change in title or if a new officer is added, a five-year period to achieve the incremental requirement begins in January following the year of the title change or addition as an officer. For our executives, the guidelines specify that time-based equity awards count as shares of company stock but performance-based awards do not. Each of our executives, like the members of our Board, has until the fifth anniversary of his or her appointment to come into compliance with these guidelines.
Equity Grant Timing. The C&HC Committee generally approves grants of annual equity awards to NEOs at its first quarterly meeting of the year, which is usually held in March. On occasion, the C&HC Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. We did not grant stock options in fiscal 2025, and stock option grants are not currently part of our compensation program. During fiscal 2025, we did not time the disclosure of material non-public information for purposes of affecting the value of executive compensation.
Policy Statement on Insider Trading: Prohibition on Hedging and Pledging Transactions. We have adopted a Policy Statement on Insider Trading, governing the purchase, sale and other transactions in Company securities by our directors, officers and employees, and other covered persons, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing rules. as applicable. As part of these policies and procedures, we prohibit our directors, officers, employees and consultants from engaging in: (a) short-term trading; (b) short sales; and (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities. In addition, from time to time, the Company may engage in transactions in its own securities, including share issuances and repurchases. The Company’s practices with respect to share issuances and repurchases, which are overseen by the Finance and Legal Departments (and, if appropriate, approved by the Board or appropriate committee) are designed to promote compliance with applicable insider trading and other securities laws, rules, regulations and listing standards. This policy also includes a blanket prohibition on engaging in certain forms of hedging or monetization transactions, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds with respect to our securities, regardless of whether those securities were received as compensation. This prohibition applies to all Company insiders (including our directors and our named executives) as well as all of our other employees. In addition, the policy includes a blanket prohibition on insiders pledging Company securities as collateral for a loan or any other purpose.
Compensation Committee Interlocks and Insider Participation
The current members of our C&HC Committee are Ms. Zabrocky and Messrs. Fagerstal, Raspino, and Traub. None of these individuals have been an officer or employee of Tidewater or any of our subsidiaries. During 2025, no executive officer of Tidewater served as a director or member of the compensation committee of another entity that had an executive officer who served as a member of our Board or on our C&HC Committee.

COMPENSATION COMMITTEE REPORT
The Compensation & Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based upon this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation & Human Capital Committee:
Louis A. Raspino, Chairman
Dick Fagerstal
Kenneth H. Traub
Lois K. Zabrocky

FISCAL 2025 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation paid to each of our named executives in all capacities in which they served for each of the last three completed fiscal years (2025, 2024, and 2023). Mr. Middleton was not an NEO prior to 2024.
Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Quintin V. Kneen President, Chief Executive Officer, and Director	2025	750,000	—	3,892,458	—	1,078,125	—	11,625	5,732,208
	2024	750,000	—	4,431,854	—	676,500	—	11,737	5,870,091
	2023	712,500	—	4,213,910	—	—	—	33,262	4,959,672
Samuel R. Rubio Executive Vice President, Chief Financial Officer, and Chief Accounting Officer	2025	430,000	—	1,051,996	—	495,000	—	12,825	1,989,821
	2024	400,000	—	1,266,178	—	328,000	—	12,541	2,006,719
	2023	387,500	350,000	1,101,975	—	—	—	12,120	1,851,595
David E. Darling Senior Advisor (Former Executive Vice President and Chief Operating Officer)(7)	2025	255,000	—	1,315,009	—	258,750	2,520	1,378,460	3,209,739
	2024	450,000	—	1,582,838	—	369,000	511	12,641	2,414,990
	2023	431,250	375,000	1,101,975	—	—	—	12,120	1,920,345
Daniel A. Hudson Executive Vice President, Chief Legal Officer, and Secretary	2025	353,750	—	894,210	—	550,000	—	11,560	1,809,520
	2024	330,000	—	1,076,312	—	270,600	—	11,499	1,688,411
	2023	315,000	315,000	936,656	—	—	—	11,276	1,577,932
Piers D. Middleton Executive Vice President and Chief Operating Officer	2025	415,000	—	683,808	—	500,000	—	23,013	1,621,821
	2024	398,750	—	1,335,144	—	326,975	—	21,838	2,082,707

(1)
Titles reflect the positions held by each named executive as of the Record Date. Effective July 1, 2025, Mr. Middleton was promoted from Executive Vice President and Chief Commercial to Executive Vice President and Chief Operating Officer. Effective June 30, 2025, Mr. Darling ceased serving as Executive Vice President and Chief Operating Officer. Mr. Darling currently serves as a Senior Advisor to the Company and is expected to serve in this role until December 31, 2026.

(2)
Amounts represent one-time cash bonuses paid to each of Messrs. Rubio, Darling and Hudson in March 2023 in connection with the successful completion of the integration of Swire Pacific.

(3)
Amounts represent the aggregate grant date fair value of RSUs and PRSUs granted in the years ended December 31, 2023, 2024 and 2025, calculated in accordance with FASB ASC 718, without taking into account estimated forfeitures. The fair value of RSUs is based on the market price of our common stock on the date of grant, which was $39.81 on March 16, 2023, $89.85 on March 21, 2024, and $41.33 on March 18, 2025. In connection with Mr. Darling’s Transition, he forfeited 2,319 of his RSUs granted on March 21, 2024, and 10,082 of his RSUs granted on March 18, 2025, and therefore never received any value from these RSUs. However, in accordance with SEC disclosure requirements, the full grant date value of such awards is reflected in the “Share Awards” column of the Summary Compensation Table above. For the PRSUs, the grant date fair value is based on the probable outcome with respect to the applicable performance objectives as of the grant date estimated using a lattice-based Monte Carlo simulation, which included assumptions related to expected price volatility, the risk free interest rate and expected dividend yield as follows:

	Valuation Assumptions
	2023	2024	2025
Expected Price Volatility	60.7%	50.8%	53.1%
Expected Dividend Yield	—	—	—
Risk Free Interest Rate	3.98%	4.36%	3.98%
Fair Value per TSR PRSU	$56.05	$137.70	$45.63

See Notes 1 and 9, “Stock-Based Compensation and Incentive Plans,” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for further discussion of the relevant assumptions used in calculating the grant date fair value. With respect to the PRSUs granted, the number of securities that vest will depend on the extent to which certain performance objectives are met and could range between 0% and 200% of the number of units granted. The maximum value of PRSUs (200%) based upon the grant date closing stock price are as follows:
Officer	Maximum PRSU at Grant Date Value 2023	Maximum PRSU at Grant Date Value 2024	Maximum PRSU at Grant Date Value 2025
Kneen	$3,500,016	$3,499,836	$3,699,944
Rubio	$500,014	$999,851	$999,938
Darling	$500,014	$1,249,993	$1,249,985
Hudson	$424,932	$849,981	$849,993
Middleton	—	$499,925	$649,956
In connection with Mr. Darling’s Transition, he forfeited all of his PRSUs granted on March 21, 2024 and all of his PRSUs granted on March 18, 2025, and therefore never received any value from these PRSUs. However, in accordance with SEC disclosure requirements, the full grant date value of such awards is reflected in the “Stock Awards” column of the Summary Compensation Table above. The number of RSUs and PRSUs granted to each NEO during 2025 is detailed in the Grants of Plan Based Awards Table.
(4)
Amounts represent the payouts earned for the relevant period under our STI program. For more information on this program, see “Compensation Discussion and Analysis—Compensation Components—Annual Short-Term Cash Incentive Compensation.”

(5)
Amounts reflect Mr. Darling’s annual in-service distribution of $2,227 plus or minus the change from the prior fiscal year in the actuarial present value of the accumulated benefit under our Pension Plan, which has been closed to new participants since 2010. Mr. Darling is the only named executive who is a participant in the Pension Plan and, as discussed in greater detail under “Fiscal 2025 Pension Benefits,” his participation is based on his prior service with Tidewater from 1983 to 1996. He is currently in payout status and receives payments in the form of a 50% joint and contingent annuity (approximately $2,227 per year). He does not accrue any additional benefits for his current service. For fiscal 2023, the actuarial present value of Mr. Darling’s pension benefits decreased by $3,755 (after giving effect to his annual in-service distributions of $2,227).

(6)
The table below presents an itemized account of “All Other Compensation” provided to the NEOs, regardless of the amount and any minimal thresholds provided under the SEC rules and regulations. We did not reimburse any executive for tax liability incurred in connection with any perquisite. The amount disclosed under separation payments for Mr. Darling equals the total cash severance amounts paid or accrued by the Company in connection with his Transition, including the lump sum cash payment equal to the COBRA premiums he would be required to pay over 18 months, as described in footnote (7) below.

Name	Parking	Matching Contributions to 401(k) Plan	Gym Fees	Cash Separation Payments and Advisor Fees	Spouse Travel	Total
Kneen	$1,125	$10,500	—		—	$11,625
Rubio	$1,125	$10,500	$1,200		—	$12,825
Darling	$562	$3,938	$1,200	$1,372,760	—	$1,378,460
Hudson	$1,125	$9,235	$1,200		—	$11,560
Middleton	—	$10,500	—		$12,513	$23,013

(7)
In connection with his Transition, and as set forth in his Transition Agreement, Mr. Darling receives cash payments of $5,000 per month for his service as a Senior Advisor during the transition period, and received (or is entitled to receive) the following severance benefits: (i) cash payments totaling $1,350,000, paid in equal installments over the 18-month period following the Transition Date; (ii) a pro rata cash bonus for his service during 2025; (iii) immediate vesting of any unvested portion of his time-based restricted stock units scheduled to vest within 12 months of the Transition Date; (iv) retention of his unvested performance-based restricted stock units scheduled to vest within 12 months of the Transition Date; and (v) a lump sum cash payment equal to the total premiums he would be required to pay for 18 months of continuation coverage under the Company’s health benefit plans pursuant to COBRA.

FISCAL 2025 GRANTS OF PLAN-BASED AWARDS
The following table presents additional information regarding all equity and non-equity incentive plan awards granted to our named executives during the fiscal year ended December 31, 2025.
Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Type of Award(2)	Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stocks or Units(4)	Grant Date Fair Value of Stock Awards(5)
	Grant Date	Threshold	Target	Maximum		Threshold	Target	Maximum
Quintin V. Kneen		$234,375	$937,500	$1,546,875
	3/18/25				TSR PRSU	22,381	44,761	89,522		$2,042,444
	3/18/25				3YR RSU				44,762	$1,850,013
Samuel R. Rubio		$107,500	$430,000	$709,500
	3/18/25				TSR PRSU	6,049	12,097	24,194		$551,986
	3/18/25				3YR RSU				12,098	$500,010
David E. Darling(6)		$56,250	$225,000	$371,250
	3/18/25				TSR PRSU	7,561	15,122	30,244		$690,017
	3/18/25				3YR RSU				15,122	$624,992
Daniel A. Hudson		$88,438	$353,750	$583,688
	3/18/25				TSR PRSU	5,142	10,283	20,566		$469,213
	3/18/25				3YR RSU				10,283	$424,996
Piers D. Middleton		$103,750	$415,000	$684,750
	3/18/25				TSR PRSU	3,932	7,863	15,726		$358,789
	3/18/25				3YR RSU				7,864	$325,019

(1)
These columns show the possible cash incentive payouts for each NEO for fiscal year 2025 based on performance goals set for the year. Threshold, target and maximum possible payouts are based on the annual cash incentive range established for each NEO, which is expressed as a percentage of base salary for the year. Actual cash incentive amounts earned for 2025 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For information about the 2025 cash incentive paid to our NEOs, see “Compensation Discussion and Analysis—Compensation Components—Annual Short-Term Cash Incentive Compensation” beginning on page 45.

(2)
All equity grants were awarded under the 2021 Stock Incentive Plan.

(3)
Relates to TSR PRSUs granted, which are subject to a three-year performance period and vest based upon Tidewater’s TSR performance as compared to its compensation peer group. see “Compensation Discussion and Analysis—Compensation Components—Long-Term Incentive Compensation” beginning on page 48. “Threshold” represents the number of shares deliverable on achievement of the 30th percentile relative TSR performance threshold set forth in the TSR PRSU award agreement, which would be 50th percentile of the target number of shares. “Target” represents the number of shares deliverable on achievement of the target 60th percentile relative TSR performance under the PRSU grant. “Maximum” reflects the achievement of the highest possible payout, or 200% of the target number of shares, with the achievement of 90% or greater relative TSR performance. In each case, if Tidewater’s absolute TSR performance over the performance period is negative, the payout percentage may not exceed 100%, or the target number of shares. PRSUs do not pay dividends or dividend equivalents prior to vesting. Vested PRSUs are paid in shares of our common stock.

(4)
Represents a grant of RSUs that vest one-third per year on March 22, of each of 2026, 2027, and 2028, subject to the executive’s continued employment through such date.

(5)
This column reflects the grant date fair value of time-based RSUs and PRSUs calculated in accordance with FASB ASC 718, without taking into account estimated forfeitures. With respect to PRSU awards, the grant date fair value for such PRSUs is based on the probable outcome with respect to applicable performance objectives as of the grant date. See also footnote (3) to the Fiscal 2025 Summary Compensation Table.

(6)
See footnotes (3) and (7) to the Fiscal 2025 Summary Compensation Table for additional information regarding the impact of Mr. Darling’s Transition on his fiscal 2025 grants of plan-based awards.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END
The following table details all outstanding equity awards held by our named executives as of December 31, 2025.
	Stock Awards
	Unvested Equity Incentive Plan Awards		Unvested Stock Awards
	Number of Unearned Shares or Units(1) (#)	Market Value(2) ($)	Number of Shares or Units (#)	Market Value(2) ($)
Name / Award / Grant Date
Quintin V. Kneen
RSU 03/16/2023(3)			14,653	$740,123
RSU 03/21/2024(4)			12,985	$655,872
RSU 03/18/2025(5)			44,762	$2,260,929
PRSU 03/21/2024(1)	19,476	$983,733
PRSU 03/18/2025(1)	44,761	$2,260,878
Samuel R. Rubio
RSU 03/16/2023(3)			6,280	$317,203
RSU 03/21/2024(4)			3,710	$187,392
RSU 03/18/2025(5)			12,098	$611,070
PRSU 03/21/2024(1)	5,564	$281,038
PRSU 03/18/2025(1)	12,097	$611,019
David E. Darling
RSU 03/16/2023(3)			—	$—
RSU 03/21/2024(4)			—	$—
RSU 03/18/2025(5)			—	$—
PRSU 03/21/2024(1)	—	$—
PRSU 03/18/2025(1)	—	$—
Daniel A. Hudson
RSU 03/16/2023(3)			5,338	$269,622
RSU 03/21/2024(4)			3,154	$159,309
RSU 03/18/2025(5)			10,283	$519,394
PRSU 03/21/2024(1)	4,730	$238,912
PRSU 03/18/2025(1)	10,283	$519,394
Piers D. Middleton
RSU 03/16/2023(3)			3,768	$190,322
RSU 01/02/2024(6)			5,000	$252,550
RSU 03/21/2024(4)			1,855	$93,696
RSU 03/18/2025(5)			7,864	$397,211
PRSU 03/21/2024(1)	2,782	$140,519
PRSU 03/18/2025(1)	7,863	$397,160

(1)
Based on trending performance as of December 31, 2025, amounts represent (a) 100% payout, or at target, for the TSR PRSUs granted on March 21, 2024 that are eligible to vest on December 31, 2026, and (b) 100% payout, or at target, for the TSR PRSUs granted on March 18, 2025 that are eligible to vest on December 31, 2027. The PRSUs are subject to a three-year performance period and vest based upon Tidewater’s TSR performance as compared to its compensation peer group. See “Compensation Discussion and Analysis—Compensation Components—Long-Term Incentive Compensation” beginning on page 47.

(2)
The market value of all reported stock awards is based on the closing price of our common stock on December 31, 2025, as reported on the NYSE, which was $50.51 per share.

(3)
Reflects remaining portion of RSU awards that vest in three equal installments on March 22, 2024, 2025 and 2026.

(4)
Reflects remaining portion of RSU awards that vest in three equal installments on March 22, 2025, 2026 and 2027.

(5)
Reflects RSU awards that vest in three equal installments on March 22, 2026, 2027 and 2028.

(6)
Reflects remaining portion of RSU awards that vest in two equal installments on January 2, 2025 and 2026.

OPTION EXERCISES AND STOCK AWARDS VESTED IN FISCAL YEAR 2025
The following table sets forth information regarding all stock awards that vested during fiscal 2025 for each of our NEOs. Our NEOs did not exercise any options during fiscal 2025.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Quintin V. Kneen			118,046	$5,469,456
Samuel R. Rubio			28,835	$1,273,192
David E. Darling			42,937	$1,921,837
Daniel A. Hudson			26,199	$1,150,353
Piers D. Middleton			14,473	$668,961

(1)
The value realized upon the vesting of the stock awards is determined by multiplying the number of shares of stock that vested by the closing price of the stock on the vesting date.

FISCAL 2025 PENSION BENEFITS
The following table sets forth information relating to our named executives who participate in our Pension Plan. As described in greater detail below, in 2010, the Pension Plan was closed to new participants and frozen such that no additional benefits will accrue to existing participants. Mr. Darling is the only named executive who participates in the Pension Plan.
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits(2) ($)	Payments During Last Fiscal Year ($)
David E. Darling(1)	Pension Plan	13	30,463	2,227

(1)
As discussed in greater detail below, Mr. Darling’s benefit is based on his prior service with us and he is currently in payout status.

(2)
A discussion of the other assumptions used in calculating the present value of accumulated benefits is set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

We only have one named executive who is still covered by the Pension Plan. Mr. Darling, who most recently joined the company in March 2018, was previously employed by us from 1983 to 1996. During that previous period of employment, he accrued benefits under the Pension Plan, which are now being paid out to him in accordance with his prior benefit election (50% joint and contingent annuity). He does not accrue any additional benefits for his current service given that the Pension Plan is now frozen.
FISCAL 2025 NON-QUALIFIED DEFERRED COMPENSATION
Although we sponsor the Supplemental Savings Plan (“SSP”), which provides executive officers and certain other designated participants with retirement benefits that they are precluded from receiving under the 401(k) Savings Plan due to the compensation and benefit limits in the Internal Revenue Code, none of our named executives have participated in this plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The following information and table set forth the amount of payments to each of our named executives (other than Mr. Darling, who experienced a qualifying separation in June 2025 and became entitled to the payments and benefits in connection with his Transition, as described above under “Compensation Discussion and Analysis—Compensation Components—Severance and Change of Control Agreements) that would be made in the event of the named executive’s death or disability, retirement, termination by the Company without cause or by the named executive with good reason, and termination without cause or by the named executive with good reason following a change in control.
We previously entered into combined Severance and Change in Control Agreements with each of our named executives, which are described in the CD&A—Compensation Components subsection entitled, “Severance and Change of Control Agreements.” We continue to offer our executives change of control benefits for several reasons. We believe that offering these protections to our executives and other key personnel is an important part of good corporate governance, as they alleviate individual concerns about the possible involuntary loss of employment and drive alignment between the interests of our named executives and the interests of our stockholders when considering corporate transactions. In addition, we believe that these change of control protections preserve morale and productivity and encourage retention in the face of the potential disruptive impact of an actual or potential change of control of our company.
Assumptions and General Principles. The following assumptions and general principles apply with respect to the following table and any termination of employment of a named executive.
•
The amounts shown in the table assume that the date of termination of employment of each named executive (other than Mr. Darling) was December 31, 2025. Accordingly, the table reflects amounts payable to such named executives as of December 31, 2025, and includes estimates of amounts that would be paid to the named executive upon the occurrence of a termination or change in control. The actual amounts that would be paid to a named executive can only be determined at the time of the termination or change in control.

•
If a named executive is employed on December 31 of a given year, that executive will generally be entitled to receive an annual cash bonus for that year under our short-term cash incentive plan. Even if a named executive resigns or is terminated with cause at the end of the fiscal year, the executive may receive an incentive bonus, because the executive had been employed for the entire fiscal year. Under these scenarios, this payment is not a severance or termination payment, but is a payment for services provided over the course of the year, and therefore is included in the table but not as a termination-related benefit. The named executive would not receive a pro rata bonus payment under these circumstances if employment terminated prior to the end of the year.

•
A named executive will be entitled to receive all amounts accrued and vested under our retirement and savings programs including any pension plans and deferred compensation plans in which the named executive participates. These amounts will be determined and paid in accordance with the applicable plan and benefits payable under the non-qualified plans in which the named executives participate are also reflected in the table. Qualified retirement plan benefits payable under our retirement plans are not included.

Death and Disability. Upon a named executive’s death or termination due to disability:
•
A named executive (or, if applicable, his estate) will receive a pro rata STI payout for the fiscal year in which termination occurs, based upon actual performance as measured against the performance criteria in effect for such year, his target opportunity, and the pro rata salary he earned during the year.

•
For each named executive, the vesting of any unvested portion of his outstanding equity awards will accelerate, with the treatment of any performance conditions determined as if the applicable performance period ended as of end of the year prior to the named executive’s death or termination due to disability, or as otherwise determined by the C&HC Committee.

Termination without Cause or with Good Reason. Upon termination of a named executive by the Company without “cause” or by the executive with “good reason” (as those terms are defined in the applicable agreement):
•
The C&HC Committee may elect to pay the named executive a pro rata STI payout for the fiscal year in which termination occurs, based upon actual performance as measured against the performance criteria in effect for such year, his target opportunity, and the pro rata salary he earned during the year.

•
Under his Severance and Change of Control Agreement, Mr. Kneen would be entitled to (1) aggregate cash severance payments equal to the sum of one year of base salary and target bonus multiplied by two, paid in installments over the post-employment restricted period; (2) a pro rata bonus for the year of termination; (3) a lump sum cash payment equal to COBRA premiums that would be paid over 24 months; (4) accelerated vesting and payout of all unvested time-based equity awards scheduled to vest within 12 months; and (5) retention of all unvested performance-based equity awards scheduled to vest within 12 months, which remain subject to original performance conditions.

•
Under their Severance and Change of Control Agreements, Messrs. Darling, Hudson, Rubio and Middleton would be entitled to (1) aggregate cash severance payments equal to the sum of one year of base salary and target bonus multiplied by one-and-a-half, paid in installments over the post- employment restricted period; (2) a pro rata bonus for the year of termination; (3) a lump sum cash payment equal to COBRA premiums that would be paid over 18 months; (4) accelerated vesting and payout of all unvested time-based equity awards scheduled to vest within 12 months; and (5) retention of all unvested performance-based equity awards scheduled to vest within 12 months, which remain subject to original performance conditions.

All Other Terminations (Outside of a Change of Control). Generally, a named executive is not entitled to receive any form of severance payments or benefits upon his voluntary decision to terminate employment with the company or upon termination for cause.
Change of Control. In the event of a change of control (as defined in the applicable plan or agreement), each named executive (other than Mr. Darling) would be entitled to receive certain employment protections during the two-year period following the consummation of a change of control. If, during the two-year protected period, the named executive were terminated by the Company without “cause” or terminated his employment with “good reason,” then he would be entitled to certain payments and benefits. Specifically, the named executive would be entitled to receive, among other benefits:
•
a cash severance payment equal to a specific multiple (three times for the CEO, and two times for any Executive Vice President) of the sum of (a) his base salary in effect at the time of termination and (b) the greater of his average bonus over the last three years and his target bonus for the year of termination;

•
a pro-rata STI payout for the fiscal year in which the termination occurred;

•
acceleration of any unvested equity awards (with treatment of any performance conditions as having been achieved at target level);

•
a lump sum cash payment equal to COBRA premiums for a specified number of months (36 months for the CEO, and 24 months for any Executive Vice President) rather than continued coverage; and

•
outplacement assistance, not to exceed $25,000.

The Severance and Change of Control Agreements do not provide for any tax gross-ups for excise taxes that may be triggered under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended. However, the named executive would be entitled to receive the “best net” treatment, which means that if the total of all change of control payments due him exceeds the threshold that would trigger the imposition of excise taxes, the executive would either (1) receive all payments and benefits due him and be responsible for paying all such taxes or (2) have his payments and benefits reduced such that imposition of the excise taxes is no longer triggered, depending on which method provides him the better after-tax result.
Estimated Payments on Termination or Change in Control
Event	Kneen	Rubio	Hudson	Middleton
Death or Disability
Accelerated vesting of Equity Awards(1)	$6,901,535	$2,007,722	$1,706,632	$1,471,457
Total	$6,901,535	$2,007,722	$1,706,632	$1,471,457
Termination without Cause or with Good Reason
Accelerated vesting of Equity Awards(2)	$2,805,628	$895,593	$761,287	$762,600
Cash severance payment(3)	$3,375,000	$1,305,000	$1,070,625	$1,245,000
Additional benefits(4)	$46,300	$24,369	$34,725	$12,184
Subtotal–Termination-Related Benefits	$6,226,929	$2,224,961	$1,866,637	$2,519,784
Annual incentive for full fiscal year	$1,078,125	$495,000	$550,000	$500,000
Total	$7,305,054	$2,719,961	$2,416,637	$2,519,784
Change in Control with Termination
Accelerated vesting of Equity Awards(1)	$6,901,535	$2,007,722	$1,706,632	$1,471,457
Cash severance payment(5)	$5,062,500	$1,740,000	$1,415,000	$1,660,000
Additional benefits(6)	$94,450	$57,491	$71,300	$41,245
Subtotal–Termination-Related Benefits	$12,058,485	$3,805,213	$3,205,432	$3,172,702
Annual incentive for full fiscal year	$1,078,125	$495,000	$550,000	$500,000
Total	$13,136,610	$4,300,213	$3,755,432	$3,672,702

(1)
Accelerated vesting of all time-based RSUs and RSUs, assuming target performance with respect to any RSUs, with amounts based on the closing price of our common stock on December 31, 2025, as reported on the NYSE, which was $50.51 per share.

(2)
Under their Severance and Change of Control Agreements, each of Messrs. Kneen, Rubio, Hudson and Middleton would be entitled to acceleration of all time-based RSUs scheduled to vest in the next 12 months and to keep any PRSUs with potential of vesting within 12 months of December 31, 2025, which would include: 36,070 RSUs and 19,476 PRSUs granted to Mr. Kneen, 12,167 RSUs and 5,564 PRSUs granted to Mr. Rubio, 10,342 RSUs and 4,730 PRSUs granted to Mr. Hudson, and 7,316 RSUs and 2,782 PRSUs granted to Mr. Middleton for the performance period ending December 31, 2026. Amounts reflected are based on the closing price of our common stock on December 31, 2025, as reported on the NYSE, which was $50.51 per share.

(3)
Under the Severance and Change of Control Agreements, Mr. Kneen would be entitled to a cash severance payment in the amount of two times his (a) base salary plus (b) target bonus. Under their Severance and Change of Control Agreements, Messrs. Rubio, Hudson, and Middleton would be entitled to a cash severance payment in the amount of 1.5 times his (x) base salary plus (y) target bonus.

(4)
Includes the value of COBRA continuation coverage for a specified number of months (24 months for Mr. Kneen and 18 months for each of Messrs. Rubio, Hudson, and Middleton), based on the officer’s current benefit elections.

(5)
Under the Severance and Change of Control Agreements, Mr. Kneen would be entitled to a cash severance payment in the amount of three times his (a) base salary plus (b) the greater of his average bonus for the last three years or his target bonus for the year of termination. Under their Severance and Change of Control Agreements, Messrs. Rubio, Hudson, and Middleton would be entitled to a cash severance payment in the amount of two times his (x) base salary plus (y) the greater of his average bonus for the last three year or his target bonus for the year of termination.

(6)
Includes the value of COBRA continuation coverage for specified number of months (36 for Mr. Kneen and 24 for each of Messrs. Rubio, Hudson, and Middleton), based on the officer’s current benefit elections, plus the maximum outplacement assistance benefit ($25,000), as provided in the Severance and Change of Control Agreements.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2025, about our equity compensation plans under which shares of common stock of the company are authorized for issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under plans (excluding securities reflected in column (a) (c)
Equity Compensation Plan Approved by Stockholders(1)		—	947,096
Totals as of December 31, 2025		—	947,096

(1)
Represents shares subject to awards issued under the 2021 LTI Plan.

(2)
Awards may be granted under the 2021 LTI Plan in the form of stock options, restricted stock, RSUs, or other cash- or equity- based awards. The number of securities remaining available for issuance assumes PRSUs settled at target (100%).

PAY RATIO DISCLOSURE
As required by SEC rules, we determined the ratio of the annual total compensation of Mr. Kneen, our current President and CEO, relative to the annual total compensation of our median employee. For the fiscal year ended December 31, 2025:
•
the annual total compensation paid to the individual who was identified as the median employee of our company and its consolidated subsidiaries (other than our CEO), was $54,200;

•
the annual total compensation of our CEO (as reported in the Summary Compensation Table) was $5,732,208; and

•
based on this information, the ratio of the annual total compensation of our CEO to the median employee’s annual total compensation is 106 to 1.

In determining our median employee, we examined the annual base cash compensation in our internal records for a statistical sample of approximately 2,500 onshore and offshore employees as of December 31, 2025. As of this date, Tidewater and its consolidated subsidiaries had a global workforce of more than 7,300 people, with over 90% of our workforce working internationally in more than 30 countries. To aid in maintaining a uniformity of comparison, we annualized the compensation for full-time workers who joined us after the first of the year and converted all amounts paid in foreign currencies to U.S. dollars based on the exchange ratio for each such currency reported on the same day.
We decided to use a statistical sample from our internal records to determine the median employee because a significant portion of our workforce consists of individuals who are not employed by us directly, but rather work as crew members on our vessels or provide services to us under collective bargaining agreements or through third party labor service providers (manning agencies). For crew members who work with us through these manning agencies, the individuals are employed by the agency (a third party) but we are responsible for setting the pay or “day rate,” which the employee may accept or reject. As a result, our crew members may not work for us full-time or during the entire year and may in fact also provide services on vessels owned by other companies or operators during the year. The majority of these individuals provide services on vessels that operate outside of the United States, including in areas where wages may not be comparable to wages paid to workers who provide services on U.S.- based vessels. Due to our global footprint and the lack of continuity in workforce, the compensation profile of our employee population as reported in this pay ratio disclosure may not be completely reflective of the level of compensation paid to our workers.
Once the median employee was identified, we calculated that employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table in order to determine the pay ratio provided above.
Please be advised that this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Pay ratios that are reported by our peers may not be directly comparable to ours because of differences in the composition of each company’s workforce, as well as the assumptions and methodologies used in calculating the pay ratio, as permitted by SEC rules.

PAY VS. PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as calculated in accordance with such rule) (CAP) and certain financial performance metrics of Tidewater. As discussed in the CD&A above, our C&HC Committee has implemented an executive compensation program designed to link a substantial portion of our NEOs’ realized compensation to the achievement of Tidewater’s financial, operational, and strategic objectives, and to align our executive pay with changes in the value of our stockholders’ investments. For further information concerning Tidewater’s pay for performance philosophy and how Tidewater aligns executive compensation with performance, see “Compensation Discussion and Analysis—Pay-for-Performance Driven” beginning on page 40.
					Value of initial fixed $100 investment based on:		(Stated in millions)
Year	Summary Compensation Table Total for CEO(1)	Compensation actually paid to CEO(2)	Average Summary Compensation Table Total for non-CEO NEOs(1)(3)	Average compensation actually paid to non-CEO NEOs(3)(4)	Total stockholder return(5)	Peer group total stockholder return(6)	Net income (loss) (millions)(7)	FCF(8)
2025	$5,732,208	$4,345,716	$2,157,725	$1,494,767	$585	$182	333.5	426.0
2024	$5,870,091	$688,325	$2,048,207	$1,114,659	$633	$176	$179.0	$331.0
2023	$4,959,672	$24,642,586	$1,783,291	$5,401,625	$835	$199	$95.6	$111.3
2022	$5,544,038	$21,686,644	$1,631,338	$4,320,311	$427	$195	$(22.0)	$50.6
2021	$3,023,513	$3,857,366	$1,307,744	$1,312,016	$124	$121	$(129.0)	$52.2
(1)
The dollar amounts reported are the amounts of “Total” compensation reported in our Summary Compensation Table for our CEO and President, Quintin Kneen, during each year.

(2)
The dollar amounts reported represent the amount of CAP, as computed in accordance with SEC rules for the CEO for each year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the CEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(a)	Equity Award Adjustments(b)	CAP to CEO
2025	$5,732,208	$3,892,458	$2,505,966	$4,345,716

a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

b)
The equity award adjustments for each applicable year were calculated in accordance with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. These adjustments include the addition (or subtraction, as applicable) of the following:

Year	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2025	$4,554,035	$(1,411,509)	$(636,560)	—	$2,505,966

(3)
The dollar amounts reported represent the average of the amounts reported for Tidewater’s NEOs as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year include Messrs. Rubio, Darling and Hudson and include Mr. Middleton for years 2024 and 2025 only.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the applicable NEOs, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs for each year to determine the compensation actually paid:

Year	Average Summary Compensation Table Total for Other NEOs	Average Reported Value of Equity Awards for Other NEOs (a)	Average Equity Award Adjustments (b)	Average Adjustment for Pension Plan Amounts	Average CAP to Other NEOs
2025	$2,157,725	$986,256	$323,928	$630	$1,494,767

a)
The grant date fair value of equity awards represents the average of the total amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year.

b)
The equity award adjustments for each applicable year were calculated in accordance with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. These adjustments include the addition (or subtraction, as applicable) of the following:

Year	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2025	$769,256	$(327,388)	$(117,941)	—	$323,928

(5)
Cumulative total stockholder return (“TSR”) is calculated assuming $100 was invested on December 31, 2020, and through the end of each fiscal year shown in the table.

(6)
Reflects cumulative TSR of the Philadelphia Oil Services Sector (OSX) index, as of December 31, 2025, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The OSX is one of the peer groups used by Tidewater for purposes of Item 201(e) of Regulation S-K under the Exchange Act in Tidewater’s Annual Report on Form 10-K for the year ended December 31, 2025.

(7)
The dollar amounts reported represent the amount of net income reflected in Tidewater’s audited financial statements for the applicable year.

(8)
For a reconciliation of net cash provided by operating activities to free cash flow, see Appendix A hereto and in our other proxy statements for years 2022-2025.

Pay-for-Performance Alignment
As described in greater detail in “Compensation Discussion and Analysis” beginning on page 38, Tidewater’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that Tidewater uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The following table identifies the three most important financial performance measures used by our C&HC Committee to link the “compensation actually paid” (CAP) to our CEO and other NEOs in 2025, calculated in accordance with SEC regulations, to company performance.
Financial Performance Measures
Absolute Total Stockholder Return
Relative Total Stockholder Return
Free Cash Flow

In accordance with SEC rules, Tidewater is providing the following descriptions of the relationship over the five-year period ended December 31, 2025, between the CAP presented in the Pay versus Performance table and Tidewater’s TSR, Net Income and Free Cash Flow results over the same period.
Compensation Actually Paid vs. TSR (TDW & Peers)
Compensation Actually Paid vs. Net Income
Compensation Actually Paid vs. Free Cash Flow

PROPOSAL 3: APPROVAL OF FIRST AMENDMENT TO AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN TO INCREASE NUMBER OF SHARES BY 2,250,000
Introduction
In this Proposal 3, the Board is seeking stockholder approval of the First Amendment (the “First Amendment”) to the Tidewater Inc. Amended and Restated 2021 Equity Incentive Plan (referred to in this Proposal 3 as the “Plan” and, as amended by the First Amendment, the (“Amended Plan”)) to increase the number of shares of our common stock, $0.001 par value per share (“Shares”), available for issuance under the Plan by 2,250,000 Shares. On the recommendation of the C&HC Committee, which administers the Plan and oversees our compensation strategy, policies and procedures, our Board unanimously approved the First Amendment on April 27, 2026, subject to its approval by our stockholders at the 2026 Annual Meeting. The First Amendment is intended to supplement the Plan by increasing the number of Shares available for issuance thereunder to our directors, officers, employees, personnel, and any other eligible participants under the Plan.
The Plan was originally approved by the company’s stockholders on June 8, 2021, and the term of the Plan ends on June 8, 2031, or such earlier date as determined by the C&HC Committee. The First Amendment will become effective on June 16, 2026 (the “Effective Date”), subject to its approval by the Company’s stockholders. If our stockholders do not approve the First Amendment, we will only grant awards under the Plan until the shares available for issuance thereunder are exhausted. Other than the increase in the share reserve, the First Amendment does not include any no other changes to the Plan.
Stockholder approval of the First Amendment is sought in compliance with the rules of the NYSE and the terms of the Plan. The Plan is the only stockholder-approval plan under which equity-based incentive awards are currently granted to the Company’s employees and non-employee directors. This description is qualified in its entirety by reference to the full text of the Plan and the Proposed First Amendment to the plan that are attached to this proxy statement in Appendix B.
Background
The Board believes the approval of the First Amendment to increase the Shares available for issuance under the Plan by 2,250,000 is necessary to provide the Company with the continued ability to attract, retain, reward and motivate key personnel in a manner tied to the interests of stockholders.
The C&HC Committee engages in an ongoing review and implementation of “best practices,” consistent with the Company’s corporate governance policies and practices. As such, the Amended Plan includes numerous “best practice” provisions, including:
•
Fixed allocation of authorized Shares over the term of the Amended Plan (rather than an “evergreen” allocation methodology);

•
Prohibition of granting stock options and stock appreciation rights with an exercise price less than the fair market value of a share of stock on the date of grant, or repricing such incentives without stockholder approval;

•
Prohibition on “reload” stock options;

•
Limitations on grants to individual participants (including directors) in a given calendar year;

•
Except in the event of death or disability and certain other limited circumstances, awards may not vest until the expiration of at least one year of service after the award’s grant date;

•
Prohibition on the recycling of Shares tendered or withheld for value (specifically, Shares tendered in payment of the exercise price of a stock option, or Shares delivered or withheld to satisfy a tax withholding obligation);

•
Prohibition on paying dividends or dividend equivalents before awards have vested;

•
No automatic single trigger acceleration of outstanding awards;

•
Does not provide for tax gross-ups;

•
Administered by the C&HC Committee or the N&CG Committee of the Board; and

•
“Clawback” provisions to rescind or recoup awards in accordance with the company’s clawback policies.

Determination of Shares to be Available for Issuance
If the First Amendment is approved by the Company’s stockholders, the maximum aggregate number of Shares that may be issued under the Amended Plan will be 4,750,000 Shares (all Share numbers are subject to adjustment in accordance with the terms of the Amended Plan) plus any Shares underlying any award granted under the Tidewater Inc. 2017 Stock Incentive Plan or the Tidewater Inc. Legacy GLF Management Incentive Plan that expires, terminates, or is canceled or forfeited under the terms of the Tidewater Inc. 2017 Stock Incentive Plan or the Tidewater Inc. Legacy GLF Management Incentive Plan. The 4,750,000 Shares reserved for issuance under the Amended Plan represents the initial 2,500,000 Shares reserved for issuance under the Amended Plan, and the additional 2,250,000 Shares reserved for issuance pursuant to the First Amendment.
The number of Shares subject to the First Amendment was determined following consultation with an independent consultant based on factors including the Company’s past Share usage (“burn rate”), the number of Shares needed for future awards, and the stated policies of shareholder advisory firms.
Set forth below is the burn rate, which was calculated by taking the sum of time-based restricted stock units (“RSUs”) granted and performance-based restricted stock units (“PRSUs”) granted under the Plan in each applicable year and dividing that by the weighted average of Shares outstanding as of the last day of the year.
	Year Ended December 31,			3-Year Average
	2025	2024	2023
Stock options & SARs granted (a)	0	0	0
Restricted stock and restricted stock units granted (b)	217,915	132,883	247,874
Performance stock units granted (c)	105,955	43,685	61,856
Performance stock units vested above target (settled following year) (d)	30,928	126,725	0
Total equity awards (a+b+c+d)	354,798	303,293	309,730
Weighted average shares of Common Stock outstanding (e)	50,053,000	52,452,000	51,591,000
Share usage rate ((a+b+c+d)/e)	0.71%	0.58%	0.60%	0.63%

The following provides certain additional information regarding Shares available for grant under the Plan as of March 31, 2026:
Plan Data as of March 31, 2026
Total Shares Subject to Outstanding Stock Options/SARs	0
Total Shares Subject to Outstanding Full-Value Stock Awards	596,691
Shares Available for Grant as of December 31, 2025 (PRSUs at Target)	947,096
Less: Additional 2023 PRSUs Vested December 31, 2025 (settled March 2026)	30,928
Less: RSUs Granted from January 1, 2026–March 31, 2026	129,782
Less: PRSUs Granted from January 1, 2026–March 31, 2026 (at Target)	57,547
Shares Available to Grant as of March 31, 2026	728,839
Shares Requested under Proposal	2,250,000
Shares Available for Future Grant under Amended Plan if Proposal Approved	2,978,839
Summary of the Amended Plan
Administration of the Amended Plan
The C&HC Committee (or a subcommittee thereof) will generally administer the Amended Plan, and has the authority to grant incentives under the Amended Plan and to set the terms of the awards, amend any outstanding incentives or accelerate the time at which any outstanding incentives may vest, correct any defect in the Amended Plan or any incentive as it deems necessary and establish rules or regulations relating to administration of the Amended Plan. The C&HC Committee will also generally have the authority to interpret the Amended Plan, to establish any rules or regulations relating to the Amended Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for proper administration of the Amended Plan. Subject to the limitations specified in the Amended Plan, the C&HC Committee may delegate its authority to appropriate officers of our company with respect to grants to employees or consultants who are not subject to Section 16 of the Exchange Act. No member of the Board or the C&HC Committee, nor any employee or agent of the Company to whom authority under the Amended Plan is delegated, will be liable for any action taken or omitted to be taken or any determination made with respect to the Amended Plan or incentives granted (unless constituting fraud or a willful criminal act or willful criminal omission), and the Company will indemnify such persons for the losses incurred in connection with the foregoing.
Eligibility
Officers, directors, key employees and consultants and advisors to our company will be eligible to receive incentives under the Amended Plan when designated as participants. We currently have four executive officers and six non-employee directors who are eligible to receive incentives under the Amended Plan. Incentives under the Amended Plan may be granted in any one or a combination of the following forms:
•
incentive stock options under Section 422 of the Internal Revenue Code;

•
nonqualified stock options;

•
stock appreciation rights;

•
restricted stock;

•
restricted stock units;

•
other stock-based awards; and

•
cash-based performance awards.

Each type of award is discussed in greater detail in “Types of Incentives” below.

Shares Issuable Through the Amended Plan
Shares surrendered in payment of the exercise price of a stock option shall not be available for re-issuance under the Amended Plan. Shares withheld or surrendered for payment of taxes with respect to awards shall not be available for reissuance under the Amended Plan. If any awards are paid in cash, rather than Shares, the Shares subject to those awards will be available under the Amended Plan. If stock options or stock appreciation rights (SARs) granted under the Amended Plan expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any stock awards are forfeited, terminated or otherwise not paid in full, the Shares subject to such awards shall again be available for purposes of the Amended Plan.
Any Shares issued under the Amended Plan may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares and no fractional Shares will be issued under the Amended Plan. Cash may be paid in lieu of any fractional Shares in payments of awards under the Amended Plan.
In the event of changes in the number of issued Shares without consideration to the company (such as stock dividends, stock splits, recapitalizations, reorganizations, exchange of Shares, liquidation, combination or other change in corporate structure that affect the Shares), the Amended Plan authorizes the Committee to make appropriate equitable adjustments in the number of Shares available for issuance and covered by outstanding awards and/or in the price per Share for outstanding awards to reflect the change, in order to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Amended Plan and outstanding awards. The Amended Plan does not contain any sublimits for full value awards or a fungible design.
Limitations and Adjustments to Shares Issuable Through the Amended Plan
The Amended Plan limits the incentives granted to any single officer, employee, consultant, or advisor in a calendar year to no more than 1,000,000 shares of our common stock, not including incentives valued in dollars rather than shares of common stock. For awards valued in dollars, the maximum dollar value of those incentives (whether or not paid in shares) that may be paid out to any single officer, employee, consultant or advisor in any calendar year is $5,000,000. Each non-employee director may be granted incentives with respect to no more than 250,000 shares of common stock each calendar year; provided, that such limitation will not apply in respect to any incentives granted in lieu of payment of cash director compensation or board or committee fees pursuant to such non-employee director’s election. The maximum number of shares that may be issued upon the exercise of options intended to qualify as incentive stock options under the Internal Revenue Code is 2,000,000.
Share Counting
For purposes of determining the maximum number of shares of common stock available for delivery under the Amended Plan, shares that are not delivered because an award is forfeited, cancelled, or expires before exercise or realization will be available again for issuance or delivery under the Amended Plan. However, shares may not be recycled if they were delivered or withheld from an incentive in payment of the exercise price of a stock option or to cover any tax withholding obligation. If incentives may be settled only in cash, then the grant, vesting, payout, settlement or forfeiture of such incentives has no impact on the number of shares available for grant under the Amended Plan.
The C&HC Committee will make any such adjustments in such manner as it may deem equitable in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the shares of common stock or other unusual or nonrecurring corporate event affecting the company, or any changes in applicable rules, rulings, regulations or other legal requirements, including, without limitation, (i) adjusting the number and/or kind of shares of common stock subject to the Amended Plan, (ii) adjusting the exercise price of any stock option or SAR and the performance objectives applicable to any incentive that is subject to performance-based vesting conditions, (iii) adjusting any other terms applicable to any outstanding incentive, (iv) providing for a substitution or assumption of incentives (or incentives of an acquiring company), providing for a period of time (that shall not be required to be more than 10 days) for participants to exercise outstanding vested incentives before the occurrence of such event (and any such incentive not so exercised shall terminate or become no longer exercisable upon the occurrence of such event), and (v) cancelling any outstanding incentives (or incentives of an acquiring company) and causing to be paid to the holders thereof in cash, shares, other securities or other property or any combination thereof, the fair value of such vested incentives, as determined by the C&HC Committee; provided, that such committee will make an equitable or proportionate adjustment to outstanding incentives to reflect any “equity restructuring” (within the meaning of the FASB ASC 718). Except as otherwise determined by the C&HC Committee, any adjustment in incentive stock options shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Internal Revenue Code, and any adjustments made shall be made in a manner that does not adversely affect the exception provided pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The company will give each participant notice of an adjustment and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any such event and corresponding adjustment, for reasons of administrative convenience, the C&HC Committee in its sole discretion may refuse to permit the exercise of any incentives during a period of up to 30 days before the anticipated occurrence of any such event and adjustment.
Amendments to the Amended Plan
Our Board may amend, modify, suspend or terminate the Amended Plan at any time. Our Board may seek approval of our stockholders for the purpose of compliance with Section 422 of the Internal Revenue Code or for other purposes, and shall seek approval of our stockholders to the extent required by applicable law or listing requirements of the applicable national stock exchange.
No amendment, modification, suspension or termination of the Amended Plan may materially impair any previously granted award without the consent of the recipient.
Term of the Amended Plan
No incentives may be granted under the Amended Plan after June 8, 2031.
Incentive Agreements
Grants of incentives will be subject to the terms and conditions of the Amended Plan and may also be subject to additional restrictions imposed by the C&HC Committee and detailed in an incentive agreement between the company and the participant. The agreement may include provisions requiring the forfeiture of outstanding incentives in the event of the participant’s termination of employment or, in the case of performance-based grants, if applicable goals or targets are not met.
Types of Incentives
Each type of award that may be granted under the Amended Plan is described below.
Stock Options. A stock option is a right to purchase shares of common stock from the company. The C&HC Committee will determine the number and exercise price of the options and when the options become vested and/or exercisable, as set forth in the incentive agreement; provided, that, except in the case of death or disability, no stock option shall vest until the expiration of at least one year of service following the stock option’s grant date. The option exercise price may not be less than the fair market value of a share of common stock on the date of grant, except for an option granted in assumption or substitution of an outstanding award in an acquisition transaction. The term of an option will also be determined by the C&HC Committee but may not exceed ten years. Such committee may not, without the prior approval of our stockholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then-current fair market value of a share of common stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another award, a cash payment or shares of common stock, unless approved by our company’s stockholders. The Amended Plan permits the C&HC Committee to grant both non-qualified and incentive stock options. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The option exercise price may be paid in cash, by check, in shares of common stock (if permitted by the C&HC Committee in writing, including duly adopted resolutions), through a “cashless” exercise arrangement with a broker approved by our company (if permitted by the C&HC Committee in writing, including duly adopted resolutions), through a net exercise procedure (if permitted by the C&HC Committee in writing, including duly adopted resolutions)), or in any other manner authorized by the C&HC Committee.
Participants holding stock options will not be entitled to any dividend equivalent rights before exercise of the incentive.
Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to us, a number of shares of common stock, cash or combination thereof. If the SAR is payable in cash, the holder is entitled to a cash payment equal to the appreciation value of the number of shares of common stock as to which the SAR is being exercised. If the SAR is payable in shares, the holder is entitled to receive a number of shares of common stock equal to the appreciation value of the number of shares of common stock as to which the SAR is being exercised divided by the fair market value of a share of common stock on the business day immediately preceding the date on which the company received notice of exercise. The C&HC Committee will determine the exercise price used to measure share appreciation, which may not be less than the fair market value of a share of common stock on the date of grant, except for a stock appreciation right granted in assumption or substitution of an outstanding award in an acquisition transaction, whether the right may be paid in cash, and the number and term of stock appreciation rights, provided that the term of a SAR may not exceed ten years. Also, the C&HC Committee will determine when the SARs become vested and/or exercisable, as set forth in the incentive agreement; provided, that, except in the case of death or disability, no SAR shall vest until the expiration of at least one year of service following the stock option’s grant date. The Amended Plan restricts decreases in the exercise price and certain exchanges of SARs on terms similar to the restrictions described above for options.
Participants holding SARs will not be entitled to any dividend equivalent rights before exercise of the incentive.
Restricted Stock. Shares of restricted stock are shares of common stock granted by the C&HC Committee and made subject to certain restrictions on sale or other transfer, forfeitability provisions and other terms and conditions, including the attainment of specified performance goals, as the C&HC Committee may determine, during a particular period of time, as set forth in the incentive award. Subject to the restrictions provided in the applicable incentive agreement and the Amended Plan, including restrictions imposed on the receipt of dividends and the right to vote unvested shares of restricted stock, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares. Except in the case of death or disability, no award of restricted stock will vest until the expiration of at least one year of service following the award’s grant date.
Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from our company one share of common stock on a respective vesting or settlement date. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions, and such other terms and conditions as the C&HC Committee may determine. Such committee will establish the vesting time period for the RSUs at the time an award of RSU is made. Except in the case of death or disability, no award of RSUs will vest until the expiration of at least one year of service following the award’s grant date. Subject to the restrictions provided in the applicable incentive agreement and the Amended Plan, a participant receiving RSUs has no rights as a stockholder as to the shares underlying such RSUs until the RSUs vest and shares of common stock are issued to the participant. Participants holding RSUs will not be entitled to any dividend equivalent rights with respect to their RSUs.
Other Stock-Based Awards. The Amended Plan also permits the C&HC Committee to grant to eligible participants incentives paid out in shares of common stock. These other awards shall be denominated or payable in, valued in whole or in part by reference to, or are otherwise based on or related to, shares of, or the appreciation in value of, shares of common stock. The C&HC Committee has discretion to determine the terms and conditions of such other stock-based awards; provided, that no dividend equivalent rights shall be paid with respect to such other stock-based awards that are unvested. Also, the C&HC Committee will determine when the other stock-based awards become vested, as set forth in the incentive agreement; provided, that, except in the case of death or disability, such other stock-based awards will not vest until the expiration of at least one year of service following the award’s grant date.
Cash-Based Performance Awards. A cash-based performance award shall be payable in cash and be subject to such terms and conditions, including the attainment of specified performance goals, as the C&HC Committee may determine.
Performance Goals. Our C&HC Committee will determine the performance goals that may be applicable in case of any award.
Termination of Employment or Service
If a participant ceases to be an employee of our company or to provide services to us for any reason, including death, disability, early retirement or normal retirement, any outstanding incentives may be exercised, will vest, or will expire at such times as may be determined by the C&HC Committee and as provided in the applicable incentive agreement.
Change of Control
In the event of a change of control of our company, as defined in the Amended Plan, the C&HC Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding incentives as follows: (i) continuation or assumption of such outstanding incentives under the Amended Plan by the company (if we are the surviving entity) or by the surviving entity or its parent; (ii) substitution by the surviving entity or its parent of awards with substantially the same terms for outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); or (iii) if all or substantially all of the company’s outstanding shares of common stock are transferred in exchange for cash, shares, or other property or consideration in connection with such change of control:
(a)   upon written notice, provide that any outstanding vested stock options and SARs are exercisable during a reasonable period of time immediately before the scheduled consummation of the event or such other reasonable period as determined by the C&HC Committee, after which such stock options and SARs shall terminate if not exercised; or
(b)   cancel outstanding vested incentives for fair value as determined in the sole discretion of the C&HC Committee; provided, that, in the case of stock options and SARs, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the change of control transaction to holders of shares of common stock (or, if no such consideration is paid, fair market value of the shares of common stock) over the aggregate exercise price of such incentives being canceled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earnouts, holdbacks, or any other contingencies, payments may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of shares in connection with the change of control.
In the event of a participant’s involuntary termination of service without cause during the 18-month period following a change in control, except as specifically provided in any incentive agreement, (1) any unvested outstanding options and SARs of the participant shall become immediately vested and exercisable with respect to 100% of the shares subject to such options or SARs, and (2) any unvested Restricted Stock and RSUs of the participant shall vest 100% as of the date of the participant’s termination of service.
Notwithstanding any other provision summarized herein, in the case of any participant who is a party to a severance or employment agreement with the company that contains provisions that are to apply in the case of a change of control, the terms of such severance or employment agreement with respect to the treatment of any awards of such participant under the Amended Plan in the event of a change in control of the company shall govern the actions taken by the C&HC Committee with respect to such awards in the event of a change of control.
Transferability of Incentives
The incentives granted under the Amended Plan may not be transferred except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a domestic relations order (as defined in the Internal Revenue Code) (subject, in the case of stock options that are intended to qualify as incentive stock options, to the written consent of the C&HC Committee (including duly adopted resolutions)); or (iv) as to stock options only, if permitted by the C&HC Committee and so provided in the applicable incentive agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members, or beneficiaries are the participant or immediate family members.
Payment of Withholding Taxes
We may withhold from any payments or stock issuances under the Amended Plan, or collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld (up to the maximum permissible withholding rate). The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock or to have our company withhold shares from the shares the participant would otherwise receive, in either case having a value equal to the maximum amount required to be withheld. This election must be made before the date on which the participant is required to pay to the company the amount of tax to be withheld, and except as otherwise provided in the incentive agreement, is subject to the C&HC Committee’s right of disapproval.
Sub-plans
The C&HC Committee may establish sub-plans under the Amended Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the company intends to grant incentives. All sub-plans will be deemed a part of the Amended Plan, but any sub-plan shall apply only to the participants specified in that sub-plan.
No Right as a Stockholder
Except as otherwise specifically provided in the Amended Plan or any incentive agreement, no person will be entitled to the privileges of ownership in respect of shares of common stock of the company that are subject to the incentives granted until such shares have been issued or delivered to that person.
Government and Other Regulations
The Amended Plan, the granting and vesting of incentives under the Amended Plan, and the issuance and delivery of common stock and the payment of money under the Amended Plan are subject to compliance with all applicable U.S. federal, state, and local, and non-U.S., laws, rules, and regulations, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of the company’s counsel, be necessary or advisable. The C&HC Committee may cancel an incentive if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the company’s acquisition of common stock from the public markets, the issuance of common stock to the participant, the participant’s acquisition of common stock from the company, and/or the participant’s sale of common stock to the public markets illegal, impracticable, or inadvisable, in exchange for payment to the participant of an amount equal to the excess of (i) the aggregate fair market value of the shares of common stock subject to such incentive (determined as of the applicable exercise date or as of the date that the shares would have been vested or delivered, as applicable), over (ii) the aggregate exercise price (in the case of a stock option or SAR) or any amount payable as a condition of delivery of shares of common stock, as applicable.
Clawback
The company may cancel any incentive, require a participant to reimburse any incentive granted, and effect any other right of recoupment of equity or other compensation provided under the Amended Plan in accordance with the company’s clawback policies that may be adopted and/or modified from time to time. In addition, a participant may be required to repay to the company previously paid compensation, whether provided pursuant to the Amended Plan or an incentive agreement, in accordance with such clawback policy.
Awards to Be Granted
If our stockholders approve the First Amendment at the 2026 Annual Meeting, grants of incentives to officers, directors, key employees, consultants, and advisors will be made in the future by the C&HC Committee as deemed necessary or appropriate. For information regarding equity incentives granted to our executive officers during fiscal 2025, please see the “Fiscal 2025 Grants of Plan-Based Awards” table.
Federal Income Tax Consequences
The federal income tax consequences related to the issuance of the different types of incentives that may be made under the Amended Plan are summarized below. Participants who are granted incentives under the Amended Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.
Stock Options. Normally, a participant who is granted a stock option will not realize any income nor will our company normally receive any deduction for federal income tax purposes in the year the option is granted.
When a nonqualified stock option granted under the Amended Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date, and, subject to the limitations of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.
An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference that may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Internal Revenue Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income equal to the lesser of (i) the difference between the option exercise price and the fair market value of the stock on the date of exercise and (ii) the gain on the sale of the stock option. Any remaining gain will be capital gain. Our company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.
If the exercise price of a nonqualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding periods have been met on the date of exercise, there will be no income recognition, the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin new holding periods and have a zero basis.
Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our company will be allowed a corresponding federal income tax deduction at that time, subject to any limitations under Section 162(m) of the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.
Restricted Stock Units. A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any limitations under Section 162(m) of the Internal Revenue Code. The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.
Stock Appreciation Rights. Generally, a participant who is granted a SAR under the Amended Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.
In general, there are no federal income tax deductions allowed to our company upon the grant of SARs. Upon the exercise of the SAR, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, subject to any limitations under Section 162(m) of the Internal Revenue Code.
Other Stock-Based Awards and Cash-Based Performance Awards. Generally, a participant who is granted other stock-based awards or cash-based performance awards under the Plan will recognize ordinary income at the time the cash or shares associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.
In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, subject to any limitations under Section 162(m) of the Internal Revenue Code.
Tax Consequences of a Change of Control. If, upon a change of control of our company, the exercisability, vesting, or payout of an award is accelerated, then on the date of the change of control any excess of the fair market value of the shares or cash issued under accelerated incentives over the purchase price of such shares may be characterized as “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) if the sum of such amounts and any other such contingent payments received by the participant exceeds an amount equal to three times the “base amount” for such participant. The base amount generally is the average of the annual compensation of the participant for the five years preceding such change of control. An “excess parachute payment,” with respect to any participant, is the excess of the parachute payments to such participant, in the aggregate, over and above such participant’s base amount. If the amounts received by a participant upon a change of control are characterized as parachute payments, the participant will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.
The foregoing discussion summarizes the federal income tax consequences of incentives that may be granted under the Plan based on current provisions of the Internal Revenue Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.
Existing Plan Benefits
No awards made under the Plan prior to the date of the 2026 Annual Meeting were granted subject to stockholder approval of the First Amendment. In addition, no stock options or SARs have been granted under the Plan since its inception nor has any associate of any director, executive officer or director nominee received awards under the Plan.
Required Vote for Approval of the First Amendment
The ratification and approval of the First Amendment requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the annual meeting. Abstentions will be counted as votes against this proposal and broker non-votes will have no effect on this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification and approval of the First Amendment. For more information, please see “Questions and Answers about the Annual Meeting and Voting.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE FIRST AMENDMENT TO THE TIDEWATER INC. AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN TO INCREASE THE SHARE RESERVE BY 2,250,000 SHARES.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR 2026
The Audit Committee of our Board has selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. Although ratification is not required by our bylaws or otherwise, as a matter of good corporate governance, we are asking you to ratify, on an advisory basis, the appointment of PricewaterhouseCoopers as our independent auditor for the year ending December 31, 2026. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of Tidewater and its stockholders.
Representatives of PricewaterhouseCoopers are expected to be present at the 2026 Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.
Fees Paid to PricewaterhouseCoopers and Related Disclosures for Accounting Services
The following table lists the aggregate fees and costs billed to us by PricewaterhouseCoopers for:
•
the audit of Tidewater’s 2025 and 2024 annual financial statements and reviews of Tidewater’s quarterly financial statements and other audit services, and

•
the other services described below that were billed in 2025 and 2024.

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees(1)	$2,100,000	1,675,000
Audit-Related Fees(2)	150,000	75,000
Tax Fees	—	—
All Other Fees(3)	752,000	103,668
Total	$3,002,000	1,853,668

(1)
Audit fees represent fees billed for professional services rendered for the audits of our annual financial statements, audit of internal controls, quarterly review of our financial statements, statutory audits, and review of documents filed with the SEC.

(2)
Consists of fees related to comfort letter procedures.

(3)
Consists of fees billed for all other advisory services rendered to Tidewater, other than those reported in the previous three rows. These fees relate primarily to due diligence services for potential acquisitions and accounting software licenses.

The Audit Committee has determined that in its opinion the non-audit services rendered by PricewaterhouseCoopers during the most recent fiscal year and described above are compatible with maintaining PricewaterhouseCoopers’s independence.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve the scope of all audit services, audit-related services and other services permitted by law provided by our independent registered public accounting firm. Audit services and permitted non-audit services must be pre-approved by the full Audit Committee, except that the chairman of the Audit Committee has the authority to pre-approve any specific service if the total anticipated cost of such service is not expected to exceed $25,000, and provided the full Audit Committee ratifies the chairman’s approval at its next regular meeting. For 2025 and 2024, all audit and non-audit services were pre-approved by the Audit Committee.
In determining whether to reappoint PricewaterhouseCoopers as Tidewater’s independent auditor, the Audit Committee annually considers several factors, including:

•
the firm’s independence and objectivity;

•
the firm’s capability and expertise in handling the breadth and complexity of Tidewater’s global operations;

•
the length of time the firm has been engaged;

•
the extent and quality of the firm’s communications with the Audit Committee;

•
the feedback from management of PricewaterhouseCooper’s overall performance;

•
other data related to audit qualify and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) inspection reports; and

•
the appropriateness of the firm’s fees, both on an absolute basis and as compared with Tidewater’s peers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT
The Audit Committee is currently comprised of four directors, all of whom are independent, as defined by SEC rules and the NYSE’s listing standards. The Committee operates under a written charter approved by the Committee and adopted by the Board. In addition, the Board has determined that all of the Audit Committee members, satisfy the financial expertise requirements of the NYSE and each of Ms. Cougle and Messrs. Raspino and Robotti has the requisite experience to be designated an audit committee financial expert as that term is defined by rules of the SEC.
Management is responsible for the preparation, presentation, and integrity of the financial statements of Tidewater and for maintaining appropriate accounting and financial reporting policies and practices, as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Tidewater’s independent auditor, PricewaterhouseCoopers, is responsible for auditing the consolidated financial statements of Tidewater and expressing an opinion as to their conformity with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting in accordance with the requirements of the PCAOB.
In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of Tidewater as of and for the year ended December 31, 2025, and Management’s Annual Report on Internal Control Over Financial Reporting with management and Tidewater’s independent auditor. The Audit Committee also discussed with Tidewater’s independent auditor matters required under the rules adopted by the PCAOB and the SEC, including the independent auditor’s communication of its Audit Report to the Audit Committee. This report includes critical audit matters, which are audit matters that were communicated or required to be communicated to the Audit Committee relating to accounts or disclosures that are material to Tidewater’s financial statements and that involved especially challenging, subjective or complex auditor judgment.
The Audit Committee received from the independent auditor the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence.
The Audit Committee also discussed with Company management and PricewaterhouseCoopers the evaluation of Tidewater’s reporting and internal controls undertaken in connection with certifications made by Tidewater’s Chief Executive Officer and Chief Financial Officer in Tidewater’s periodic SEC filings pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee also reviewed and discussed such other matters as it deemed appropriate, including Tidewater’s compliance with Section 404 and other relevant provisions of the Sarbanes-Oxley Act of 2002 and rules adopted by the SEC and the NYSE. The Audit Committee has discussed with, and received regular status reports from, Tidewater’s internal audit team and the independent auditor on the overall scope and plans for their respective audits, including the scope and plans for evaluating the effectiveness of internal control over financial reporting. The Audit Committee also meets with Tidewater’s internal audit team and the independent auditor, with and without management present, to discuss the results of their respective audits, in addition to private meetings with the Chief Financial Officer.
Based on the reports and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Tidewater and Management’s Annual Report on Internal Control Over Financial Reporting be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Audit Committee:
Melissa L. Cougle, Chair
Darron M. Anderson
Louis A. Raspino
Robert E. Robotti

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The table below shows the name, address and stock ownership of each person known by us to beneficially own more than 5% of our common stock as of April 17, 2026.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class of Common Stock(*)
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	7,139,708(2)	14.2%
T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	4,420,463(3)	8.9%
Neuberger Berman Group LLC 1290 Avenue of the Americas New York, NY 10104 USA	3,036,229(4)	6.1%

(*)
Based on 49,729,815 shares of common stock outstanding as of April 17, 2026.

(1)
On March 27, 2026, The Vanguard Group reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).

(2)
Based on information contained in a Schedule 13G/A filed with the SEC on February 5, 2025 by BlackRock, Inc. The Schedule 13G/A indicates that, as of December 31, 2024, BlackRock, Inc. had sole voting power over 7,043,782 shares and sole dispositive power over 7,139,708 shares.

(3)
Based on information contained in a Schedule 13G/A filed with the SEC on November 14, 2025, by T. Rowe Price Associates, Inc. The Schedule 13G/A indicates that, as of September 30, 2025, T. Rowe Price had sole voting power over 4,371,266 shares and sole dispositive power over 4,420,463 shares.

(4)
Based on information contained in Schedule 13G filed with the SEC on February 4, 2025 by a group including Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC. The Schedule 13G indicates that, as of December 31, 2024, (a) Neuberger Berman Group LLC had shared voting power over 2,925,989 shares and shared dispositive power over 3,036,229 shares; and (b) Neuberger Berman Investment Advisers LLC had shared voting power over 2,823,880 shares and shared dispositive power over 2,933,277 shares.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of April 17, 2026, by each current director, by each named executive officer, and by all current directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to all shares of our common stock beneficially owned by him or her.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class of Common Stock
Current Directors
Darron M. Anderson	44,729	*
Melissa L. Cougle	24,781	*
Dick H. Fagerstal	73,832	*
Quintin V. Kneen	296,960	*
Louis A. Raspino	46,791	*
Robert E. Robotti(2)	2,230,113	4.5%
Kenneth H. Traub	71,761	*
Lois K. Zabrocky	52,291	*
Named Executives(4)
Samuel R. Rubio	51,005	*
David E. Darling	0	*
Daniel A. Hudson	38,135	*
Piers D. Middleton	16,537
All current directors and executive officers as a group (12 persons)	2,949,778	5.9%

*
Less than 1.0%.

(1)
Based on 49,729,815 shares of common stock outstanding on April 17, 2026, and includes for each person and group the number of shares that such person or group has the right to acquire within 60 days of such date.

(2)
Based on Schedule 13D filed with the SEC on December 20, 2024 (13D) and the Form 5 filed with the SEC thereafter, the latest Form 4 being filed on April 2, 2024, by Robert E. Robotti (Robotti). The filings included an aggregate of 2,232,938 shares directly and indirectly held, including: (i) 147,344 shares directly beneficially owned by Robotti; (ii) 114,395 shares directly beneficially owned by the performance-fee paying advisory clients of Robotti & Company Advisors, LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, (iii) 3,000 shares directly beneficially owned by Suzanne (Su) and Robert Robotti Foundation, Inc; (iv) 58,500 shares directly beneficially owned by Suzanne Robotti; (v) 1,143,117 shares directly beneficially owned by Ravenswood Investment Company L.P. (RIC), and (vi) 763,757 shares directly beneficially owned by Ravenswood Investments III, L.P.

(3)
Information regarding shares beneficially owned by Mr. Kneen, who was a named executive for fiscal 2025 in addition to Messrs. Darling, Hudson, Middleton and Rubio, appears immediately above under the caption “Current Directors.”

STOCKHOLDER PROPOSALS
If you want us to consider including a proposal in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, you must deliver the proposal in writing to our Corporate Secretary at 842 West Sam Houston Parkway North, Suite 400, Houston, Texas 77024 by December 28, 2026. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors before an annual stockholders meeting or to bring proposals before an annual stockholders meeting other than pursuant to Rule 14a-8. If you want to present a proposal at next year’s annual meeting but do not wish to have the proposal included in our proxy statement or if you want to nominate a candidate for election to our Board, you must submit it in writing to our Secretary at the above address, no earlier than February 16, 2027 and no later than March 18, 2027, in accordance with the specific procedural requirements set forth in our bylaws. Further, to comply with the universal proxy rules, if a stockholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then our Secretary must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act at the above address by April 17, 2027. The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our by-laws as described herein. If you would like a copy of these procedures, please contact our Secretary, or access “Corporate Governance” in the “About Tidewater” section of our website at www.tdw.com to review our bylaws. Failure to comply with our bylaw procedures and deadlines may preclude the presentation of the matter at the meeting. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Our Board of Directors has adopted a written policy, pursuant to which practice has been that any transaction or relationship involving a related person which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC will be reviewed and approved, or ratified, by our Audit Committee. In determining whether to approve or disapprove entry into a related party transaction, the Audit Committee takes into account, among other factors, the following: (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the extent of the related person’s interest in the transaction, and (3) whether the transaction is material to us. We had no related person transactions during 2025.
The Audit Committee also reviews and investigates any matters pertaining to the integrity of management and directors, including conflicts of interest, or adherence to standards of business conduct required by our policies.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file certain beneficial ownership reports with the SEC. To our knowledge, based solely on our review of copies of reports received by us and written representations by certain reporting persons, we believe that during fiscal year 2025, all Section 16(a) filing requirements applicable to our officers, directors, and persons who own more than 10% of our common stock were complied with in a timely manner, except for one Form 4 inadvertently filed late by Mr. Middleton in respect of one transaction, due to an administrative error.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:
Why am I receiving these proxy materials?

A:
Our Board of Directors (our “Board”) is soliciting your proxy to vote at our 2026 Annual Meeting because you owned shares of our common stock at the close of business on April 17, 2026, the Record Date for the meeting, and are entitled to vote those shares at the meeting. This proxy statement, along with a proxy card or a voting instruction form, is being mailed to certain stockholders and this proxy statement will be available online at www.proxyvote.com. This proxy statement summarizes information relevant to your vote on the matters that will be considered at the 2026 Annual Meeting. You do not need to attend the 2026 Annual Meeting to vote your shares.

Q:
Why did I receive a one-page “Notice of Internet Availability of Proxy Materials” instead of a full set of proxy materials?

A:
Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are electing to furnish proxy materials to certain stockholders online rather than mailing printed copies of those materials. If you received a Notice of Internet Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of our proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials online. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Q:
How do I get electronic access to the proxy materials?

A:
Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.proxyvote.com and on our website at https://www.tdw.com/ under “SEC Filings” in the “Investor Relations” section. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations Department, 842 West Sam Houston Parkway North, Suite 400 Houston, Texas 77024, email at ir@tdw.com, or by calling 713-470-5292.

Q:
On what matters will I be asked to vote?

A:
At the 2026 Annual Meeting, our stockholders will be asked:

•
to elect seven directors named in the proxy statement for a one-year term;

•
to approve, on an advisory basis, our 2025 executive compensation as disclosed in this proxy statement (the “say-on-pay” vote);

•
to approve the First Amendment to the Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance by 2,250,000;

•
to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for fiscal year 2026; and

•
to consider any other matter that properly comes before the meeting or any adjournment or postponement thereof.

Q:
When and where will the meeting be held?

A:
The 2026 Annual Meeting will be held on June 16, 2026, at 8:00 a.m., Central Time and will be a completely virtual meeting of stockholders, conducted via a live audio webcast. You will be able to attend the meeting, submit your questions and vote online during the meeting by visiting www.virtualstockholdermeeting.com/TDW2026. There will be no physical in-person meeting. See “How can I attend the meeting?” below regarding how to attend our 2026 Annual Meeting.

Q:
How can I attend the meeting?

A:
If you are a stockholder of record or beneficial owner of common stock holding shares on April 17, 2026, the Record Date, you may attend the meeting by visiting www.virtualshareholdermeeting.com/TDW2026, which will be made accessible at 7:45 a.m., Central Time, on June 16, 2026, the day of our 2026 Annual Meeting.

Registered Stockholders
Stockholders of record as of the Record Date may participate in our 2026 Annual Meeting remotely by visiting the website www.virtualstockholdermeeting.com/TDW2026. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting the website and entering the 16-digit control number included in the Notice, on your proxy card or in the instructions that accompanied your proxy materials.
Beneficial Stockholders
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may participate in the 2026 Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/TDW2026. Please visit the website and enter the 16-digit control number included in the Notice, on your proxy card or in the instructions that accompanied your proxy materials to attend the meeting. You may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. Beneficial holders who do not have a 16-digit control number should contact their bank, broker or other nominee (preferably at least five days before the 2026 Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the 2026 Annual Meeting.
Q:
What if I have technical difficulties during the meeting?

A:
If you encounter any difficulties accessing the virtual meeting during meeting time, please call the technical support number that will be listed in the reminder email you will receive the evening before the meeting. Please be sure to check in by 7:45 a.m., Central Time, on June 16, 2026, the day of the 2026 Annual Meeting, so we may address any technical difficulties before the Annual Meeting live webcast begins.

Q:
How do I ask a question at the meeting?

A:
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual 2026 Annual Meeting as they would at an in-person meeting. The virtual format allows stockholders to communicate with us during the meeting so they can ask questions of our Board or management. Stockholder questions may be submitted in the field provided in the meeting website during the meeting. During the question-and-answer session, we will answer questions submitted to the extent relevant to the business of the meeting and as time permits.

Q:
What if I can’t attend the meeting?

A:
You do not need to attend the meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to attend the meeting, we urge stockholders to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials. A replay of the meeting, including the questions answered during the meeting, will be available at investor.tdw.com within 24 hours of the meeting.

Q:
Who is soliciting my proxy?

A:
Our Board, on behalf of the company, is soliciting your proxy to vote your shares on all matters that you are entitled to vote at our 2026 Annual Meeting. By completing and returning the proxy card or voting instruction form, or by casting your vote by phone or online, you are authorizing the proxy holder designated by the Board to vote your shares of common stock at our 2026 Annual Meeting in accordance with your instructions.

We also have hired Alliance Advisors, LLC (“Alliance Advisors”), a proxy solicitation firm, to assist us in soliciting proxies. The company will be responsible for the full cost of Alliance Advisors’ services. Alliance Advisors will solicit proxies on behalf of the company from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance Advisors are anticipated to be approximately $10,000. The company has also agreed to indemnify Alliance Advisors against certain claims.
Q:
How many votes may I cast?

A:
With respect to any matter properly presented for a stockholder vote, other than the election of directors, you may cast one vote for every share of our common stock that you owned on the Record Date. With respect to the election of directors, for every share of common stock that you held on the Record Date, you may cast one vote for each director nominee.

Q:
What is the total number of votes that can be cast by all stockholders?

A:
On the Record Date, we had 49,729,815 shares of common stock outstanding, each of which was entitled to one vote per share.

Q:
I hold warrants to purchase shares of common stock. Am I allowed to vote my warrants?

A:
No. A holder of warrants to purchase shares of our common stock does not have any rights as a stockholder, including voting rights, unless and until those warrants are exercised and exchanged for shares of our common stock.

Q:
How many shares must be present to hold the meeting?

A:
Except as otherwise provided by our By-laws, at each meeting of stockholders, the presence in person or represented by proxy of the holders of a majority of the voting power of all outstanding shares of stock entitled to vote at the meeting of stockholders, shall constitute a quorum for the transaction of any business at such meeting. On the Record Date, 24,864,908 shares constituted a majority of our outstanding stock entitled to vote at the meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum for the 2026 Annual Meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered in your name with our transfer agent, Computershare, you are the “stockholder of record” with respect to those shares and we have sent the Notice and/or proxy materials directly to you.

If your shares are held on your behalf in a stock brokerage account or by a bank or other nominee, you are the “beneficial owner” of shares held in a “street name” and the Notice and/or proxy materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to instruct your broker, bank, or nominee as to how to vote your shares by using the voting instruction form included in the mailing or by following their instructions for voting by telephone or the internet.
Q:
How do I vote?

A:
You may vote using any of the following methods. In each case, if your shares are held in a “street name” by a broker, bank, or other nominee, that entity should have provided you with a voting instruction form that will set forth the procedures you should follow to cast your vote. The availability of voting by telephone or internet for beneficial owners whose shares are held in a street name will depend on the voting procedures adopted by your broker, bank, or nominee. Therefore, we recommend that you follow the instructions in the materials they have provided to you.

•
Proxy card or voting instruction form: If your shares are registered in your name and you received a printed copy of our proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•
By telephone: If your shares are registered in your name, you may also vote by telephone by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

•
By internet: If your shares are registered in your name, you may also vote online at www.proxyvote.com. Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•
At the 2026 Annual Meeting: You may also vote at the 2026 Annual Meeting using the online ballot that will be available during the meeting. If you are a beneficial owner and want to attend and also vote in person at the Annual Meeting, you will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds your shares giving you the right to vote your shares in person at the Annual Meeting and then present it with your online ballot during the meeting. For information about attending the meeting, please see “How can I attend the meeting?” above.

•
Electronic delivery of future proxy materials: If you would like to reduce the costs as well as the environmental impact of mailing proxy materials, we encourage you to consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions below to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Q:
Once I deliver my proxy, can I revoke or change my vote?

A:
Yes. You may revoke or change your proxy at any time before it is voted at the meeting by delivering a written revocation notice to our Secretary or delivering an executed replacement proxy by the voting deadline. In addition, if you vote at the meeting, you will revoke any prior proxy. Your attendance alone at the 2026 Annual Meeting will not be enough to revoke your proxy.

Q:
Can my shares be voted if I do not return the proxy card and do not attend the meeting?

A:
If you hold shares in a street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal that your broker does not have discretionary authority to vote (a “broker non-vote”). Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other nominees may generally vote on routine matters without instructions from a beneficial owner but cannot vote on non-routine matters.

Shares represented by proxies that include broker non-votes on a given proposal will be considered present at the meeting for purposes of determining a quorum, but those shares will not be considered to be represented at the meeting for purposes of calculating the vote with respect to that proposal.
If you do not vote shares registered in your name, your shares will not be voted. However, the proxy agent may vote your shares if you execute and return a blank or incomplete proxy card (see “What happens if I return a proxy card without voting instructions?” below regarding record holders).
Q:
What happens if I return a proxy card without voting instructions?

A:
If you properly execute and return a proxy or voting instruction form, your stock will be voted as you specify.

If you are a stockholder of record and you execute and return a blank or incomplete proxy card without voting instructions, the proxy agent will vote your shares (i) FOR each of the seven director nominees, (ii) FOR the say-on-pay vote, (iii) FOR the First Amendment to the Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance, and (iv) FOR the ratification of the selection of PwC as our independent registered public accounting firm for fiscal 2026.
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals, including the election of directors, and may elect not to vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote.
Q:
How does Tidewater recommend I vote on each proposal? What vote is required to approve each proposal? What effect do abstentions and broker non-votes have on each proposal?

A:
The following chart explains what your voting options are with regard to each matter proposed for a vote at the 2026 Annual Meeting, how we recommend that you vote, what vote is required for that proposal to be approved, and how abstentions and broker non-votes affect the outcome of that vote.

Proposal	Your Voting Options	Voting Recommendation of the Board	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Election of directors	You may vote “FOR” or “AGAINST” each nominee or choose to “ABSTAIN” from voting.	The Board recommends you vote FOR each of the seven nominees.	Each nominee is elected by a majority of votes cast	No effect	No effect
Say-on-pay vote (advisory)	You may vote “FOR” or “AGAINST” this proposal or choose to “ABSTAIN” from voting.	The Board recommends you vote FOR approval of our executive compensation as disclosed in this proxy statement.	Affirmative vote of a majority of the voting power of shares present in person or represented by proxy and entitled to vote on the matter	Will count as a vote AGAINST this proposal	No effect
First Amendment to the Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance by 2,250,000 shares	You may vote “FOR” or “AGAINST” this proposal or choose to “ABSTAIN” from voting.	The Board recommends you vote FOR approval of the Second Amendment to the Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance as disclosed in this proxy statement.	Affirmative vote of a majority of the voting power of shares present in person or represented by proxy and entitled to vote on the matter	Will count as a vote AGAINST this proposal	No effect
Ratification of our selection of	You may vote “FOR” or	The Board recommends you	Affirmative vote of a majority of	Will count as a vote AGAINST	No effect

Proposal	Your Voting Options	Voting Recommendation of the Board	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
PwC as our auditors	“AGAINST” this proposal or choose to “ABSTAIN” from voting.	vote FOR ratification of our selection of auditors.	the voting power of shares present in person or represented by proxy and entitled to vote on the matter	this proposal
Any Other Matters. Any other matter that properly comes before the 2026 Annual Meeting or any adjournment or postponement thereof will be decided by the vote of the holders of a majority of the voting power of shares of common stock present in person or represented by proxy entitled to vote on the matter, except where a different vote is required by statute, our certificate of incorporation, or our bylaws.
Q:
Who pays for soliciting proxies?

A:
We pay all costs of soliciting proxies. In addition to solicitations by mail, we have retained Alliance Advisors to aid in the solicitation of proxies for our 2026 Annual Meeting at an estimated fee of $10,000. Our directors, officers, and employees, in the course of their employment and for no additional compensation, may request the return of proxies by mail, telephone, internet, personal interview, or other means. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting materials to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their reasonable expenses.

Q:
What is “householding”?

A:
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share the same address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. (“Broadridge”) by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or, if you are a stockholder of record, you may notify us through Broadridge at the above-listed phone number or address.
Q:
Could other matters be considered and voted upon at the meeting?

A:
Our Board does not expect to bring other matters before the 2026 Annual Meeting, and it is not aware of any other matter that may be considered at the meeting. In addition, under our bylaws, the time has expired for any stockholder to properly bring a matter before the meeting. However, in the unexpected event that any other matter does properly come before the meeting or any adjournment or postponement thereof, subject to applicable SEC rules, the proxy holder will vote the proxies in his discretion.

Q:
What happens if the meeting is postponed or adjourned?

A:
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still have the right to change or revoke your proxy until it is voted.

Q:
When will the voting results be announced?

A:
We will announce preliminary voting results at the 2026 Annual Meeting. We will also disclose the voting results on a Form 8-K filed with the SEC within four business days after the 2026 Annual Meeting, which will also be available on our website.

Q:
Will the questions raised during the meeting be posted on the Company’s website after the meeting?

A:
Yes, all questions and answers will be posted shortly after the meeting at our website at
https://www.tdw.com/ in the “Investor Relations” section.

OTHER MATTERS
Our Board knows of no business, other than as described in this proxy statement, which will be presented for consideration by the company’s stockholders at the meeting. The enclosed proxy will confer discretionary authority with respect to any other matters that may properly come before the meeting or any adjournment or postponement thereof, subject to applicable SEC rules. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.
By Order of the Board of Directors
DANIEL A. HUDSON
Executive Vice President, General Counsel and Corporate Secretary
Houston, Texas
April 28, 2026
PLEASE VOTE BY TELEPHONE OR ONLINE OR, IF YOU HAVE RECEIVED A PAPER COPY OF OUR PROXY MATERIALS, BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

APPENDIX A
GAAP RECONCILIATIONS
TIDEWATER INC.
UNAUDITED OTHER FLEET AND FINANCIAL DATA
(In Thousands)
	Three Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income	$219,449	$(1,018)	$72,702	$42,320	$36,619
Interest and other debt costs	16,715	16,589	16,442	16,344	16,742
Income tax expense	(166,612)	21,711	5,584	26,109	16,376
Depreciation	37,838	37,334	36,909	39,014	38,736
Amortization of deferred drydock and survey costs	28,351	29,070	27,405	26,418	25,884
Amortization of below market contracts	(219)	(283)	(347)	(351)	(1,071)
EBITDA(A)(B)(C)	135,522	103,403	158,695	149,854	133,286
Non-cash indemnification assets credit (charge)	—	—	(112)	834	242
Non-cash stock compensation expense	3,454	3,481	4,057	3,491	3,886
Loss on early extinguishment of debt	12	27,101	—	—	—
Acquisition, restructuring and integration related costs	4,064	3,941	340	—	978
Adjusted EBITDA(A)(B)(C)	$143,052	$137,926	$162,980	$154,179	$138,392

Note (A):
EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge (credit) included in interest income and other; non-cash stock-based compensation expense; loss on early extinguishment of debt; and acquisition, restructuring and integration related costs.

Note (B):
EBITDA for the three months ended December 31, 2025, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,454, $3,481, $4,057, $3,491 and $3,886 respectively.

Note (C):
EBITDA and Adjusted EBITDA for the three months ended December 31, 2025, and for each of the prior four quarters includes foreign exchange gain (losses) of $2,134, $1,277, $11,703, $7,569 and $(14,337) respectively.

Non-GAAP Financial Measures
We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, non-cash indemnification asset charge, non-cash stock-based compensation expense and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.
Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

A-1

TIDEWATER INC.
UNAUDITED OTHER FLEET AND FINANCIAL DATA
(In Thousands)
EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.
EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.
Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets credit (charge) included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.
	Three Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net cash provided by operating activities(A)	$152,960	$72,079	$73,658	$80,411	$100,039
Cash interest expense	576	17,735	11,994	17,505	12,816
Interest income and other	(3,455)	(1,860)	(2,103)	(2,157)	(2,697)
Indemnification assets credit (charge)	—	—	112	(834)	(242)
Additions to property and equipment	(5,147)	(5,122)	(5,226)	(10,266)	(4,534)
Expansion capital	—	—	3	27	63
Effects of exchange rate changes on cash	910	(1,377)	11,775	5,562	(8,736)
	145,844	81,455	90,213	90,248	96,709
Proceeds from asset sales	5,331	1,204	7,328	4,416	10,316
Free cash flow	$151,175	$82,659	$97,541	$94,664	$107,025

Note (A):
Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$68,133	$(9,210)	$(11,010)	$21,099	$5,493
Cash paid for deferred drydock and survey costs	(13,853)	(17,645)	(23,738)	(43,339)	(17,674)
Total uses of cash for changes in assets and liabilities	$54,280	$(26,855)	$(34,748)	$(22,240)	$(12,181)

A-2

APPENDIX B
FIRST AMENDMENT TO TIDEWATER INC. AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN
This Amendment No. 1 (this “Amendment”) to the Tidewater Inc. (the “Company”) Amended and Restated 2021 Stock Incentive Plan (the “Plan”) is adopted by the Board of Directors (“Board”) of the Company on April 27, 2026. This Amendment will become effective upon approval by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders.
WHEREAS, the Plan was initially adopted by the Board and became effective on June 8, 2021 following approval by the stockholders of the Company;
WHEREAS, the Board desires to amend the Plan, subject to approval by the stockholders of the Company, to increase the number of shares of Company common stock, $0.001 par value per share (“Common Stock”), available for issuance under the Plan;
WHEREAS, pursuant to Section 13.8 of the Plan, the Board may amend the Plan as it deems necessary or appropriate, and shall seek the approval of the stockholders of the Company for any amendment to the Plan to the extent the Board deems appropriate, necessary or required under the Plan; and
WHEREAS, if the Company’s stockholders fail to approve this Amendment, the current Plan shall continue in full force and effect.
NOW, THEREFORE, subject to stockholder approval at the Company’s annual meeting being held on June 16, 2026, the Plan is hereby amended as follows, effective June 16, 2026:
1.
Section 5.1 of the Plan is deleted and replaced in its entirely with the following:

“5.1 Number of Shares. Subject to adjustment as provided in Section 13.4, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 4,750,000 shares, plus the number of shares of Common Stock underlying any award granted under the Tidewater Inc. 2017 Stock Incentive Plan or the Tidewater Inc. Legacy GLF Management Incentive Plan that expires, terminates, or is canceled or forfeited under the terms of the Tidewater Inc. 2017 Stock Incentive Plan or the Tidewater Inc. Legacy GLF Management Incentive Plan.”
2.
Except as set forth in this Amendment, all other terms and conditions of the Plan shall remain in full force and effect.

B-1

APPENDIX C
TIDEWATER INC.
AMENDED AND RESTATED
2021 STOCK INCENTIVE PLAN
1.
Purpose. The purpose of this Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Tidewater Inc. (“Tidewater”) and its subsidiaries (collectively with Tidewater, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward, and motivate key employees, officers, and directors of the Company, and consultants and advisors to the Company, and to strengthen the mutuality of interests between those service providers and Tidewater’s stockholders. Incentives consist of opportunities (a) to purchase or receive shares of common stock, $0.001 par value per share, of Tidewater (the “Common Stock”), (b) to earn cash awards in relation to Common Stock, and (c) to earn other cash-based performance awards, in each case on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company, or other entity, of which Tidewater owns (directly or indirectly) within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2.
Administration.

2.1
Composition. The Plan shall generally be administered by the Compensation Committee of the Board of Directors of Tidewater (the “Board”) or by a subcommittee of that committee (in either case, the “Compensation Committee”). The Compensation Committee shall consist of not fewer than two members of the Board, each of whom shall, to the extent deemed necessary by the Board, qualify as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule. The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) shall administer the Plan with respect to grants to members of the Board who are not employees of the Company (“Outside Directors”). To the extent deemed necessary by the Board, members of the Nominating Committee shall qualify as “non-employee directors” under Rule 16b-3 promulgated under the 1934 Act. Unless the context otherwise requires, the term “Committee” as used in this Plan shall refer to both the Compensation Committee and the Nominating Committee.

2.2
Authority. The Compensation Committee shall have plenary authority to administer the Plan, including, without limitation, awarding Incentives under the Plan and entering into agreements with, or providing notices to, participants as to the terms of the Incentives (the “Incentive Agreements”), except that the Nominating Committee shall have the sole authority to grant Incentives to Outside Directors and to enter into Incentive Agreements with Outside Directors. Specifically, the Compensation Committee shall have full and final authority and discretion over the Plan and any Incentives granted under it, including, but not limited to, the right, power, and authority to: (a) determine the persons to whom Incentives will be granted under the Plan and the time at which such Incentives will be granted; (b) subject to Section 6.9, determine the terms, provisions, and conditions of each Incentive (including, if applicable, the number of shares of Common Stock covered by the Incentive), which need not be identical and need not match any default terms set forth in the Plan; (c) amend or modify any outstanding Incentives or accelerate the time at which any outstanding Incentives may vest; (d) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Incentive in the manner and to the extent that it deems necessary or desirable to further the Plan’s objectives; (e) establish, amend, and rescind any rules or regulations relating to administration of the Plan that it determines to be appropriate; (f) resolve all questions of interpretation or application of the Plan or Incentives granted under the Plan; and (g) make any other determination that it believes necessary or advisable for the proper administration of the Plan, except that the Nominating Committee shall have sole authority with respect to all such matters relating to grants to Outside Directors. Committee decisions in matters relating to the Plan shall be final, binding, and conclusive on all persons, including, but not limited to, the Company, Tidewater’s stockholders, and Plan participants.
2.3
No Liability. No member of the Board or the Committee, nor any employee or agent of the Company to whom authority under this Plan is delegated (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Incentive hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be involved as a party, witness, or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Incentive Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission, or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or by-laws. The foregoing right of indemnification shall not be exclusive of, or otherwise supersede, any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract, or otherwise, or of any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

3.
Eligible Participants. Key employees and officers of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to Section 16 of the 1934 Act, the Compensation Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants, and, subject to Section 6.9, to set and modify the terms of such Incentives.

4.
Types of Incentives. Incentives may be granted under the Plan to eligible participants in the form of (a)incentive stock options, (b) nonqualified stock options, (c) stock appreciation rights (“SARs”), (d) restricted stock, (e) restricted stock units (“RSUs”), (f) Other Stock-Based Awards (as defined in Section 9), and (g) Cash-Based Performance Awards (as defined in Section 10).

5.
Shares Subject to the Plan.

5.1
Number of Shares. Subject to adjustment as provided in Section 13.4, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 2,500,000 shares, plus the number of shares of Common Stock underlying any award granted under the Tidewater Inc. 2017 Stock Incentive Plan or the Tidewater Inc. Legacy GLF Management Incentive Plan that expires, terminates, or is canceled or forfeited under the terms of the Tidewater Inc. 2017 Stock Incentive Plan or the Tidewater Inc. Legacy GLF Management Incentive Plan.
5.2
Share Counting. Any shares of Common Stock subject to an Incentive that is subsequently canceled, forfeited, or expires before exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the Plan. Notwithstanding the foregoing, shares subject to an Incentive under the Plan shall not be available again for issuance or delivery under the Plan if such shares were (a) tendered in payment of the Exercise Price of a stock option or (b) or withheld by the Company to satisfy any tax withholding obligation. If an Incentive, by its terms, may be settled only in cash, then the grant, vesting, payout, settlement, or forfeiture of such Incentive shall have no impact on the number of shares available for grant under the Plan.

5.3
Limitations on Awards. Subject to adjustment as provided in Section 13.4, the following additional limitations are imposed on Incentives granted under the Plan:

(a)
The maximum number of shares of Common Stock that may be issued upon the exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 2,000,000 shares.

(b)
The maximum number of shares of Common Stock covered by Incentives (including stock options and SARs) that may be granted to any one participant during any one calendar year shall be 1,000,000 shares, not including any Incentives covered by Section 5.3(c).

(c)
The maximum value of Incentives granted under the Plan and valued in dollars rather than in shares of Common Stock (regardless of whether those Incentives are paid in Common Stock) that may be paid out to any one officer or employee during any one calendar year shall be $5,000,000.

(d)
Each Outside Director may be granted Incentives with respect to no more than 250,000 shares of Common Stock during any one calendar year; provided, that the foregoing limitation shall not apply in respect of any Incentives granted to an Outside Director in lieu of payment of cash director compensation or board or committee fees pursuant to a voluntary election by such Outside Director.

5.4
Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6.
Stock Options and Stock Appreciation Rights.

6.1
Grant of Appreciation Awards. The Committee may grant appreciation awards in the form of stock options or stock appreciation rights (SARs), as provided in this Section 6.

(a)
A stock option is a right to purchase shares of Common Stock from Tidewater. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or nonqualified stock options. Any option that is designated as a nonqualified stock option shall not be treated as an incentive stock option.

(b)
A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination of the two (as specified in the applicable Incentive Agreement), the number or amount of which is determined pursuant to the formula set forth in Section 6.6(c).

(c)
Each stock option or SAR granted under this Plan shall be subject to the terms and conditions of this Plan, including, but not limited to, this Section 6, and the applicable Incentive Agreement.

6.2
Exercise Price. The exercise price per share (the “Exercise Price”) of a grant of stock options or SARs shall be determined by the Committee at grant, subject to adjustment under Section 13.4; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in the case of stock options or SARs granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.3
Number. The number of shares of Common Stock subject to each grant of stock options or SARs shall be determined by the Committee, subject to (a) the limitations of Section 5 and (b) adjustment as provided in Section 13.4.

6.4
Vesting and Exercisability. At the time an award of stock options or SARs is made, the Committee shall establish the time or times at which, or conditions upon which, the stock options or SARs, or portion of such Incentives, shall become vested and/or exercisable, as set forth in the Incentive Agreement. Each award of stock options or SARs may have a different vesting period; provided, however, that, except in the case of death or disability, no stock option or SAR shall vest, in whole or in any part, until the expiration of at least one year of service following the stock option’s or SAR’s grant date.

6.5
Term. The term of each award of stock options or SARs shall be determined by the Committee, but shall not exceed a maximum term of ten years.

6.6
Manner of Exercise.

(a)
Each award of stock options may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the aggregate Exercise Price due for the shares to be purchased. The aggregate Exercise Price shall be payable in United States dollars and may be paid (i) in cash; (ii) by check; (iii) to the extent permitted by the Committee in writing (including duly adopted resolutions), by delivery, or attestation of ownership, of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date on which the Company received notice of exercise; (iv) to the extent permitted by the Committee in writing (including duly adopted resolutions), by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the aggregate Exercise Price; (v) to the extent permitted by the Committee in writing (including duly adopted resolutions), through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate Exercise Price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option on the business day preceding the date on which the Company received notice of exercise; or (vi) in such other manner as may be authorized from time to time by the Committee.

(b)
Each award of SARs may be exercised, in whole or in part, by giving written notice to the Company specifying the number of SARs that the holder wishes to exercise. The Company shall, within 30 days of receiving such notice, deliver to the holder the shares of Common Stock, cash, or combination of shares and cash, to which the holder is entitled as provided in the Incentive Agreement, calculated as provided in Section 6.6(c).

(c)
If an award of SARs is payable in cash, then the holder is entitled upon exercise to a cash payment equal in amount to the appreciation value of the number of shares of Common Stock as to which the Incentive is being exercised, determined by subtracting the per-share Exercise Price of the SAR from the Fair Market Value of a share of Common Stock on the business day immediately preceding the date on which the Company received notice of exercise and then multiplying the resulting difference by the number of shares of Common Stock as to which the SAR is being exercised (such value, the “Appreciation”). If the award of SARs is payable in shares, then the holder is entitled to receive a number of shares of Common Stock equal to the Appreciation divided by the Fair Market Value of a share of Common Stock on the business day immediately preceding the date on which the Company received notice of exercise, with the resulting quotient rounded down to the next whole share, with cash paid in lieu of fractional shares.
6.7
No Dividend Equivalent Rights. Participants holding stock options or SARs shall not be entitled to any dividend equivalent rights before exercise of the Incentive.

6.8
Incentive Stock Options. Notwithstanding anything in the Plan or Incentive Agreement to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a)
Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain, or be deemed to contain, all provisions required in order to qualify the options as incentive stock options under Section 422 of the Code.

(b)
No incentive stock options may be granted more than ten years from the date on which this Plan is adopted by the Board.

(c)
No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation, or of its parent or subsidiary corporation.

(d)
The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Tidewater or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as nonqualified stock options for federal income tax purposes.

(e)
Notwithstanding anything in this Plan or the applicable Incentive Agreement to the contrary, the Company shall have no liability to the optionee or any other person if an option designated as an incentive stock option fails to qualify as such at any time.

(f)
Each optionee who exercises an incentive stock option granted under the Plan shall notify the Company in writing immediately after the date on which the optionee makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such incentive stock option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the date of grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option.

6.9
General Prohibition Against Repricing. Except for adjustments pursuant to Section 13.4 or actions permitted to be taken by the Committee under Section 12 in the event of a Change of Control, unless approved by Tidewater’s stockholders, (a) the Exercise Price of any outstanding stock options or SARs granted under this Plan may not be decreased after the date of grant and (b) outstanding options or SARs that were granted under this Plan may not, as of any date that such Incentive has a per-share Exercise Price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new stock option or SAR with a lower Exercise Price, shares of restricted stock, RSUs, an Other Stock-Based Award, a cash payment, or shares of Common Stock.

7.
Restricted Stock.

7.1
Grant of Restricted Stock. The Committee may award shares of restricted stock to eligible participants as provided in this Section 7. An award of restricted stock shall be subject to such restrictions on transfer, forfeitability provisions, and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan.

7.2
The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish the period of time during which the shares are restricted, as set forth in the Incentive Award, following which the restrictions shall lapse and the shares of restricted stock shall vest. Each award of restricted stock may have a different restricted period; provided, however, that, except in the case of death or disability, no award of restricted stock shall vest, in whole or in any part, until the expiration of at least one year of service following the award’s grant date.

7.3
Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Tidewater Inc. 2021 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Tidewater Inc. (“the Company”) thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.
Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued.
7.4
No Dividend Equivalent Rights. Participants holding Restricted Stock shall not be entitled to any dividend equivalent rights before vesting of the Incentive.

7.5
Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement, such forfeited shares shall be surrendered and any certificates canceled. Participants shall be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 13.4.

7.6
Expiration of Restricted Period. Upon the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and the Company shall direct the transfer agent to remove all restrictions and legends from the book entry for the vested shares, except for any restrictions and legends that may be imposed by law. Alternatively, the participant or his or her nominee may request that the Company issue a physical stock certificate for the vested shares free of all restrictions and legends except for those that may be imposed by law.

7.7
No Right to Vote Restricted Stock. Participant shall not have the right to vote unvested shares of restricted stock.

8.
Restricted Stock Units.

8.1
Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or settlement date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions, and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan.

8.2
Vesting and Settlement. At the time an award of RSUs is made, the Committee shall establish the period of time during which the RSUs shall vest and following which the RSUs will settle in shares of Common Stock, as set forth in the Incentive Agreement. Each award of RSUs may have a different vesting period; provided, however, that, except in the case of death or disability, no award of RSU’s shall vest, in whole or in any part, until the expiration of at least one year of service following the award’s grant date.

8.3
Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and any other restrictions that may be imposed in the Incentive Agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to the shares underlying such RSUs until such time as the RSUs vest and shares of Common Stock are issued to the participant. Participants holding RSUs shall not be entitled to any dividend equivalent rights with respect to their RSUs.

9.
Other Stock-Based Awards.

9.1
Grant of Other Stock-Based Awards. Subject to the limitations described in Section 9.2, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of Incentives (other than stock options, SARs, restricted stock, RSUs or Cash-Based Performance Awards described in Sections 6 through 8 and Section 10) paid out in shares of Common Stock and the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock, as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award); provided, however, that no dividend equivalent rights shall be paid with respect to any unvested Other Stock-Based Award. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan.

9.2
Vesting. At the time that an Other Stock-Based Award is made, the Committee shall establish the period of time during which the Other Stock-Based Award shall vest and following which all restrictions shall lapse, as set forth in the Incentive Agreement. Each Other Stock-Based Award may have a different vesting period; provided, however, that, except in the case of death or disability, no Other Stock-Based Award shall vest, in whole or in any part, until the expiration of at least one year of service following the Other Stock-Based Award’s grant date.

10.
Cash-Based Performance Awards. The Committee may grant Incentives in the form of “Cash-Based Performance Awards” to eligible participants, which shall consist of the opportunity to earn cash awards based on performance and valued in dollars rather than shares of Common Stock. A Cash-Based Performance Award shall be payable in cash and shall be subject to such terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. At the time that a Cash-Based Performance Award is granted, the Committee shall establish the vesting criteria for such Incentive, including, as applicable, the performance period and the time or times at which any payout shall be deemed vested and payable; provided, however, that, except in the case of death or disability, no Cash-Based Performance Award shall vest, in whole or in any part, until the expiration of at least one year of service following the Cash-Based Performance Award’s grant date.

11.
Performance Goals. The Committee shall determine the performance goals that may be applicable in the case of any award. No award is required to be subject to a performance goal.

12.
Change of Control.

12.1
 Definitions. As used in this Section 12, the following words or terms shall have the meanings indicated:

(a)   Adoption Date shall mean the date of the Board’s adoption of this Plan.

(b)
Affiliate (and its variants) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

(c)
Beneficial Owner (and its variants), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

(d)
Business Combination shall mean the consummation of a reorganization, merger or consolidation (including a merger or consolidation of Tidewater or any direct or indirect subsidiary of Tidewater), or sale or other disposition of all or substantially all of the assets of Tidewater.

(e)
Incumbent Board shall mean the individuals who, as of the Adoption Date, constitute the Board.

(f)
Person shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that Person shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

(g)
Post-Transaction Corporation.

(i)   Unless a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean Tidewater after the Change of Control.
(ii)   If a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls Tidewater or all or substantially all of Tidewater’s assets either directly or indirectly, in which case, Post-Transaction Corporation shall mean such ultimate parent corporation.
12.2
Change of Control Defined. Change of Control shall mean:

(a)
the acquisition by any Person of Beneficial Ownership of 50% or more of the outstanding shares of the Common Stock, or 50% or more of the combined voting power, of Tidewater’s then-outstanding securities; provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control:

(i)
any acquisition (other than a Business Combination that constitutes a Change of Control under Section 12.2(c)) of Common Stock directly from Tidewater,

(ii)
any acquisition of Common Stock by Tidewater or its subsidiaries,

(iii)
any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by Tidewater or its subsidiaries or any corporation controlled by Tidewater or any of its subsidiaries, or

(iv)
any acquisition of Common Stock by any corporation pursuant to a Business Combination that does not constitute a Change of Control under Section 12.2(c); or

(b)
members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election or nomination for election by Tidewater’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(c)   a Business Combination, unless, immediately following such Business Combination,
(i)
the individuals and entities who were the Beneficial Owners of Tidewater’s outstanding Common Stock and Tidewater’s voting securities entitled to vote generally in the election of directors immediately before such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of Common Stock, and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation, and

(ii)
except to the extent that such ownership existed before the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation, or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the corporation resulting from such Business Combination or 50% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(iii)
at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)
approval by the stockholders of Tidewater of a complete liquidation or dissolution of Tidewater.

12.3
Effect of a Change of Control.

(a)
Upon the occurrence of a Change of Control, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Incentives for: (i) continuation or assumption of such outstanding Incentives under the Plan by Tidewater (if it is the surviving company or corporation) or by the surviving company or corporation or its parent or (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); and (iii) if all or substantially all of Tidewater’s outstanding shares of Common Stock are transferred in exchange for cash, shares, or other property or consideration in connection with such Change of Control: (A) upon written notice, provide that any outstanding vested stock options and SARs are exercisable during a reasonable period of time immediately before the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such stock options and SARs shall terminate to the extent not so exercised within the relevant period; and B) cancel all or any portion of outstanding vested Incentives for fair value (in the form of cash, shares of Common Stock, other property or any combination of the foregoing) as determined in the sole discretion of the Committee; provided, however, that, in the case of stock options and SARs, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate Exercise Price with respect to such Incentives or portion of Incentives being canceled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earnouts, holdbacks, or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of shares in connection with the Change of Control.

(b)
In the event of a participant’s involuntary termination of service without cause during the 18-month period following a Change in Control, except as specifically provided in any

Incentive Agreement, (i) any unvested outstanding options and SARs’s of the participant shall become immediately vested and exercisable with respect to 100% of the shares subject to such options or SAR’s, and (ii) any unvested Restricted Stock and RSUs of the participant shall vest 100% as of the date of the participant’s termination of service.
(c)
Notwithstanding any other provision of this Section 12, in the case of any participant who is a party to a severance or employment agreement with the Company that contains provisions that are to apply in the case of a Change of Control, the terms of such severance or employment agreement with respect to the treatment of any awards under the Plan of such participant in the event of a change in control of the Company shall govern the actions taken by the Committee with respect to such awards in the event of a Change of Control.

13.
General.

13.1
Duration. No Incentives may be granted under the Plan after the tenth anniversary of the Adoption Date; provided, however, that subject to Section 13.8, the Plan shall remain in effect after such date with respect to Incentives granted before that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

13.2
Transferability. No Incentives granted hereunder may be transferred, pledged, assigned, or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code (subject, in the case of stock options that are intended to qualify as incentive stock options, to the written consent of the Committee (including duly adopted resolutions)); or (d) as to stock options only, if permitted by the Committee and so provided in the Incentive Agreement (as it may be amended in accordance with its terms), (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members, or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members, or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

13.3
Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Committee may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to such Incentive, require the recipient of the Incentive, as a condition to the receipt either of the Incentive or shares of Common Stock issued pursuant to such Incentive, to deliver to the Company a written representation of present intention to acquire such Incentive or shares of Common Stock for his or her own account for investment and not for distribution; and (b) if at any time the Committee further determines, in its sole discretion, that the listing, registration, or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant to such Incentive is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the award of any Incentive, the issuance of shares of Common Stock pursuant to such Incentive, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.
13.4
Adjustments. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar change in the Common Stock or other unusual or nonrecurring corporate event affecting the Company or any subsidiary, or any changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles, or law, the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following: (i) adjusting the number and/or kind of shares of Common Stock then subject to the Plan, shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, (ii) adjusting the Exercise Price of any stock option or SAR, and the performance objectives applicable to any Incentive that is subject to performance-based vesting conditions, (iii) adjusting any other terms applicable to any then-outstanding Incentive, (iv) providing for a substitution or assumption of Incentives (or incentives of an acquiring company), providing for a period of time (that shall not be required to be more than ten (10) days) for participants to exercise outstanding vested Incentives before the occurrence of such event (and any such Incentive not so exercised shall terminate or become no longer exercisable upon the occurrence of such event), and (v) cancelling any one or more outstanding Incentives (or incentives of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the fair value of such vested Incentives, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding stock option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such vested stock option or SAR over the aggregate Exercise Price of such stock option or SAR, respectively (it being understood that, in such event, any stock option or SAR having a per-share Exercise Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Incentives to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in incentive stock options under this Section 13.4 (other than any cancellation of incentive stock options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13.4 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the 1934 Act. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event subject to this Section 13.4, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Incentives during a period of up to 30 days before the anticipated occurrence of any such event. No substitution or adjustment shall require the Company to issue a fractional share under the Plan, and the substitution or adjustment shall be limited by deleting any fractional share.

13.5
Withholding.

(a)
The Company shall have the right to withhold from any payments made or Common Stock issued under the Plan, or to collect as a condition of payment, issuance, or vesting, any taxes required by law to be withheld (up to the maximum permissible withholding rate). At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive (each such date, a “Tax Date”), the participant may, subject to Section 13.5(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the maximum statutory amount required to be withheld under federal, state, and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the Tax Date.
(b)
Each Election must be made before the Tax Date. Except as otherwise provided in the Incentive Agreement, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made; provided, that no election under Section 83(b) of the Code may be made unless permitted by the terms of the applicable Incentive Agreement or by written consent of the Committee (including duly adopted resolutions).

13.6
No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ or service of the Company for any period of time, or any right to continue his or her present or any other rate of compensation.

13.7
Section 409A. This Plan and all Incentives granted under the Plan are intended to comply with, or be exempt from, Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”), and the Plan and all Incentives shall be interpreted and administered consistent with that intent. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement; provided, however, that any such deferral arrangements must comply with Section 409A. In no event shall the Company be liable for any additional tax, interest, or penalties that may be imposed on a participant by Section 409A, or for any damages for failing to comply with Section 409A. With respect to any Incentive that is considered “deferred compensation” subject to Section 409A, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A. For purposes of Section 409A, each of the payments that may be made in respect of any Incentive granted under the Plan is designated as a separate payment. Notwithstanding anything in the Plan to the contrary, if the participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Incentive that are “deferred compensation” subject to Section 409A shall be made to such participant before the date that is six months after the date of such participant’s “separation from service” within the meaning of Section 409A or, if earlier, the participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A that is also a business day. In the event that the timing of payments in respect of any Incentive that would otherwise be considered “deferred compensation” subject to Section 409A would be accelerated upon the occurrence of (A) a Change of Control, no such acceleration shall be permitted unless the event giving rise to the Change of Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A or (B) a disability, no such acceleration shall be permitted unless the disability also satisfies the definition of “disability” pursuant to Section 409A.

13.8
Amendments to or Termination of the Plan. The Board may from time to time and in any respect, amend, modify, suspend, or terminate the Plan; provided, however, that no amendment, modification, suspension, or termination of the Plan shall materially and adversely affect any Incentive theretofore granted without the consent of the participant or the permitted transferee of the award. The Board may seek the approval of any amendment, modification, suspension, or termination by Tidewater’s stockholders to the extent that it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent that it deems necessary in its discretion to comply with applicable law or listing requirements of any national stock exchange on which the Common Stock is traded. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any award under the Plan without the consent of a participant to the extent that it deems necessary or desirable in its discretion to comply with or to take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules, and other applicable laws, rules, and regulations.
13.9
Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (a) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined; (b) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith. In the context of a cashless exercise through a broker, the Fair Market Value shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price.

13.10
Sub-Plans. The Committee may establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Incentives. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of this Plan, but any sub-plan shall apply only to the participants specified in that sub-plan, whether specified by individual name, job-title, classification, employer, or jurisdiction.

13.11
No Trust or Fund Created. Neither the Plan nor any Incentive shall create or be construed to create a trust or separate fund of any kind, or a fiduciary relationship, between the Company and a participant or any other person. To the extent that any person acquires the right to receive payments from the Company pursuant to an Incentive, such right shall be no greater than the right of any unsecured general creditor of the Company.

13.12
No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Incentive Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Incentives hereunder until such shares have been issued or delivered to that person.

13.13
Beneficiary Designation. The participant’s beneficiary shall be the participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the participant is otherwise unmarried at the time of death, the participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the participant, or to such other individual as may be prescribed by applicable law.

13.14
Government and Other Regulations.

(a)
The Plan, the granting and vesting of Incentives under the Plan, and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Incentives granted or awarded under the Plan, are subject to compliance with all applicable U.S. federal, state, local, and non-U.S. laws, rules, and regulations (including but not limited to state, U.S. federal, and non-U.S. securities laws, and margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Incentives granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

(b)
Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or to rules of the NYSE or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

(c)
The obligation of the Company to settle Incentives in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Incentive to the contrary, the Company shall be under no obligation to offer to sell, or to sell, and shall be prohibited from offering to sell, or selling, any shares of Common Stock pursuant to an Incentive unless such shares have been properly registered for sale pursuant to the Securities Act of 1933 (the “1933 Act”) with the Securities and Exchange Commission, or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the 1933 Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Incentive Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted, and any other applicable federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any affiliate delivered under the Plan to make appropriate reference to such restrictions, or may cause such Common Stock or other securities of the Company or any affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Incentive granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Incentive complies with the legal requirements of any governmental entity to whose jurisdiction the Incentive is subject.

(d)
The Committee may cancel an Incentive or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the participant, the participant’s acquisition of Common Stock from the Company, and/or the participant’s sale of Common Stock to the public markets illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Incentive in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Incentive or portion thereof canceled (determined as of the applicable exercise date or as of the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price (in the case of a stock option or SAR) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Incentive). Such amount shall be delivered to the participant as soon as practicable following the cancellation of such Incentive or portion thereof.
13.15
Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for him- or herself because of illness or accident, or is a minor, or has died, then any payment due to such person or the participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child, or relative, or to an institution maintaining or having custody of such person, or to any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

13.16
Reliance on Reports. Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

13.17
Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

13.18
Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

13.19
Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organizations succeeding to all or substantially all of the assets and business of the Company.

13.20
No Representations or Covenants With Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Incentive for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable, or avoid unfavorable, tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Incentives under the Plan.

13.21
No Interference. The existence of the Plan, any Incentive Agreement, and the Incentives granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks, whose rights are superior to or affect the Common Stock or the rights thereof, or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company or any affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
13.22
Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Incentive, require reimbursement of any Incentive by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Incentive Agreement, in accordance with the Clawback Policy. By accepting an Incentive, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

13.23
Severability. If any term or provision of the Plan shall at any time or to any extent be invalid, illegal, or unenforceable in any respect as written, in whole or in part, such provision shall be deemed modified or limited to the extent necessary to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal, or unenforceable, shall not be affected thereby, and each term and provision of the Plan shall be valid and enforced to the fullest extent permitted by law.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V95810-P51817 For Against Abstain For Against Abstain For Against Abstain ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. Please vote, date, sign and promptly return this proxy. 1. Election of Directors - To elect seven (7) directors each for a one-year term: TIDEWATER INC. The Board of Directors recommends a vote FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. 2. Say on Pay Vote - An advisory vote to approve executive compensation as disclosed in the proxy statement. 3. Approve the First Amendment to the Company's Amended and Restated 2021 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance by 2,250,000. 4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. 1a. Melissa Cougle 1b. Dick H. Fagerstal 1c. Quintin V. Kneen 1d. Louis A. Raspino 1e. Robert E. Robotti 1f. Kenneth H. Traub 1g. Lois K. Zabrocky TIDEWATER INC. 842 WEST SAM HOUSTON PARKWAY NORTH SUITE 400 HOUSTON, TX 77024 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TDW2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! SCAN TO VIEW MATERIALS & VOTE

V95811-P51817 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the Annual Report/Form 10-K are available at www.proxyvote.com. CONTINUED AND TO BE SIGNED ON REVERSE SIDE Proxy - TIDEWATER INC. This Proxy is solicited on behalf of the Board of Directors The undersigned appoints Daniel A. Hudson and Samuel R. Rubio as proxies, each with power to act alone or by substitution, to vote all shares of the undersigned in Tidewater Inc. on all matters coming before the Annual Meeting of Stockholders of Tidewater Inc. to be held on June 16, 2026, and any adjournments thereof. If the undersigned is a participant in the Tidewater Savings Plan ("Savings Plan"), this proxy card also serves as voting instructions to the Trustees of the Savings Plan to vote at the Annual Meeting, and any adjournment thereof, as specified on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS LISTED ON THE BACK OF THIS CARD, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. SEE REVERSE SIDE SEE REVERSE SIDE